As filed with the Securities and Exchange Commission on April 27, 1999 Registration No. 333-61135

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                      POST-EFFECTIVE AMENDMENT NO. 1 TO
                                   FORM S-6

                  FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

                    PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
                        PACIFIC LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PACIFIC LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           700 Newport Center Drive
                                 P.O. Box 9000
                        Newport Beach, California  92660
              (Address of Depositor's Principal Executive Office)


                                (949) 640-3743
              (Depositor's Telephone Number, including Area Code)

                                Diane N. Ledger
                                Vice President
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                                 P.O. Box 9000
                        Newport Beach, California 92660
              (Name and Address of Agent for Service of Process)

                                  Copies to:

                            Jeffrey S. Puretz, Esq.
                            Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                         Washington, D.C.  20006-2401


It is proposed that this filing will become effective on May 1, 1999 pursuant to paragraph (b) of Rule 485.


Title of securities being registered: interests in the Separate Account under M's Versatile Product Flexible Premium Variable Life Insurance Policies.

Filing fee: None

Pacific Select   Exec Separate Account of Pacific Life Insurance Company

CROSS-REFERENCE SHEET

Pursuant to Rule 404(c) of Regulation C under the Securities Act of 1933

(Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)


Form N-8B-2                                                     Form S-6
Item Number                                              Heading in Prospectus

1.  (a)  Name of trust.................................  Prospectus front cover

    (b)  Title of securities issued....................  Prospectus front cover

2.  Name and address of each depositor.................  Prospectus front cover; Back cover

3.  Name and address of trustee........................  N/A

4.  Name and address of each principal underwriter.....  About Pacific Life

5.  State of organization of trust.....................  Pacific Select Exec Separate
                                                         Account

6.  Execution and termination of trust agreement.......  Pacific Select Exec Separate
                                                         Account

7.  Changes of name....................................  N/A

8.  Fiscal year........................................  N/A

9.  Material Litigation................................  N/A

II. General Description of the Trust and Securities of the Trust

10. (a)  Registered or bearer securities...............  M's Versatile Product basics; The death benefit

    (b)  Cumulative or distributive securities.........  M's Versatile Product basics; The death benefit

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

    (c) Withdrawal or redemption..........................................  Withdrawals, surrenders and loans

    (d) Conversion, transfer, etc. .......................................  Withdrawals, surrenders and loans

    (e) Periodic payment plan.............................................  N/A

    (f) Voting rights.....................................................  Voting Rights

    (g) Notice to security holders........................................  Reports we'll send you

    (h) Consents required.................................................  Voting Rights

    (i) Other provisions..................................................  N/A

11. Type of securities comprising units...................................  M's Versatile Product basics

12. Certain information regarding periodic payment plan certificates......  N/A

13. (a) Load, fees, expenses, etc. .......................................  Deductions from your premiums; Surrendering your policy

    (b) Certain information regarding periodic payment plan certificates..  N/A

    (c) Certain percentages...............................................  Deductions from your premiums

    (d) Difference in price...............................................  N/A

    (e) Certain other fees, etc. .........................................  Deductions from your premiums; Surrendering your policy

    (f) Certain other profits or benefits.................................  The death benefit; Your policy's accumulated value

    (g) Ratio of annual charges to income.................................  N/A

14. Issuance of trust's securities........................................  M's Versatile Product basics
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
15. Receipt and handling of payments from purchasers..........  How premiums work

16. Acquisition and disposition of underlying securities......  Your policy's accumulated value; Your investment options

17. Withdrawal or redemption..................................  Withdrawals, surrenders and loans

18. (a) Receipt, custody and disposition of income............  Your policy's accumulated value

    (b) Reinvestment of distributions.........................  N/A

    (c) Reserves or special funds.............................  N/A

    (d) Schedule of distributions.............................  N/A

19. Records, accounts and reports.............................  Statements and Reports

20. Certain miscellaneous provisions of trust agreement:

    (a) Amendment.............................................  N/A

    (b) Termination...........................................  N/A

    (c) and (d) Trustees, removal and successor...............  N/A

    (e) and (f) Depositors, removal and successor.............  N/A

21. Loans to security holders.................................  Withdrawals, surrenders and loans

22. Limitations on liability..................................  N/A

23. Bonding arrangements......................................  N/A

24. Other material provisions of trust agreement..............  N/A

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
III. Organizations, Personnel and Affiliated Persons of Depositor

25.  Organization of depositor.......................................................  About Pacific Life

26.  Fees received by depositor......................................................  See Items 13(a) and 13(e)

27.  Business of depositor...........................................................  About Pacific Life

28.  Certain information as to officials and affiliated persons of depositor.........  About Pacific Life

29.  Voting securities of depositor..................................................  N/A

30.  Persons controlling depositor...................................................  N/A

31.  Payments by depositor for certain services rendered to trust....................  N/A

32.  Payments by depositor for certain other services rendered to trust..............  N/A

33.  Remuneration of employees of depositor for certain services rendered to trust...  N/A

34.  Remuneration of other persons for certain services rendered to trust............  N/A

IV.  Distribution and Redemption of Securities

35.  Distribution of trust's securities by states....................................  N/A

36.  Suspension of sales of trust's securities.......................................  N/A

37.  Revocation of authority to distribute...........................................  N/A
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
38. (a) Method of distribution............  How policies are distributed

    (b) Underwriting agreements...........  How policies are distributed

    (c) Selling agreements................  How policies are distributed

39. (a) Organization of principal
        underwriters......................  How policies are distributed

    (b) N.A.S.D. membership of principal
        underwriters......................  How policies are distributed

40. Certain fees received by principal
    underwriters..........................  How policies are distributed

41. (a) Business of each principal
    underwriter...........................  How policies are distributed

    (b) Branch offices of each principal
        underwriter.......................  N/A

    (c) Salesmen of each principal
        underwriter.......................  N/A

42. Ownership of trust's securities by
    certain persons.......................  N/A

43. Certain brokerage commissions received
    by principal underwriters.............  N/A

44. (a) Method of valuation...............  Your policy's accumulated value

    (b) Schedule as to offering price.....  How premiums work

    (c) Variation in offering price to
        certain persons...................  Monthly deductions

45. Suspension of redemption rights.......  Timing of payments, forms and requests
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
46.  (a) Redemption valuation..............    Withdrawals, surrenders and loans

     (b) Schedule as to redemption price...    Withdrawals, surrenders and loans

47.  Maintenance of position in
     underlying securities.................    Your investment options

V.   Information Concerning the Trustee
     or Custodian

48.  Organization and regulation               N/A
     of trustee............................

49.  Fees and expenses of trustees.........    N/A

50.  Trustee's lien........................    N/A

VI.  Information Concerning Insurance of
     Holders of Securities

51.  Insurance of holders of trust's
     securities............................    The death benefit

VII. Policy of Registrant

52.  (a) Provisions of trust agreement
         with respect to selection or
         elimination of underlying
         securities........................    How our accounts work

     (b) Transactions involving elimination
         of underlying securities..........    How our accounts work

     (c) Policy regarding substitution or
         elimination of underlying
         securities........................    See Items 13(a) and 52(a)

     (d) Fundamental policy not otherwise
         covered...........................    N/A

53.  Tax status of trust...................    Variable life insurance and your
                                               taxes

VIII. Financial and Statistical Information
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
54. Trust's securities during last ten years...  N/A

55. N/A

56. Certain information regarding periodic
    payment plan certificates..................  N/A

57. N/A

58. N/A

59. Financial statements (Instruction 1(c)
    of "Instructions as to the Prospectus" of
    Form S-6)..................................  Financial statements
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
M'S VERSATILE PRODUCT                              PROSPECTUS MAY 1, 1999
                                                   M's Versatile Product is a flexible premium variable life insurance policy issued by Pacific Life Insurance Company.

                                                   This prospectus provides information that you should know before buying a policy. It's accompanied by a current prospectus for the Pacific Select Fund and the M Fund, the funds that provide the underlying portfolios for the variable investment options offered under the policy. Please read these prospectuses carefully and keep them for future reference.

                                                   Here's a list of all of the investment options available under your policy:

This policy is not available in all states.        VARIABLE INVESTMENT OPTIONS
This prospectus is not an offer in any             Pacific Select Fund
state or jurisdiction where we're not              Money Market                 Large-Cap Value
legally permitted to offer the policy.             High Yield Bond              Mid-Cap Value
                                                   Managed Bond                 Equity
The policy is described in detail in this          Government Securities        Bond and Income
prospectus. The Pacific Select Fund and            Growth                       Equity Index
the M Fund are described in their                  Aggressive Equity            Small-Cap Index
prospectuses and in their Statements of            Growth LT                    REIT
Additional Information (SAI). No one               Equity Income                International
has the right to describe the policy,              Multi-Strategy               Emerging Markets
Pacific Select Fund or the M Fund any
differently than they have been                    M Fund
described in these documents.                      Variable Account I: Brandes International Equity
                                                   Variable Account II: Turner Core Growth
You should be aware that the Securities            Variable Account III: Frontier Capital Appreciation
and Exchange Commission (SEC) has not              Variable Account IV: Enhanced U.S. Equity
reviewed the policy for its investment
merit, and does not guarantee that the             FIXED OPTIONS
information in this prospectus is                  Fixed Account
accurate or complete. It's a criminal              Fixed LT Account
offense to say otherwise.


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YOUR GUIDE TO THIS PROSPECTUS

An overview of M's Versatile Product                                        4
-----------------------------------------------------------------------------
M's Versatile Product basics                                               13
Owners, person insured by the policy, and beneficiaries                    14
Policy date, monthly payment date, and policy anniversary date             15
Statements and reports we'll send you                                      16
Your right to cancel                                                       16
Timing of payments, forms and requests                                     17
Telephone transactions                                                     18
-----------------------------------------------------------------------------
The death benefit                                                          19
Choosing your death benefit option                                         19
Choosing a death benefit qualification test                                20
Comparing the death benefit options                                        21
When we pay the death benefit                                              23
Changing your death benefit option                                         23
Changing the face amount                                                   24
Optional riders                                                            25
-----------------------------------------------------------------------------
How premiums work                                                          27
Planned periodic premium payments                                          27
Deductions from your premiums                                              28
Allocating your premiums                                                   28
Limits on the premium payments you can make                                29
-----------------------------------------------------------------------------
Your policy's accumulated value                                            30
Calculating your policy's accumulated value                                30
Monthly deductions                                                         30
Lapsing and reinstatement                                                  33
-----------------------------------------------------------------------------
Your investment options                                                    35
Variable investment options                                                35
Fixed options                                                              39
Transferring among investment options                                      39
Transfer programs                                                          40
-----------------------------------------------------------------------------
Withdrawals, surrenders and loans                                          42
Making withdrawals                                                         42
Taking out a loan                                                          43
Ways to use your policy's loan and withdrawal features                     44
Surrendering your policy                                                   45
-----------------------------------------------------------------------------
General information about your policy                                      47
-----------------------------------------------------------------------------
Variable life insurance and your taxes                                     50
-----------------------------------------------------------------------------
About Pacific Life                                                         54
-----------------------------------------------------------------------------
Illustrations                                                             107
-----------------------------------------------------------------------------
Appendices                                                                123
Appendix A: Mortality and expense risk face amount charge: rates
            per $1,000 of initial face amount                             123
Appendix B: Surrender charge: current rates per $1,000 of initial
            face amount                                                   124
Appendix C: Death benefit percentages                                     125
-----------------------------------------------------------------------------
Where to go for more information                                   back cover

2
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
                                              Terms used in this prospectus
                                              We've tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We've identified some of these below and the pages where you'll find an explanation of what they mean.

                                              If you have any questions, please ask your registered representative or call us at 1-800-800-7681.

                                              Accumulated value                 30             Joint owners                      14
                                              Accumulation units                37             Lapse                             33
                                              Age                               14             Loan account                      43
In this prospectus, you and your mean the     Allocation                        28             Modified endowment contract       52
policyholder or owner. Pacific Life, we, us   Assignment                        49             Monthly payment date              15
and our refer to Pacific Life Insurance       Beneficiary                       15             Net amount at risk                31
Company. M Fund refers to M Fund, Inc.        Business day                      17             Net cash surrender value          45
Policy means an M's Versatile Product         Cash surrender value              45             Net premium                       27
variable life insurance policy, unless we     Cash value accumulation test      20             Net single premium                20
state otherwise.                              Contingent beneficiary            15             Outstanding loan amount           43
                                              Cost of insurance rate            30             Planned periodic premium          27
                                              Death benefit                     19             Policy anniversary                15
                                              Death benefit percentage          20             Policy date                       15
                                              Death benefit qualification test  20             Policy year                       15
                                              Face amount                       19             Portfolio                         35
                                              Fixed account                     39             Proper form                       17
                                              Fixed LT account                  39             Reinstatement                     34
                                              Fixed options                     39             Riders                            25
                                              General account                   55             Separate account                  55
                                              Guideline minimum death benefit   20             Seven-pay limit                   52
                                              Guideline premium limit           29             Tax code                          50
                                              Guideline premium test            20             Unit value                        37
                                              Illustration                      16             Variable account                  35
                                              In force                          13             Variable investment option        35
                                              Income benefit                    47

                                                                                                                                  3
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
AN OVERVIEW OF M'S VERSATILE PRODUCT


                                              This overview tells you some key things you should know about your policy. It's designed as a summary only--please read the entire prospectus and your policy for more detailed information.

                                              Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what's in this prospectus.

                                              --------------------------------------------------------------------------------

M's Versatile Product basics                  M's Versatile Product is a flexible premium variable life insurance policy.

This policy may be appropriate if you want    . Flexible premium means you can vary the amount and frequency of your premium
to provide a death benefit for family           payments.
members or others or to help meet other
long-term financial objectives. It may not    . Variable means the policy's value depends on the performance of the investment
be the right kind of policy if you plan to      options you choose.
withdraw money for short-term needs.
                                              . Life insurance means the policy provides a death benefit to the beneficiary
Please discuss your insurance needs and         you choose.
financial objectives with your registered
representative.                               In addition to providing a death benefit that is generally free of federal income tax, any growth in your policy's accumulated value is tax-deferred. You
You'll find more about the basics of M's      can choose from 22 variable investment options, 18 of which invest in a
Versatile Product starting on page 13.        corresponding portfolio of the Pacific Select Fund and four of which invest in a corresponding portfolio of M Fund. You can also choose from two fixed options, both of which provide a guaranteed minimum rate of interest.

                                              M's Versatile Product is designed for long-term financial planning. Please take some time to read the information in this prospectus before you decide if this life insurance policy meets your insurance needs and financial objectives.

                                              Your right to cancel
                                              During the free look period, you have the right to cancel your policy and return it to us or your registered representative for a refund. The amount of your refund may be more or less than the premium payments you've made, depending on the state where you signed your application. If you signed your application in a state that requires us to refund premium payments, we'll hold the net premiums in the Money Market investment option until the free look transfer date.
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4
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
                                                 --------------------------------------------------------------------------------

The death benefit                                You can choose one of three death benefit options depending on what is more important to you: a larger death benefit or building the accumulated value of
Your policy provides a death benefit for         your policy.
your beneficiary after the person insured
by the policy has died, as long as your          The death benefit will always be the greater of the death benefit under the
policy is in force.                              option you choose or the guideline minimum death benefit.

You'll find more about the death benefit         This policy offers two ways to calculate the guideline minimum death benefit:
starting on page 19.                             the cash value accumulation test and the guideline premium test. These are called death benefit qualification tests. The test you choose will generally depend on the amount of premiums you want to pay. In general, you should choose the cash value accumulation test if you do not want to limit the amount of premiums you can pay into your policy.

                                                 You cannot change your death benefit qualification test. But you can change your death benefit option and increase or decrease your policy's face amount
                                                 (with certain restrictions) while your policy is in force. Any of these changes may affect your policy charges.

                                                 Optional riders
                                                 There are nine optional riders that provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.

                                                 --------------------------------------------------------------------------------

How premiums work                                Deductions from your premiums
                                                 We deduct a premium load from each premium payment you make. The premium load
Your policy gives you the flexibility to         is made up of a sales load, a state and local tax charge, and a federal tax
choose the amount and frequency of               charge.
your premium payments within certain
limits. Each premium payment must be             Limits on the premium payments you can make
at least $50.                                    Federal tax law puts limits on the premium payments you can make in relation to your policy's death benefit. We may refuse all or part of a premium payment you
You'll find more about how premiums              make, or remove all or part of a premium from your policy and return it to you
work starting on page 27.                        under certain circumstances.

                                                 --------------------------------------------------------------------------------

Your policy's accumulated value                  Accumulated value is the value of your policy on any business day. It is not guaranteed - it depends on the performance of the investment options you've
Accumulated value is used as the basis           chosen, the premium payments you've made, policy charges, and how much you've
for determining policy benefits and              borrowed or withdrawn from the policy.
charges. If there is not enough
accumulated value to cover policy                Monthly deductions
charges, your policy could lapse.                We deduct a monthly charge from your policy's accumulated value on each monthly payment date. The charge is made up of cost of insurance, an administrative
You'll find more about accumulated               charge, and a mortality and expense risk charge. If you add any riders, we'll
value starting on page 30.                       add any charges for them to your monthly charge.

                                                 Lapsing and reinstatement
                                                 If there is not enough accumulated value to cover the monthly charge on the day we make the deduction, your policy may lapse - which means you'll no longer have any insurance coverage. If your policy is in danger of lapsing, we'll give you a grace period of 61 days to pay the required premium. If your policy lapses at the end of the grace period, you have five years from the day it lapses to apply for a reinstatement.

                                                                                                                                5
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
AN OVERVIEW OF M'S VERSATILE PRODUCT

                                              --------------------------------------------------------------------------------

Your investment options                       You can choose from 22 variable investment options, 18 of which invest in a corresponding portfolio of the Pacific Select Fund and four of which invest in
The investment options you choose will        a corresponding portfolio of the M Fund.
affect your policy's accumulated value,
and may affect the death benefit.             We're the investment adviser for the Pacific Select Fund. We oversee the management of all the fund's portfolios and manage two of the portfolios
Please review the investment options          directly. We've retained other portfolio managers to manage the other
carefully and ask your registered             portfolios.
representative to help you choose the
right ones for your goals and risk            M Financial Investment Advisers, Inc. (MFIA) is the investment adviser for the
tolerance.                                    M Fund, and has retained other firms to manage the M Fund's portfolios. MFIA and the M Fund's Board of Directors oversee the management of all of the M
You'll find more about the investment         Fund's portfolios.
options starting on page 36.
                                              The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

                                              You can also choose from two fixed options, the Fixed account and the Fixed LT account, both of which provide a guaranteed minimum annual interest rate of 3%.
                                              We may offer a higher interest rate. If we do, we'll guarantee that rate for one year.

                                              We allocate your premium payments and accumulated value to the investment options you choose. Your policy's accumulated value will fluctuate depending on the investment options you've chosen. You bear the investment risk of any variable investment options you choose.

                                              In some states we'll hold your premium payments in the Money Market investment option until the free look transfer date. Please turn to Your right to cancel for details.

You'll find out more about our automatic      Transferring among investment options
transfer programs starting on page 40.        You can transfer among the investment options during the life of your policy without paying any current income tax. There is currently no charge for transfers.

                                              You can make as many transfers as you like between variable investment options.
                                              You can also make automatic transfers from one variable investment option to another using our dollar cost averaging or portfolio rebalancing programs.
                                              These programs are not available for the fixed options.

                                              You can only make one transfer from each fixed option in any 12-month period.
                                              For the Fixed account, each transfer may be no more than $5,000 or 25% of the accumulated value in the Fixed account, whichever is greater. For the Fixed LT account, each transfer may be no more than $5,000 or 10% of the accumulated value in the Fixed LT account, whichever is greater. You can only transfer to the fixed options in the policy month right before each policy anniversary.

                                              You can also make automatic transfers from the Fixed account to other investment options during the first policy year using our first year transfer program.

                                              --------------------------------------------------------------------------------

Withdrawals, surrenders and loans             You can take out all or part of your policy's accumulated value while your policy is in force by making withdrawals or surrendering your policy. You can
Making a withdrawal, taking out a loan        take out a loan from us using your policy as security. You can also use your
or surrendering your policy can change        policy's loan and withdrawal features to supplement your income, for example,
your policy's tax status, generate            during retirement.
taxable income, or make your policy more
susceptible to lapsing. Be sure to plan       Making withdrawals
carefully before using these policy           You can withdraw part of your policy's net cash surrender value starting on
benefits.                                     your policy's first anniversary. This reduces your policy's accumulated value and could affect the face amount and death benefit.
You'll find more about withdrawals,
surrenders and loans starting on page 42.

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
                                                   Taking out a loan
                                                   You can take out a loan from us using your policy's accumulated value as security. You pay interest at an annual rate of 3.25% on the amount you borrow.
                                                   The accumulated value used to secure your loan is set aside in a loan account, where it earns interest at an annual rate of 3%.

                                                   The amount in the loan account is not available to help pay for any policy charges. Taking out a loan affects the accumulated value of your policy because the amount set aside in the loan account misses out on the potential earnings available through the investment options.

                                                   Surrendering your policy
                                                   You can surrender or cash in your policy for its net cash surrender value while the person insured by the policy is still living. If you surrender your policy during the first 10 policy years, we'll apply a surrender charge. If you increase your policy's face amount and surrender your policy during the first
                                                   10 years after the increase, we'll apply a surrender charge to the amount of the increase.

                                                   --------------------------------------------------------------------------------

Variable life insurance and your                   Your beneficiary generally will not have to pay federal income tax on death
taxes                                              benefit proceeds. You'll also generally not be taxed on any or all of your policy's accumulated value unless you receive a cash distribution by making a withdrawal or surrendering your policy.
There are tax issues to consider when you
own a life insurance policy. These are             If your policy is a modified endowment contract, all distributions you receive
described in detail starting on page 50.           during the life of the policy may be subject to tax and a 10% penalty.

                                                   --------------------------------------------------------------------------------

About Pacific Life                                 Pacific Life is a life insurance company based in California. We issue the policies. Pacific Mutual Distributors, Inc., our subsidiary, is the distributor of the policies.
When you buy a life insurance policy,
you're relying on the insurance company            How our accounts work
that issues it to be able to meet its              We put your premium payments in our general and separate accounts. We own the
financial obligations to you.                      assets in our accounts and make the allocations to the investment options you've chosen.
You'll find more about Pacific Life, and our
strength as a company, starting on page 54.        Amounts allocated to the fixed options are held in our general account. Our general account includes all of our assets, except for those held in our
We may use any profit derived from any             separate accounts. Our ability to meet our obligations under the policy is
charges under the policy for any lawful            backed by our strength as an insurance company.
purpose, including our sales and
distribution expenses.                             Amounts allocated to the variable investment options are held in our separate account. The assets in this account are kept separate from the assets in our general account and our other separate accounts, and are protected from our general creditors.

                                                                                                                                   7
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

AN OVERVIEW OF M'S VERSATILE PRODUCT


                                              This section of the overview explains the fees and expenses associated with your M's Versatile Product policy.

                                              -----------------------------------------------------------------------------------

Understanding policy expenses                            Your premium
and cash flow                                            You make a
                                                         premium payment
The chart to the right illustrates how cash
normally flows through an M's Versatile                                                                           We deduct a
Product policy.                                                                                                   premium load

The dark shaded boxes show the fees and
expenses you pay directly or indirectly
under your policy. These are explained in                Net premium
the pages that follow.                                   We allocate the
                                                         net premium to
In some states we'll hold your net premium               the investment
payments in the Money Market investment                  options you
option until the free look transfer date.                choose                                Pacific Select
Please turn to Your right to cancel for                                                        Fund
details.                                                                                       The variable
                                                                                               investment
                                                                                               options invest
                                                                                               in the Pacific
                                                                                               Select Fund's
                                                                                               portfolios         The funds
                                                Fixed options       Variable                                      deduct advisory
                                                We hold amounts     investment                                    fees and other
                                                you allocate        options                                       fund expenses
                                                to these            We hold amounts                               from the
                                                options in          you allocate                                  portfolios
                                                our general         to these
                                                account             options in our
                                                                    separate account           M Fund
                                                                                               The variable
                                                                                               investment         We deduct:
                                                                                               Options invest     . cost of
                                                                                               in the M Fund's      insurance
                                                                                               portfolios         . administrative
                                                                                                                    charge
                                                                                                                  . mortality and
                                                                                  We make monthly deductions        expense risk
                                                                                                                    charge
                                                                                                                  . rider charges

                                                Loan account        Accumulated                                   We deduct a
                                                Accumulated         value              If you make a withdrawal   withdrawal
                                                value set aside     The total value                               charge
                                                to secure a         of your policy
                                                policy loan

                                                                                                                  We deduct a
                                                                                  If you surrender your policy    surrender charge
                                                                                                                  . during the
                                                                                                                    first 10 policy
                                                                                                                    years
                                                                                                                  . during the
                                                                                                                    first 10 years
                                                                                                                    after you
                                                                                                                    increase the
                                                                                                                    face amount

8
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
                                                   --------------------------------------------------------------------------------

Deductions from your premiums                      We deduct a premium load from each premium payment you make. The load is made up of three charges:
The premium load is explained in more
detail on page 28.                                 Sales load - 3.5% of each premium payment.

                                                   State and local tax charge - 2.35% of each premium payment.

                                                   Federal tax charge - 1.50% of each premium payment.

                                                   --------------------------------------------------------------------------------

Deductions from your policy's                      We deduct a monthly charge from your policy's accumulated value in the
accumulated value                                  investment options on each monthly payment date. This charge is made up of three charges:
The monthly charge is explained in
more detail starting on page 30.                   Cost of insurance - We deduct a cost of insurance charge based on the cost of insurance rate for your policy's initial face amount and for each increase you
An example                                         make to the face amount. We calculate this charge by multiplying the current
For a policy that insures a male non-              cost of insurance rate by a discounted net amount at risk at the beginning of
smoker who is age 45 when the policy               each policy month. When the person insured by the policy reaches age 100, the
is issued, with:                                   cost of insurance charge is zero--in other words, you no longer pay any cost of
 . a face amount of $350,000                        insurance charge.
 . accumulated value of $30,000 after
  deducting any outstanding loan amount.           Administrative charge - We deduct a charge of $7.50 a month. When the person insured by the policy reaches age 100, the administrative charge is zero -- in
The monthly charge for the M&E risk                other words, you no longer pay any administrative charge.
face amount charge is:
                                                   Mortality and expense risk charge - The mortality and expense risk charge
 . $126.00 under death benefit Option A             varies depending on your policy's face amount, the age of the person insured by
  and Option C                                     the policy, and accumulated value. We deduct a charge based on your policy's
  (($350,000 / 1,000) X 0.360)                     initial face amount and on each increase to the face amount. The charge is made up of two separate charges:
 . $181.30 under death benefit Option B
  (($350,000 / 1,000) X 0.518)                     . The M&E risk face amount charge, which we deduct every month during the first 10 policy years at a rate that is based on the age of the person insured
The monthly charge for the M&E risk                  by the policy on the policy date and each $1,000 of the initial face amount of
asset charge is $9.58                                your policy. If you increase your policy's face amount, the charge for the
(($25,000 X 0.0375%) plus ($5,000 X                  amount of the increase is based on the age of the person insured by the policy
0.0042%)).                                           on the day of the increase.

Sample rates for the M&E risk face                 . The M&E risk asset charge, which we deduct every month at an annual rate
amount charge appear in Appendix A.                  of:

                                                      . 0.45% (0.0375% monthly), of the first $25,000 of your policy's accumulated value in the investment options, plus
                                                      . 0.05% (0.0042% monthly) of the accumulated value in the investment options that exceeds $25,000.

                                                   For the purposes of this charge, accumulated value is calculated on the monthly payment date before we deduct the monthly charge, but after we deduct any outstanding loan amount or allocate any new net premiums, withdrawals or loans.
                                                   When the person insured by the policy reaches age 100, the annual rate is 0% --
                                                   in other words, you no longer pay this charge.

                                                   Riders - If you add any riders to your policy, we add any charges for them to your monthly charge.

                                                                                                                                 9

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

AN OVERVIEW OF M'S VERSATILE PRODUCT
                                              --------------------------------------------------------------------------------

Withdrawal and surrender charges              You can withdraw part of your policy's net cash surrender value at any time starting on your policy's first anniversary. There is a $25 charge for each
Withdrawal and surrender charges are          withdrawal you make. We deduct this charge proportionately from all of your explained in more detail on pages 42 and 45.  investment options.

An example                                    If you surrender or cash in your policy during the first 10 years of owning the
For a policy:                                 policy, we'll deduct a surrender charge. If you increase your policy's face
 . that insures a male non-smoker who is      amount and surrender your policy during the first 10 years after the increase,
   age 45 when the policy is issued           we'll apply a surrender charge to the amount of the increase.
 . with an initial face amount of $350,000.
                                              The surrender charge is assessed at a rate that is based on the age and risk
For death benefit Option A and                class of the person insured by the policy on the policy date, and each $1,000
Option C, the surrender charge is:            of the initial face amount of your policy. The amount of the surrender charge does not change during the first policy month. We reduce the charge by 0.8403%
 . $724.50 at issue                           a month until it reaches zero at the end of 10 policy years.
   (($350,000 / $1,000) X 2.07)
                                              If you increase your policy's face amount, each increase has a surrender charge
 . $219.19 at the end of the seventh          and maximum surrender charge based on the amount of the increase. If you
    policy year ($724.50 - ($724.50 X         decrease the face amount, the decrease will not affect your policy's surrender
    .8403% X 83 months))                      charge or maximum surrender charge.

For death benefit Option B, the
surrender charge is:

 . $1,029.00 at issue
   (($350,000 / $1,000) X 2.94)

 . $311.32 at the end of the seventh
   policy year ($1,029.00 - ($1,029.00
   X .8403% X 83 months))

Sample rates for the surrender charge
appear in Appendix B.
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10
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
                                                   --------------------------------------------------------------------------------

Fees and expenses paid by the                      The Pacific Select Fund and the M Fund pay advisory fees and other expenses.
Pacific Select Fund and the                        These are deducted from the assets of each portfolio and may vary from year to
M Fund                                             year. They are not fixed and are not part of the terms of your policy. If you choose a variable investment option, these fees and expenses affect you
You'll find more about the Pacific Select          indirectly because they reduce portfolio returns.
Fund starting on page 35, and in the
Pacific Select Fund's prospectus, which            Fees and expenses paid by Pacific Select Fund
accompanies this prospectus.                       Advisory fee
                                                   Pacific Life is the investment adviser to the Pacific Select Fund. The Pacific
You'll find more about the M Fund                  Select Fund pays an advisory fee to us for these services. The table below
starting on page 35, and in the M Fund's           shows the advisory fee as an annual percentage of each portfolio's average
prospectus, which accompanies this                 daily net assets.
prospectus.
                                                   Other expenses
                                                   The table also shows expenses the Pacific Select Fund paid in 1998 as an annual percentage of each portfolio's average daily net assets. To help limit fund expenses, we've agreed to waive all or part of our investment advisory fees or otherwise reimburse each portfolio for expenses (not including advisory fees, additional costs associated with foreign investing and extraordinary expenses)
                                                   that exceed 0.25% of its average daily net assets. We do this voluntarily, but do not guarantee that we'll continue to do so after December 31, 2000. No reimbursement was necessary for 1998.

                                                   --------------------------------------------------------------------------------
                                                   Pacific Select Fund Portfolios    Advisory fee   Other expenses   Total expenses
                                                   --------------------------------------------------------------------------------
                                                   Money Market/1/                      0.37%           0.06%            0.43%
                                                   High Yield Bond/1/                   0.60%           0.06%            0.66%
                                                   Managed Bond                         0.60%           0.06%            0.66%
                                                   Government Securities                0.60%           0.06%            0.66%
                                                   Growth                               0.65%           0.05%            0.70%
                                                   Aggressive Equity                    0.80%           0.09%            0.89%
                                                   Growth LT                            0.75%           0.05%            0.80%
                                                   Equity Income/1/                     0.65%           0.05%            0.70%
                                                   Multi-Strategy/1/                    0.65%           0.06%            0.71%
                                                   Large-Cap Value/2/                   0.85%           0.06%            0.91%
                                                   Mid-Cap Value/2/                     0.85%           0.06%            0.91%
                                                   Equity                               0.65%           0.06%            0.71%
                                                   Bond and Income                      0.60%           0.10%            0.70%
                                                   Equity Index                         0.16%           0.05%            0.21%
                                                   Small-Cap Index/2/                   0.50%           0.06%            0.56%
                                                   REIT/2/                              1.10%           0.06%            1.16%
                                                   International                        0.85%           0.15%            1.00%
                                                   Emerging Markets                     1.10%           0.36%            1.46%
                                                   -------------------------------------------------------------------------------

                                                   /1/ Total net expenses for these portfolios in 1998, after deduction of an offset for custodian credits, was: 0.42% for Money Market Portfolio, 0.65% for
                                                   High Yield Bond Portfolio, 0.69% for Equity Income Portfolio, and 0.70% for
                                                   Multi-Strategy Portfolio.

                                                   /2/ Expenses are estimated. There were no actual advisory fees or other expenses for these portfolios in 1998 because the portfolios started on January
                                                   4, 1999.


                                                                                                                                11
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

AN OVERVIEW OF M'S VERSATILE PRODUCT
                                                   Fees and expenses paid by the M Fund
                                                   Advisory fee
                                                   MFIA is the investment adviser to the M Fund. The M Fund pays an advisory fee to MFIA for these services. The table below shows the advisory fee as an annual percentage of each portfolio's average daily net assets.

                                                   Other expenses
                                                   The table also shows expenses the M Fund paid in 1998 as an annual percentage of each portfolio's average daily net assets. MFIA has agreed to pay operating expenses of the M Fund (not including brokerage or other portfolio transaction expenses, expenses for litigation, indemnification, taxes or other extraordinary expenses) that exceed 0.25% of each portfolio's average daily net assets. MFIA does this voluntarily, but does not guarantee that it will continue to do so after December 31, 1999.

                                                   --------------------------------------------------------------------------------
                                                   M Fund Portfolios/1/            Advisory fee    Other expenses    Total expenses
                                                   --------------------------------------------------------------------------------
                                                   Brandes International Equity       1.05%            0.25%            1.30%
                                                   Turner Core Growth                 0.45%            0.25%            0.70%
                                                   Frontier Capital Appreciation      0.90%            0.25%            1.15%
                                                   Enhanced U.S. Equity               0.55%            0.25%            0.80%
                                                   --------------------------------------------------------------------------------

                                                   /1/ Actual expenses in 1998 were: 3.57% for Brandes International Equity, 3.42%
                                                   for Turner Core Growth, 1.75% for Frontier Capital Appreciation, and 2.34% for
                                                   Enhanced U.S. Equity. MFIA paid the difference.

M'S VERSATILE PRODUCT BASICS
                                                   When you buy an M's Versatile Product life insurance policy, you're entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

Policy amendments and endorsements are a           When we approve your signed application, we'll issue your policy. If your
part of your policy and confirm changes            application does not meet our underwriting requirements, we can reject it or
you or we make to the policy.                      ask you for more information. Once we receive your first premium payment, the policy has been delivered to you and any delivery requirements have been met,
Specification pages summarize information          we'll consider your policy to be in force. That's when our obligations under
specific to your policy at the time the            the policy begin.
policy is issued.
                                                   Your policy will be in force until one of the following happens:
Riders provide extra benefits, some at             . the person insured by the policy dies
additional cost. Not all riders are available      . the grace period expires and your policy lapses, or
in every state, and some riders may only           . you surrender your policy.
be added when you apply for your policy.
                                                   If your policy is not in force when the person insured by the policy dies, we are not obligated to pay the death benefit proceeds to your beneficiary.

This policy may be appropriate if you              M's Versatile Product is a flexible premium variable life insurance policy that
want to provide a death benefit for family         insures the life of one person and pays death benefit proceeds after that
members or others or to help meet other            person has died.
long-term financial objectives. It may not
be the right kind of policy if you plan to         Under a flexible premium life insurance policy, you have the flexibility to
withdraw money for short-term needs.               choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of policy benefits.
Please discuss your insurance needs and
financial objectives with your registered          A premium load is deducted from each premium payment you make. The resulting
representative.                                    net premium is allocated to the investment options you choose, and becomes part of your policy's accumulated value.
In some states we'll hold your net
premium payments in the Money Market               Charges are deducted from the accumulated value each month to help cover the
investment option until the free look              cost of the policy's death benefit and other expenses. If there is not enough
transfer date. Please turn to Your right to        accumulated value to cover the monthly charge on the day we make the deduction,
cancel for details.                                your policy may lapse after a grace period - which means you'll no longer have any insurance coverage.

                                                   Investment earnings will increase your policy's accumulated value, while investment losses will decrease it. The premium payments you'll be required to make to keep your policy in force will be influenced by the investment results of the investment options you've chosen.

                                                                                                                                13
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
M'S VERSATILE PRODUCT BASICS
                                                  --------------------------------------------------------------------------------

Owners, person insured by the                     Owners
policy, and beneficiaries                         The owner is the person named on the application who makes the decisions about the policy and its benefits while it's in force. You can own a policy by
Please consult your financial advisor or          yourself or with someone else. Two or more owners are called joint owners. You
a lawyer about designating ownership              need the signatures of all owners for all policy transactions.
interests.
                                                  If one of the joint owners dies, the surviving owners will hold all rights
If you would like to change the owner of          under the policy. If the last joint owner dies, his or her estate will own the
your policy, please contact us or your            policy unless you've given us other instructions.
registered representative for a change of
owner form. We can process the change             A policy can also be owned by an institution, trust, corporation or group or
only if we receive your instructions in           sponsored arrangement. These owners often buy more than one policy, which may
writing.                                          qualify them for reduced charges or lower premium payments.

                                                  We may reduce or waive the sales load or surrender charges on policies sold to our directors or employees, to any of our affiliates, or to trustees, employees or affiliates of the fund.

                                                  You can change the owner of your policy by completing a change of owner form.
                                                  Once we've received and recorded your request, the change will be effective as of the day you signed the change of owner form.

                                                  Person insured by the policy
Risk classes are usually based on age,            This policy insures the life of one person who is age 85 or younger at the time
gender, health and whether or not the             you apply for your policy, and who has given us satisfactory evidence of
person to be insured by the policy                insurability. Your policy refers to this person as the insured. The policy pays
smokes. Most insurance companies use              death benefit proceeds after this person has died.
similar risk classification criteria.
                                                  The person to be insured by the policy is assigned an underwriting or insurance
When we refer to age throughout this              risk class which we use to calculate cost of insurance and other charges. We
prospectus, we're using the word as we've         normally use the medical or paramedical underwriting method to assign
defined it here, unless we tell you               underwriting or insurance risk classes, which may require a medical
otherwise.                                        examination. We may, however, use other forms of underwriting if we think it's appropriate.

                                                  When we use a person's age in policy calculations, we generally use his or her age as of the nearest policy date, and we add one year to this age on each policy anniversary date. For example, when we talk about someone "reaching age
                                                  100", we're referring to the policy anniversary date closest to that person's
                                                  100th birthday, not to the day when he or she actually turns 100.

14
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
                                           Beneficiaries
                                           The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

                                           . You can name one or more primary beneficiaries who each receive an equal share of the death benefit proceeds unless you tell us otherwise. If one beneficiary dies, his or her share will pass to the surviving primary beneficiaries in proportion to the share of the proceeds they're entitled to receive, unless you tell us otherwise.
If you would like to change the
beneficiary of your policy, please         . You can also name a contingent beneficiary for each primary beneficiary you
contact us or your registered                name. The contingent beneficiary will receive the death benefit proceeds if the
representative for a change of               primary beneficiary dies.
beneficiary form. We can process the
change only if we receive your             . You can choose to make your beneficiary permanent (sometimes called
instructions in writing.                     irrevocable). You cannot change a permanent beneficiary's rights under the policy without his or her permission.

                                           . If none of your beneficiaries is still living when the death benefit proceeds are payable, you as the policy owner will receive the proceeds. If you're no longer living, the proceeds will go to your estate.

                                           . You can change your beneficiary at any time while the person insured by the policy is still living, and while the policy is in force. The change will be effective as of the day you signed the change of beneficiary form.

                                           --------------------------------------------------------------------------------

Policy date, monthly payment date,         Your policy date
policy anniversary date                    This is usually the day we approve your policy application. It's also the beginning of your first policy year. Your policy's monthly, quarterly, semi-
In Massachusetts, the policy date is       annual and annual anniversary dates are based on your policy date.
known as the issue date.
                                           The policy date is set so that it never falls on the 29th, 30th or 31st of any month. We'll apply your first premium payment as of your policy date or as of the day we receive your premium, whichever is later.

                                           Backdating your policy
In Ohio, your policy can be backdated      You can have your policy backdated up to six months, as long as we approve it.
only three months.                         Backdating in some cases may lower your cost of insurance rates since these rates are based on the age of the person insured by the policy. Your first premium payment must cover the premium load and monthly charges for the period between the backdated policy date and the day your policy is issued.

                                           Your monthly payment date
                                           This is the day we deduct the monthly charges from your policy's accumulated value. The first monthly payment date is your policy date, and it's the same day each month thereafter. Monthly charges are explained in the section called
                                           Your policy's accumulated value.

                                           Your policy anniversary date
                                           This is the same day as your policy date every year after we issue your policy.
                                           A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

                                                                                                                        15
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
M'S VERSATILE PRODUCT BASICS
                                                   --------------------------------------------------------------------------------

Statements and reports                             We send the following statements and reports to policy owners:
we'll send you
                                                   . a confirmation for many financial transactions, usually including premium
We can create customized hypothetical                payments and transfers, loans, loan repayments, withdrawals and surrenders.
illustrations of benefits under your policy          Monthly deductions and scheduled transactions made under the dollar cost
based on different assumptions. You'll find          averaging, portfolio rebalancing and first year transfer programs are reported
sample illustrations starting on page 107.           on your quarterly policy statement.

We'll send you one policy illustration free        . a quarterly policy statement. The statement will tell you the accumulated
of charge each policy year if you ask for            value of your policy by investment options, cash surrender value, the amount
one. We reserve the right to charge $25              of the death benefit, the policy's face amount, and any outstanding loan
for additional illustrations.                        amount. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

                                                   . supplemental schedules of benefits and planned periodic premiums. We'll send these to you if you change your policy's face amount or change any of the policy's other benefits.

                                                   . financial statements, at least annually or as required by law, of the separate account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund.

                                                   . any financial statements that we receive from M Fund.

                                                   --------------------------------------------------------------------------------

Your right to cancel                               During the free look period, you have the right to cancel your policy and return it to us or your registered representative for a refund.
There are special rules for the free look
period in certain states. Here are some            The amount of your refund may be more or less than the premium payments you've
examples:                                          made, depending on the state where you signed your application. We'll always
 . In California the free look period ends          deduct any outstanding loan amount from the amount we refund to you.
  30 days after you receive your policy if
  you're 60 years old or over or if you're         You'll find a complete description of the free look period that applies to your
  replacing another life insurance policy.         policy on the policy's cover sheet, or on a notice that accompanied your
 . In Colorado the free look period ends            policy. Generally, the free look period ends 10 days after you receive your
  after 15 days.                                   policy. Some states may have a different free look period if you are replacing
 . In North Dakota the free look period             another life insurance policy.
  ends after 20 days.
                                                   In most states, your refund will be based on the accumulated value of your
Please call us or your registered                  policy. In these states, we'll allocate your net premiums to the investment
representative if you have questions about         options you've chosen. If you exercise your right to cancel, your refund will
your right to cancel your policy.                  be:

                                                   . any charges or taxes we've deducted from your premiums
                                                   . the net premiums allocated to the fixed options
                                                   . the accumulated value allocated to the variable investment options
                                                   . any monthly charges and fees we've deducted from your policy's accumulated value in the variable investment options.
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
                                                 In some states we're required to refund the premium payments you've made. If you sign your application in one of these states, we'll hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we'll transfer the accumulated value in the Money Market investment option to the investment options you've chosen.

                                                 The free look transfer date is the latest of the following:

                                                 . 15 days after we issue your policy
                                                 . when we consider your policy to be in force.

                                                 --------------------------------------------------------------------------------

Timing of payments, forms and                    Effective date
requests                                         The effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the
A business day, called a valuation date in       mailing address that appears on the back cover of this prospectus.
your policy, is any day that the New York
Stock Exchange and our life insurance            Planned periodic premium payments, loan requests, transfer requests, loan
client services offices are open. It usually     payments or withdrawal or surrender requests that we receive in proper form
ends at 4:00 p.m. Eastern time.                  before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another
The New York Stock Exchange is usually           business day. If we receive your payment or request on or after 4:00 p.m.
closed on weekends and on the following          Eastern time on a business day, your payment or request will be effective as of
days:                                            the end of the next business day. If a scheduled transaction falls on a day
 . New Year's Day, Martin Luther King, Jr.        that is not a business day, we'll process it as of the end of the next business
  Day, President's Day, Good Friday,             day.
  Memorial Day, July Fourth, Labor Day,
  Thanksgiving Day and Christmas Day.            Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is
Our client services offices are also usually     scheduled to occur on another business day. Change of owner and beneficiary
closed on the following days:                    forms are effective as of the day you sign the change form, once we receive
 . the Monday before New Year's Day, July         them in proper form.
  Fourth, or Christmas Day, if any of these
  holidays falls on a Tuesday                    Proper form
 . the Tuesday before Christmas Day if that       We'll process your requests once we receive all letters, forms or other
  holiday falls on a Wednesday                   necessary documents, completed to our satisfaction. Proper form may require,
 . the Friday after New Year's Day, July          among other things, a signature guarantee or some other proof of authenticity.
  Fourth or Christmas Day, if any of these       We do not generally require a signature guarantee, but we may ask for one if it
  holidays falls on a Thursday                   appears that your signature has changed, if the signature does not appear to be
 . the Friday after Thanksgiving.                 yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us.
Call us or contact your registered
representative if you have any questions
about the proper form required for a
request.

                                                                                                                                  17
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
M'S VERSATILE PRODUCT BASICS
                                                 When we make payments and transfers
                                                 We'll normally send the proceeds of transfers, withdrawals, loans, surrenders,
To request payment of death benefit              exchanges and death benefit payments within seven days after the effective date
proceeds, send us proof of death and             of the request. We may delay payments and transfers, or the calculation of
payment instructions.                            payments and transfers based on the value in the variable investment options under unusual circumstances, for example, if:

                                                 . the New York Stock Exchange closes on a day other than a regular holiday or weekend
                                                 . trading on the New York Stock Exchange is restricted
                                                 . an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a variable account's assets, or
                                                 . the SEC permits a delay for the protection of policy owners.

                                                 We may delay transfers and payments from the fixed options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We'll pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the fixed options that we delay for 30 days or more.

                                                 We pay interest at an annual rate of at least 3% on death benefit proceeds, calculated from the day the person insured by the policy dies to the day we pay the proceeds.

                                                 --------------------------------------------------------------------------------

Telephone transactions                           You can make loans or transfers by telephone any time after the free look period as long as we have your signed authorization form on file.

                                                 Here are some things you need to know about telephone transactions:

                                                 . You must complete a telephone authorization form.
                                                 . If your policy is jointly owned, all joint owners must sign the telephone authorization. We'll take instructions from any owner.
                                                 . We may use any reasonable method to confirm that your telephone instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone.

                                                 We'll send you a written confirmation of each telephone transaction.

                                                 Sometimes, you may not be able to make loans or transfers by telephone, for example, if our telephone lines are busy because of unusual market activity or a significant economic or market change, or our telephone lines are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

                                                 When you send us your telephone authorization form, you agree that:

                                                 . we can accept and act upon instructions you give us over the telephone
                                                 . neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone that we believe to be genuine, as long as we have followed our own procedures
                                                 . you bear the risk of any loss that arises from your right to make loans or transfers over the telephone.
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
THE DEATH BENEFIT

                                                 We'll pay death benefit proceeds to your beneficiary after the person insured by the policy dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

Your policy's initial amount of insurance        This policy offers three death benefit options, Options A, B and C. The option
coverage is its initial face amount. We          you choose will generally depend on which is more important to you: a larger
determine the face amount based on               death benefit or building the accumulated value of your policy.
instructions provided in your application.
                                                 This policy offers two ways to calculate the guideline minimum death benefit:
The minimum face amount when a policy            the cash value accumulation test and the guideline premium test. These are
is issued is usually $50,000, but we may         called death benefit qualification tests. The test you choose will generally
reduce this in some circumstances.               depend on the amount of premiums you want to pay.

You'll find your policy's face amount,           Here are some things you need to know about the death benefit:
which includes any increases or decreases,       . You choose your death benefit option and death benefit qualification test
in the specification pages in your policy.         on your policy application.
                                                 . If you do not choose a death benefit option, we'll assume you've chosen
If you signed the application for your             Option A.
policy in Florida, the death benefit equals      . If you do not choose a death benefit qualification test, we'll assume
the accumulated value after the person             you've chosen the guideline premium test.
insured by the policy reaches age 100.           . The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit, calculated using the death benefit qualification test you've chosen.
                                                 . The death benefit will never be lower than the face amount of your policy if you've chosen Option A or B. Of course, the death benefit proceeds will always be reduced by any outstanding loan amount.
                                                 . We'll pay the death benefit proceeds to your beneficiary when we receive proof of the death of the person insured by the policy.

                                                 --------------------------------------------------------------------------------

Choosing your death benefit option               You can choose one of the following three options for the death benefit on your application.

                                                 Option A -  the face amount of        Option B - the face amount of your policy
                                                 your policy.                          plus its accumulated value.

                                                       [GRAPHIC APPEARS HERE]                    [GRAPHIC APPEARS HERE]

                                                                                       The death benefit changes as your policy's
                                                                                       accumulated value changes. The better your
                                                                                       investment options perform, the larger the
                                                                                       death benefit will be.

                                                 Option C - the face amount of your
                                                 policy plus the total premiums
                                                 you've paid minus any withdrawals
                                                 or distributions made.

                                                       [GRAPHIC APPEARS HERE]

                                                 The more premiums you pay and the
                                                 less you withdraw, the larger the
                                                 death benefit will be.

                                                                                                                                  19
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
THE DEATH BENEFIT
                                                   --------------------------------------------------------------------------------

Choosing a death benefit                           This policy offers two death benefit qualification tests, which we use to
qualification test                                 calculate the guideline minimum death benefit. You choose one of these tests on your application. Once you choose a test, you cannot change it.
The guideline minimum death benefit is
the minimum death benefit needed for               In general, you should choose the cash value accumulation test if you do not
your policy to qualify as life insurance           want to limit the amount of premiums you can pay into your policy. If you want
under Section 7702 of the Internal                 to pay a premium that increases the net amount at risk, however, you need to
Revenue Code.                                      provide us with satisfactory evidence of insurability before we can increase the death benefit.
Net amount at risk is the difference
between the death benefit that would be            The guideline minimum death benefit will generally be smaller under the
payable if the person insured by the policy        guideline premium test than under the cash value accumulation test.
died and the accumulated value of your
policy.                                            Cash value accumulation test
                                                   If you choose the cash value accumulation test, your policy's guideline minimum
There are other limits on premiums you             death benefit will be the greater of:
can pay into your policy, which are
described in How premiums work.                    . the minimum death benefit amount that's needed for the policy to qualify as life insurance under the tax code or
The cash value accumulation test is                . 101% of the policy's accumulated value.
defined in Section 7702(b) of the tax
code.                                              This test determines what the death benefit should be in relation to your policy's accumulated value. In general, as your policy's accumulated value increases, the death benefit must also increase to ensure that your policy qualifies as life insurance under the tax code.
An example
For a policy that insures a male, age 45           Under the test, a policy's death benefit must be large enough to ensure that
when the policy was issued, with a                 its cash surrender value, as defined in Section 7702 of the tax code (and which
standard nonsmoking risk class, in Policy          is based on accumulated value, among other things), is never larger than the
Year 6 the guideline minimum death                 net single premium that's needed to fund future benefits under the policy. The
benefit under the cash value accumulation          net single premium under your policy varies according to the age, sex, and risk
test is calculated by multiplying each             class of the person insured by your policy. It's calculated using an interest
$1,000 of accumulated value by a "net              rate of at least 4% and the guaranteed mortality charges as of the time the
single premium factor" of 2.4728.                  policy is issued. We'll use a higher interest rate if we've guaranteed it under your policy.

                                                   The death benefit determined by your policy's net single premium will be at least equal to the amount required for the policy to qualify as life insurance under the tax code.

                                                   Guideline premium test
The guideline premium test is defined in           If you choose the guideline premium test, we calculate the guideline minimum
Section 7702(a)(2) of the tax code.                death benefit by multiplying your policy's accumulated value by a death benefit percentage.
Death benefit percentages are defined in
Section 7702(d) of the tax code.                   You'll find a table of death benefit percentages in Appendix C and in your policy. The death benefit percentage is based on the guideline premium limit and the age of the person insured by the policy. It is 250% when the person is age 40 or younger, and reduces as the person gets older.

                                                   Under this test, the total premiums you pay cannot exceed your policy's guideline premium limit. You'll find a more detailed discussion of the guideline premium limit in How premiums work.

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
                                             --------------------------------------------------------------------------------

Comparing the death benefit                  The tables below compare the death benefits provided by the policy's three
options                                      death benefit options. The examples are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

                                             The example below is based on the following:

                                             . the person insured by the policy is age 45 at the time the policy was issued and dies at the beginning of the sixth policy year
                                             . face amount is $100,000
                                             . accumulated value at the date of death is $25,000
                                             . total premium paid into the policy is $30,000
                                             . the guideline minimum death benefit under the guideline premium test is
                                               $46,250 (assuming a guideline premium test factor of 185% x accumulated value)
                                             . the guideline minimum death benefit under the cash value accumulation test is
                                               $61,820.00 (assuming a net single premium factor of $2.4728 for each $1,000 of accumulated value)

                                             -------------------------------------------------------------------------------------
                                                                                   If you select the guideline
                                                                                   premium test, the death
                                                                                   benefit is the larger of
                                                                                   these two amounts
                                                                                   ---------------------------
                                             Death                                 Death benefit Guideline     Net amount at
                                             benefit   How it's                    under         minimum       risk used for cost
                                             option    calculated                  the option    death benefit of insurance charge
                                             -------------------------------------------------------------------------------------
                                             Option A  Face amount                   $100,000       $46,250         $74,754.01
                                             Option B  Face amount plus
                                                       accumulated value             $125,000       $46,250         $99,692.51
                                             Option C  Face amount plus
                                                       premiums less distributions   $130,000       $46,250        $104,680.21
                                             -------------------------------------------------------------------------------------

                                             -------------------------------------------------------------------------------------
                                                                                   If you select the cash value
                                                                                   accumulation test, the death
                                                                                   benefit is the larger of these
                                                                                   two amounts
                                                                                   ------------------------------
                                             Death                                 Death benefit Guideline     Net amount at
                                             benefit   How it's                    under         minimum       risk used for cost
                                             option    calculated                  the option    death benefit of insurance charge
                                             -------------------------------------------------------------------------------------
                                             Option A  Face amount                   $100,000     $61,820.00        $74,754.01
                                             Option B  Face amount plus
                                                       accumulated value             $125,000     $61,820.00        $99,692.51
                                             Option C  Face amount plus
                                                       premiums less distributions   $130,000     $61,820.00       $104,680.21
                                             -------------------------------------------------------------------------------------

                                                                                                                                21
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
THE DEATH BENEFIT
If the death benefit equals the guideline      Here's the same example, but with an accumulated value of $75,000. Because
minimum death benefit, any increase in         accumulated value has increased, the guideline minimum death benefit is now:
accumulated value will cause an automatic
increase in the death benefit.                 . $138,750 for the guideline premium test
                                               . $185,460 for the cash value accumulation test.

                                               -------------------------------------------------------------------------------------
                                                                                     If you select the guideline
                                                                                     premium test, the death
                                                                                     benefit is the larger of
                                                                                     these two amounts
                                                                                     ---------------------------
                                               Death                                 Death benefit Guideline     Net amount at
                                               benefit   How it's                    under         minimum       risk used for cost
                                               option    calculated                  the option    death benefit of insurance charge
                                               -------------------------------------------------------------------------------------
                                               Option A  Face amount                   $100,000      $138,750        $63,408.68
                                               Option B  Face amount plus
                                                         accumulated value             $175,000      $138,750        $99,569.51
                                               Option C  Face amount plus
                                                         premiums less distributions   $130,000      $138,750        $63,408.68
                                               -------------------------------------------------------------------------------------

                                               -------------------------------------------------------------------------------------
                                                                                     If you select the cash
                                                                                     value accumulation test,
                                                                                     the death benefit is the
                                                                                     larger of these two amounts
                                                                                     ---------------------------
                                               Death                                 Death benefit Guideline     Net amount at
                                               benefit   How it's                    under         minimum       risk used for cost
                                               option    calculated                  the option    death benefit of insurance charge
                                               -------------------------------------------------------------------------------------
                                               Option A  Face amount                   $100,000      $185,460        $110,003.78
                                               Option B  Face amount plus
                                                         accumulated value             $175,000      $185,460        $110,003.78
                                               Option C  Face amount plus
                                                         premiums less distributions   $130,000      $185,460        $110,003.78
                                               -------------------------------------------------------------------------------------

                                               These examples show that each death benefit option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your policy's accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.

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22
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
                                                   --------------------------------------------------------------------------------

When we pay the death benefit                      We calculate the amount of the death benefit proceeds as of the end of the day the person insured by the policy dies. If that person dies on a day that is not
Your beneficiary can choose to receive             a business day, we calculate the proceeds as of the next business day.
the death benefit proceeds in a lump sum
or use it to buy an income benefit. Please         Your policy's beneficiary must send us proof that the person insured by the
see the discussion about income benefits           policy died while the policy was in force, along with payment instructions.
in General information about your policy.
                                                   Death benefit proceeds equal the total of the death benefits provided by your
It is important that we have a current             policy and any riders you've added, minus any outstanding loan amount, minus
address for your beneficiary so that we            any overdue charges.
can pay death benefit proceeds promptly.
If we cannot pay the proceeds to your              We'll pay interest at an annual rate of at least 3% on the death benefit
beneficiary within five years of the death         proceeds, calculated from the day the person insured by the policy dies to the
of the person insured by the policy, we'll         day we pay the proceeds. In some states we may pay a higher rate of interest if
be required to pay them to the state.              required by law.

                                                   --------------------------------------------------------------------------------

Changing your death benefit option                 You can change your death benefit option while your policy is in force. Here's how it works:
We will not change your death benefit
option if it means your policy will be             . You can change the death benefit option once in any policy year.
treated as a modified endowment
contract, unless you've told us in writing         . You must send us your request in writing.
that this would be acceptable to you.
Modified endowment contracts are                   . You can change to Option A or Option B.
discussed in Variable life insurance and your
taxes.                                             . You cannot change from any death benefit option to Option C.

Net amount at risk is the difference               . The change will become effective on the first monthly payment date after we
between the death benefit that would be              receive your request. If we receive your request on a monthly payment date,
payable if the person insured by the policy          we'll process it that day.
died and the accumulated value of your
policy.                                            . The face amount of your policy will change by the amount needed to make the death benefit under the new option equal the death benefit under the old option just before the change. We will not let you change the death benefit option if doing so means the face amount of your policy will become less than $50,000. We may waive this minimum amount under certain circumstances.

                                                   . Changing the death benefit option can also affect the monthly cost of insurance charge since this charge varies with the net amount at risk.

                                                   . The new death benefit option will be used in all future calculations.

                                                                                                                                  23
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
THE DEATH BENEFIT
                                              --------------------------------------------------------------------------------

Changing the face amount                      You can increase or decrease your policy's face amount starting on the first policy anniversary as long as we approve it. Here's how it works:
If you change the face amount, we'll send
you a supplemental schedule of benefits       . You can change the face amount as long as the person insured by the policy is
and premiums.                                   still living.

If your policy's death benefit is equal to    . You can only change the face amount once in any policy year.
the guideline minimum death benefit, and
the net amount at risk is more than three     . You must send us your request in writing while your policy is in force.
times the death benefit on the policy
date, we may reduce the death benefit by      . The change will become effective on the first monthly payment date after we
requiring you to make a withdrawal from         receive your request. If we receive your request on a monthly payment date,
your policy.                                    we'll process it that day.

If we require you to make a withdrawal,       . The person insured by the policy will also need to agree to the change in
we will not charge you our usual $25            face amount, if that person is someone other than you.
withdrawal fee, but the withdrawal may
be taxable. Please turn to Withdrawals,       . Increasing the face amount may increase the death benefit, and decreasing the
surrenders and loans for information about      face amount may decrease the death benefit. The amount the death benefit
making withdrawals.                             changes will depend, among other things, on the death benefit option you've chosen and whether, and by how much, the death benefit is greater than the face amount before you make the change.

                                              . Changing the face amount can affect the net amount at risk, which affects the cost of insurance charge. An increase in the face amount may increase the cost of insurance charge, while a decrease may decrease the charge.

                                              . We can refuse your request to make the face amount less than $50,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

                                              Increasing the face amount
                                              Here are some additional things you should know about increasing the face amount:

                                              . You must give us satisfactory evidence of insurability.

                                              . Each increase you make to the face amount must be $25,000 or more.

                                              . We may charge you a fee of up to $100 for each increase to cover the costs of processing the request. We deduct the fee on the day the increase is effective from all of your investment options in proportion to the accumulated value you have in each option.

                                              . Increasing the face amount will increase the mortality and expense risk charge.

Decreasing the face amount may affect         Decreasing the face amount
your policy's tax status. To ensure your      Here are some additional things you should know about decreasing the face
policy continues to qualify as life           amount:
insurance, we might be required to return
part of your premium payments to you if       . We'll apply any decrease in the face amount in the following order:
you've chosen the guideline premium test,       . to the most recent increases you made to the face amount in the order you
or make distributions from the                    made them
accumulated value, which may be taxable.        . to the original face amount.
                                              . We do not charge you for a decrease in face amount.
For more information, please see Variable     . We can refuse your request to decrease the face amount if making the change
life insurance and your taxes.                  means:
                                                . your policy will end because it no longer qualifies as life insurance
                                                . the distributions we'll be required to make from your policy's accumulated value will be greater than your policy's net cash surrender value
                                                . your policy will become a modified endowment contract and you have not told us in writing that this is acceptable to you.
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24
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
                                                   --------------------------------------------------------------------------------

Optional riders                                    There are nine optional riders that provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be
Ask your registered representative for             added when you apply for your policy.
more information about the riders
available with the policy, or about other          . Accidental death rider
kinds of life insurance policies offered by          Provides additional insurance coverage in the event of the accidental death
Pacific Life.                                        of the person insured by the policy.

There may be tax consequences if you               . Children's term rider
exercise your rights under the Accelerated           Provides term insurance for the children of the person insured by the policy living benefits rider. Please see Variable life
insurance and your taxes for more information.     . Annual renewable term rider
                                                     Provides annual renewal term insurance on the person insured by the policy.
Samples of the provisions for the extra
optional benefits are available from us            . Annual renewable and convertible term rider
upon written request.                                Provides annual renewal term insurance on members of the immediate family of the person insured by the policy.

                                                   . Accounting benefit rider
                                                     Provides added protection benefit on the person insured by the policy.

                                                   . Guaranteed insurability rider
                                                     Gives the right to buy additional insurance on the life of the person insured by the policy on certain specified dates without proof of insurability.

                                                   . Waiver of charges rider
                                                     Waives certain charges if the person insured by the policy becomes totally disabled before age 60.

                                                   . Accelerated living benefits rider
                                                     Gives the policy owner access to a portion of the policy's death benefit if the person insured by the policy has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

                                                   . Disability benefit rider
                                                     Provides a monthly addition to the policy's accumulated value when the person insured by the policy has a qualifying disability, until he or she reaches age 65.

                                                   We guarantee the amounts of the extra benefits when we issue your rider. We'll add any rider charges to the monthly charge we deduct from your policy's accumulated value.

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THE DEATH BENEFIT

                                              Things to keep in mind
                                              We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a policy and a rider, however, may be more economical than adding another policy. It may also be more economical to provide an amount of insurance coverage through a policy alone.

                                              Under certain circumstances, combining a policy with an Annual renewable term rider or Accounting benefit rider may result in a face amount equal to the face amount of a single policy. Combining a policy and an Annual renewable term rider will result in current charges that are lower than for a single policy with the same face amount.

                                              However, your policy has guaranteed maximum charges. Adding an Annual renewable term rider will result in guaranteed maximum charges that are higher than for a single policy with the same face amount.

                                              Combining a policy with an Accounting benefit rider could result in either higher or lower charges than under a single policy. The timing of certain charges for policies held for certain periods may also be affected.
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HOW PREMIUMS WORK

                                              Your policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.
The amount, frequency, and period of time
over which you make premium payments may      We deduct a premium load from each premium payment, and then allocate your net
affect whether your policy will be            premium to the investment options you've chosen. Depending on the performance classified as a modified endowment contract,  of your investment options, and on how many withdrawals, loans or other policy or no longer qualifies as life insurance for  features you've taken advantage of, you may need to make additional premium
tax purposes. See Variable life insurance     payments to keep your policy in force.
and your taxes for more information.
                                              If we do not receive your first premium payment within 20 days after we issue your policy, we can cancel the policy and refund any partial premium payment you've made. We may waive the 20 day requirement in some cases.

                                              --------------------------------------------------------------------------------

Planned periodic premium payments             You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here's how it
Even if you pay all your premiums when        works:
they're scheduled, your policy could lapse
if the accumulated value, less any            . On your application, you choose a fixed amount of at least $50 for each
outstanding loan amount, is not enough to       premium payment.
pay your monthly charges. Turn to Your
policy's accumulated value for more           . You indicate whether you want to make premium payments annually, semi-
information.                                    annually, or quarterly. You can also choose monthly payments using our monthly Uni-check plan, which is described below.

                                              . We send you a notice to remind you of your scheduled premium payment (except for monthly Uni-check payments, which are paid automatically). If you own more than one policy, we'll send one notice -- called a listbill -- that reminds you of your payments for all of your policies. You can choose to receive the listbill every month. While you do not have to make the premium payments you've scheduled, not making a premium payment may have an impact on any financial objectives you may have set for your policy's accumulated value and death benefit, and could cause your policy to lapse.

                                              . We'll treat any payment you make during the life of your policy as a loan repayment, not as a premium payment, unless you tell us otherwise. When a payment, or any portion of it, exceeds your outstanding loan amount, we'll treat it as a premium payment. Some states may require us to consider your payments as premium payments if you have not given us instructions to do otherwise.

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HOW PREMIUMS WORK
                                                   Monthly Uni-check plan
                                                   Once you've made your first premium payment, you can make monthly premium payments using our Uni-check plan. Here's how it works:

                                                   . you authorize us to withdraw a specified amount from your checking account each month

                                                   . you can choose any day between the 4th and 28th of the month

                                                   . if you do not specify a day for us to make the withdrawal, we'll withdraw the premium payment on your policy's monthly anniversary. If your policy's monthly anniversary falls on the 1st, 2nd or 3rd of the month, we'll withdraw the payment on the 4th of each month.

                                                   --------------------------------------------------------------------------------

Deductions from your premiums                      We deduct a premium load from each premium payment you make. The load is made up of three charges:
Your net premium is your premium
payment less the premium load.                     Sales load
                                                   We deduct a 3.5% sales load from each premium payment you make.

                                                   This charge helps pay for the cost of distributing our policies and is guaranteed not to increase. If our sales and distribution expenses are more than the sales load, we can recover these expenses from other charges, such as the mortality and expense risk charge and the surrender charge, and from any mortality gains.

                                                   State and local tax charge
                                                   We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to profit from this charge, and do not expect to change the rate unless the rate we pay changes.

                                                   Federal tax charge
                                                   We deduct 1.50% from each premium payment to pay federal taxes. We reserve the right to change this rate to respond to changes in law.

                                                   --------------------------------------------------------------------------------

Allocating your premiums                           We generally allocate your net premiums to the investment options you've chosen on your application on the day we receive them.
There are special restrictions when
allocating premiums to the Fixed LT                When we allocate your first premium depends on the state where you signed your
account.                                           policy application. If you signed your application in a state that requires us to return the premiums you've paid, we'll hold your net premiums in the Money
Please turn to Your investment options             Market investment option until the free look transfer date, and then transfer
for more information about the                     them to the investment options you've chosen.
investment options.
                                                   If you signed your application in a state that requires refunds to be based on accumulated value, we allocate net premiums to the investment options you've chosen on the day we receive them.

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                                                   --------------------------------------------------------------------------------

Limits on the premium payments                     Federal tax law puts limits on the amount of premium payments you can make in
you can make                                       relation to your policy's death benefit. These limits apply in the following situations:
Before you buy a policy, you can ask us
or your registered representative for a            . If you've chosen the guideline premium test as your death benefit
personalized illustration that will show you         qualification test and accepting the premium means your policy will no longer
the guideline single premium and guideline           qualify as life insurance for federal income tax purposes.
level annual premiums.
                                                   The total amount you can pay in premiums and still have your policy qualify as life insurance is your policy's guideline premium limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the guideline premium limit, which is the greater of:

                                                   . the guideline single premium or
                                                   . the sum of the guideline level annual premiums.

                                                   Your policy's guideline single premium and guideline level annual premiums appear on your policy's specification pages.

                                                   We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy's guideline premium limit. If we find that you've exceeded your guideline premium limit, we may remove all or part of a premium you've paid from your policy as of the day we applied it, and return it to you.
                                                   We'll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

You'll find a detailed discussion of               . If applying the premium in that policy year means your policy will become a
modified endowment contracts in Variable             modified endowment contract.
life insurance and your taxes.
                                                   A life insurance policy will become a modified endowment contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the
                                                   Internal Revenue Code.

                                                   Unless you've told us in writing that you want your policy to become a modified endowment contract, we'll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We'll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we'll hold it and apply it to your policy on the anniversary date.

                                                   In both of these situations, if we remove an excess premium from your policy, we'll return the premium amount to you no later than 60 days after the end of that policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium payment we're returning to you.

                                                   If we do not return the premium amount to you within that time, we'll increase your policy's death benefit retroactively, to the day we applied the premium, and prospectively so that it's always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we'll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Net amount at risk is the difference               . If applying the premium payment to your policy will increase the net amount
between the death benefit that would be              at risk. This will happen if your policy's death benefit is equal to the
payable if the person insured by the policy          guideline minimum death benefit or would be equal to it once we applied your
died and the accumulated value of your               premium payment.
policy.
                                                   We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the person insured by the policy.

                                                   We will not accept premium payments after the person insured by the policy reaches age 100.

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
YOUR POLICY'S ACCUMULATED VALUE
Accumulated value is used as the basis for         Accumulated value is the value of your policy on any business day.
determining policy benefits and charges.
                                                   We use it to calculate how much money is available to you for loans and withdrawals, and how much you'll receive if you surrender your policy. It also affects the amount of the death benefit if you choose a death benefit option that's calculated using accumulated value.

                                                   The accumulated value of your policy is not guaranteed - it depends on the performance of the investment options you've chosen, the premium payments you've made, policy charges and how much you've borrowed or withdrawn from the policy.

                                                   --------------------------------------------------------------------------------

Calculating your policy's                          Your policy's accumulated value is the total amount allocated to the variable
accumulated value                                  investment options and the fixed options, plus the amount in the loan account.

Please see Taking out a loan for                   We determine the value allocated to the variable investment options on any
information about loans and the loan               business day by multiplying the number of accumulation units for each variable
account.                                           investment option credited to your policy on that day, by the variable investment option's unit value at the end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

                                                   --------------------------------------------------------------------------------

Monthly deductions                                 We deduct a monthly charge from your policy's accumulated value in the investment options each monthly payment date.
If there is not enough accumulated value
to pay the monthly charge, your policy             Unless you tell us otherwise, we deduct the monthly charge from the investment
could lapse. The performance of the                options that make up your policy's accumulated value, in proportion to the
investment options you choose, not                 accumulated value you have in each option. This charge is made up of three
making planned premium payments, or                charges:
taking out a loan all affect the
accumulated value of your policy.                  Cost of insurance
                                                   This charge covers the cost of providing you with life insurance protection. We
You'll find a discussion about when your           deduct a cost of insurance charge based on the cost of insurance rate for your
policy might lapse, and what you can do            policy's initial face amount and for each increase you make to the face amount.
to reinstate it, later in this section.
                                                   There are maximum or guaranteed cost of insurance rates associated with your
Unisex rates are used in the state of              policy. These rates are shown in your policy's specification pages. When the
Montana. They are also used when a                 person insured by your policy reaches age 100, the guaranteed cost of insurance
policy is owned by an employer in                  rate is zero - in other words, you no longer pay any cost of insurance.
connection with employment-related or
benefit programs.                                  The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary
                                                   Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the person insured by the policy unless unisex rates are required.

                                                   Our current cost of insurance rates are based on the age, risk class, smoking status and gender (unless unisex rates are required) of the person insured by the policy. These rates generally increase as the person's age increases, and they vary with the number of years the policy has been in force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.
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
                                                   Choosing a guaranteed period
                                                   Our current cost of insurance rates are not guaranteed. You may choose a guaranteed period during which we'll guarantee our current cost of insurance rates.

                                                   If the person insured by the policy is age 65 or younger and in our standard risk class when the policy is issued, you may choose a ten-year guaranteed period. If the person insured by the policy is older than 65, or is not in our standard risk class, you may choose a five-year guaranteed period. You can only do this when the policy is issued and you cannot change the guaranteed period later.

                                                   If you increase the face amount, the cost of insurance rates associated with the increase will have the same five-year or ten-year guaranteed period that you chose when the policy was issued. This will be effective on the day of the increase. However, if the person insured by the policy is older than age 65 or no longer qualifies for our standard risk class on the day of the increase, you'll receive the five-year guaranteed period.

                                                   There is no charge for choosing a guaranteed period.

                                                   --------------------------------------------------------------------------------

If you add an annual renewable term or             How we calculate cost of insurance
accounting benefit rider to your policy, we
will include the face amount of the rider          We calculate cost of insurance by multiplying the current cost of insurance
in this calculation of cost of insurance.          rate by a discounted net amount at risk at the beginning of each policy month.

                                                   Net amount at risk for the cost of insurance calculation is the difference between a discounted death benefit that would be payable if the person insured by the policy died and the accumulated value of your policy at the beginning of the policy month before the monthly charge is due.

                                                   First, we calculate the total net amount at risk for your policy in two steps:

                                                   . Step 1: we divide the death benefit that would be payable at the beginning of the policy month by 1.002466.

                                                   . Step 2: we subtract your policy's accumulated value at the beginning of the policy month from the amount we calculated in step 1.

                                                   Next, we allocate the net amount at risk in proportion to the face amount and each increase that's in force as of your monthly payment date.

                                                   We then multiply the amount of each allocated net amount at risk by the cost of insurance rate for each coverage. The sum of these amounts is your cost of insurance charge.

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
YOUR POLICY'S ACCUMULATED VALUE

                                              Administrative charge
                                              We deduct a charge of $7.50 a month to help cover the costs of administering and maintaining our policies. We guarantee that this charge will not increase.
                                              When the person insured by the policy reaches age 100, the administrative charge is zero - in other words, you no longer pay any administrative charge.

                                              Mortality and expense risk charge
                                              Mortality risk is the chance that the people insured by policies we've issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

                                              Expense risk is the chance that our actual administrative and operating expenses are more than the fees and expenses deducted under the policies and the separate account.

                                              The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

                                              --------------------------------------------------------------------------------

An example                                    How we calculate the mortality and expense risk charge
For a policy that insures a male non-
smoker who is age 45 when the policy          The mortality and expense risk charge has two separate charges:
is issued, with:
 . a face amount of $350,000                   . M&E risk face amount charge We deduct a face amount charge every month during the first 10 policy years, at a rate that is based on the age of the person
 . accumulated value of $30,000 after            insured by the policy on the policy date and on a face amount component
  deducting any outstanding loan amount.        factor per $1,000 of the initial face amount of your policy. The rates for the face amount component are shown in Appendix A.
The monthly charge for the M&E risk face
amount charge is:                               If you increase the face amount, each increase will have a corresponding face amount charge related to the amount of the increase. We'll specify these
 . $126.00 under death benefit Option A and      charges in a supplemental schedule of benefits at the time of the increase.
  Option C (($350,000 / 1,000) X 0.360).        We'll apply each charge for 10 years from the day of the increase. If you decrease the face amount, the charge will remain the same.
 . $181.30 under death benefit Option B
  (($350,000 / 1,000) X 0.518).               . M&E risk asset charge We deduct a risk asset charge every month at an annual rate of 0.45% (0.0375% monthly) on the first $25,000 of your policy's
The monthly charge for the M&E risk asset       accumulated value in the investment options plus an annual rate of 0.05%
charge is $9.58 (($25,000 x 0.0375%) plus       (0.0042% monthly) of the accumulated value in the investment options that
($5,000 x 0.0042%)).                            exceeds $25,000. For the purposes of this charge, the amount of accumulated value is calculated on the monthly payment date before we deduct the monthly
Sample rates for the M&E risk face amount       charge, but after we deduct any outstanding loan amount or allocate any new
charge appear in Appendix A.                    net premiums, withdrawals or loans. When the person insured by the policy reaches age 100, the annual rate is 0%--in other words, you no longer pay this charge.

                                              Charges for optional riders
                                              If you add any riders to your policy, we add any charges for them to your monthly charge.
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Lapsing and reinstatement                     Your policy will lapse if there is not enough accumulated value, after subtracting any outstanding loan amount, to cover the monthly charge on the day we make the deduction. Your policy's accumulated value is affected by the following:

                                              . loans or withdrawals you make from your policy

                                              . not making planned premium payments

                                              . the performance of your investment options

                                              . charges under the policy.

                                              There is no guarantee that your policy will not lapse even if you pay your planned periodic premium.

                                              If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that's available and send you, and anyone you've assigned your policy to, a notice telling you the minimum amount you have to pay to keep your policy in force. This minimum amount is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

                                              We'll give you a grace period of 61 days from when we send the notice to pay the required premium. Your policy will remain in force during the grace period.

                                              If you do not make the minimum payment

                                              If we do not receive your payment within the grace period, your policy will lapse with no value. This means we'll end your life insurance coverage.

Remember to tell us if your payment is a      If you make the minimum payment
premium payment. Otherwise, we'll treat it
as a loan repayment.                          If we receive your payment within the grace period, we'll allocate your net premium to the investment options you've chosen and deduct the monthly charge from your investment options in proportion to the accumulated value you have in each option.

                                              If your policy is in danger of lapsing and you have an outstanding loan amount, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your policy's face amount under tax laws.
                                              In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your policy from lapsing, you'll have to repay a portion of your outstanding loan amount.

                                              How to avoid future lapsing

                                              To stop your policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

                                              Paying death benefit proceeds during the grace period

                                              If the person insured by the policy dies during the grace period, we'll pay death benefit proceeds to your beneficiary. We'll reduce the payment by any unpaid monthly charges and any outstanding loan amount.


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
YOUR POLICY'S ACCUMULATED VALUE

                                              Reinstating a lapsed policy

                                              If your policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We'll reinstate it if you send us the following:

                                              . a written application

                                              . evidence satisfactory to us that the person insured by the policy is still insurable

                                              . a premium payment sufficient to keep your policy in force for three months after the day your policy is reinstated

                                              . payment of all unpaid monthly charges that were due in the grace period.

                                              We'll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. Once we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed.
                                              We'll allocate it according to your most recent premium allocation instructions.

                                              Reinstating a lapsed policy with an outstanding loan amount

                                              If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

                                              . If we reinstate your policy on the first monthly payment date that immediately follows the lapse, we'll also reinstate the loan amount that was outstanding the day your policy lapsed.

                                              . If we reinstate your policy on any monthly payment date other than the monthly payment date that immediately follows the lapse, we'll deduct the outstanding loan amount from your policy's accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.
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
YOUR INVESTMENT OPTIONS

                                              This section tells you about the investment options available under your policy and how they work.

You can change your premium allocation        We put your premium payments in our general and separate accounts. We own the
instructions by writing, sending a fax, or,   assets in our accounts and allocate your premiums, less any charges, to the
if we have your completed telephone           investment options you've chosen. Amounts allocated to the fixed options are
authorization form on file, by calling us     held in our general account. Amounts allocated to the variable investment
at 1-800-800-7681. Or you can ask your        options are held in our separate account.
registered representative to contact us.
                                              You choose your initial investment options on your application. If you choose
You'll find information about when we         more than one investment option, you must tell us the dollar amount or
allocate premium payments to your             percentage you want to allocate to each option. You can change your premium
investment options in How premiums work.      allocation instructions at any time.

                                              The investment options you choose, and how they perform, will affect your policy's accumulated value and may affect the death benefit. Please review the investment options carefully and ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Make sure you understand any costs you may pay directly and indirectly on your investment options because they will affect the value of your policy.

                                              --------------------------------------------------------------------------------

Variable investment options                   You can choose from 22 variable investment options. Each variable investment option is set up as a variable account under our separate account and invests
Variable investment options are also known    in a corresponding portfolio of the Pacific Select Fund or the M Fund. Each
as variable accounts. These variable          portfolio invests in different securities and has its own investment goals,
accounts are divisions of our separate        strategies and risks. The value of each portfolio will fluctuate with the value
account. We bear the direct operating         of the investments it holds, and returns are not guaranteed. Your policy's
expenses of our separate account. For more    accumulated value will fluctuate depending on the investment options you've
information about how these accounts work,    chosen. You bear the investment risk of any variable investment options you
see About Pacific Life.                       choose.

We're the investment adviser for the          The following charts summarize the Pacific Select Fund and M Fund portfolios.
Pacific Select Fund. We oversee the           You'll find detailed descriptions of the portfolios in the Pacific Select Fund
management of all the fund's portfolios,      and M Fund prospectuses that accompany this prospectus. There's no guarantee
and manage two of the portfolios directly.    that a portfolio will achieve its investment objective. You should read both
We've retained other portfolio managers to    the fund prospectuses carefully before investing.
manage the other portfolios.

MFIA is the investment adviser for the M
Fund, and has retained other firms to
manage the M Fund's portfolios. MFIA and the M Fund's Board of Directors oversee the management of all of the M Fund's portfolios.

We are not responsible for the operation of the M Fund or any of its portfolios. We are also not responsible for ensuring that the M Fund and its portfolios comply with any laws that apply.

                                                                              35
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YOUR INVESTMENT OPTIONS


PACIFIC SELECT FUND    THE PORTFOLIO'S              THE PORTFOLIO'S                 PORTFOLIO
PORTFOLIO              INVESTMENT GOAL              MAIN INVESTMENTS                MANAGER
Money Market           Current income consistent    Highest quality money market    Pacific Life
                       with preservation of         instruments believed to have
                       capital.                     limited credit risk.

High Yield Bond        High level of current        Fixed income securities with    Pacific Life
                       income.                      lower and medium-quality credit
                                                    ratings and intermediate to
                                                    long terms to maturity.

Managed Bond           Maximize total return        Medium and high-quality fixed   Pacific Investment
                       consistent with prudent      income securities with varying  Management Company
                       investment management.       terms to maturity.

Government Securities  Maximize total return        Fixed income securities that    Pacific Investment
                       consistent with prudent      are issued or guaranteed by the Management Company
                       investment management.       U.S. government, its agencies
                                                    or government-sponsored
                                                    enterprises.

Growth                 Growth of capital.           Equity securities of smaller    Capital Guardian
                                                    and medium-sized companies.     Trust Company

Aggressive Equity      Capital appreciation.        Equity securities of small      Alliance Capital
                                                    emerging-growth companies and   Management L.P.
                                                    medium-sized companies.

Growth LT              Long-term growth of capital  Equity securities of a large    Janus Capital
                       consistent with the          number of companies of any      Corporation
                       preservation of capital.     size.

Equity Income          Long-term growth of capital  Equity securities of large and  J.P. Morgan
                       and income.                  medium-sized dividend-paying    Investment Management
                                                    U.S. companies.                 Inc.

Multi-Strategy         High total return.           A mix of equity and fixed       J.P. Morgan
                                                    income securities.              Investment Management
                                                                                    Inc.

Large-Cap Value        Long-term growth of          Equity securities of large U.S. Salomon Brothers
                       capital. Current income is   companies.                      Asset Management Inc
                       of secondary importance.

Mid-Cap Value          Capital appreciation.        Equity securities of medium-    Lazard Asset
                                                    sized U.S. companies believed   Management
                                                    to be undervalued.

Equity                 Capital appreciation.        Equity securities of large U.S. Goldman Sachs Asset
                       Current income is of         growth-oriented companies.      Management
                       secondary importance.

Bond and Income        Total return and income      A wide range of fixed income    Goldman Sachs Asset
                       consistent with prudent      securities with varying terms   Management
                       investment management.       to maturity, with an emphasis
                                                    on long-term bonds.

Equity Index           Investment results that      Equity securities of companies  Bankers Trust Company
                       correspond to the total      that are included in the
                       return of common stocks      Standard & Poor's 500 Composite
                       publicly traded in the U.S.  Stock Price Index.

Small-Cap Index        Investment results that      Equity securities of companies  Bankers Trust Company
                       correspond to the total      that are included in the
                       return of an index of small  Russell 2000 Small Stock Index.
                       capitalization companies.

REIT                   Current income and long-     Equity securities of real       Morgan Stanley Asset
                       term capital appreciation.   estate investment trusts.       Management

International          Long-term capital            Equity securities of companies  Morgan Stanley Asset
                       appreciation.                of any size located in          Management
                                                    developed countries outside of
                                                    the U.S.

Emerging Markets       Long-term growth of          Equity securities of companies  Blairlogie Capital
                       capital.                     that are located in countries   Management
                                                    generally regarded as "emerging
                                                    market" countries.



M FUND                   THE PORTFOLIO'S              THE PORTFOLIO'S                 PORTFOLIO
PORTFOLIO                INVESTMENT GOAL              MAIN INVESTMENTS                MANAGER
Brandes International    Long-term capital            Equity securities of foreign    Brandes Investment
 Equity                  appreciation.                issuers, including common       Partners, L.P.
                                                      stocks, preferred stocks and
                                                      securities that are convertible
                                                      into common stocks. Focuses on
                                                      stocks with capitalizations
                                                      of $1 billion or more

Turner Core Growth Fund  Long-term capital            Common stocks that show strong  Turner Investment
                         appreciation.                earnings potential and also     Partners, Inc.
                                                      have reasonable valuations.

Frontier Capital         Maximum capital              Common stock of companies of    Frontier Capital
 Appreciation            appreciation.                all sizes with emphasis on      Management Company,
                                                      stocks companies with           Inc.
                                                      capitalizations of less than $3
                                                      billion.

Enhanced U.S. Equity     Above-market total return.   Common stocks of U.S. companies Franklin Portfolio
                                                      which the portfolio manager     Associates LLC
                                                      believes have the potential for
                                                      higher rates of return than the
                                                      Standard & Poor's 500 Composite
                                                      Stock Price Index while having
                                                      risks similar to those of the
                                                      index.

An example                                        Calculating unit values
You ask us to allocate $6,000 to the              When you choose a variable investment option, we credit your policy with
Government Securities investment option           accumulation units. The number of units we credit equals the amount we've
on a business day. At the end of that day,        allocated divided by the unit value of the variable account. Similarly, the
the unit value of the variable account is         number of accumulation units in your policy will be reduced when you make a
$15. We'll credit your policy with 400            transfer, withdrawal or loan from a variable investment option, and when your
units ($6,000 divided by $15).                    monthly charges are deducted.

The value of an accumulation unit is not          The value of an accumulation unit is the basis for all financial transactions
the same as the value of a share in the           relating to the variable investment options. We calculate the unit value for
underlying portfolio.                             each variable account once every business day, usually at or about 4:00 p.m.
                                                  Eastern time.
For information about timing of
transactions, see M's Versatile Product           Generally, for any transaction, we'll use the next unit value calculated after
basics.                                           we receive your written request. If we receive your written request before 4:00
                                                  p.m. Eastern time, we'll use the unit value calculated as of the end of that business day. If we receive your request on or after 4:00 p.m. Eastern time, we'll use the unit value calculated as of the end of the next business day.

                                                  If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day. For your monthly charge, we'll use the unit value calculated on your monthly payment date. If your monthly payment date does not fall on a business day, we'll use the unit value calculated as of the end of the next business day.

                                                  The unit value calculation is based on the following:
                                                  . the investment performance of the underlying portfolio
                                                  . any dividends or distributions paid by the underlying portfolio
                                                  . any charges for any taxes that are, or may become, associated with the operation of the variable account.

                                                  The unit value of a variable account will change with the value of its corresponding Pacific Select Fund or M Fund portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

                                                                                                                                  37

YOUR INVESTMENT OPTIONS

                                                  A look at performance
                                                  Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

                                                  Information about the performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy's accumulated value to the variable account during a particular time period.

                                                  Performance information is no guarantee of how a variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that's shown.

                                                  We may show performance information in any way that's allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy owner's death benefit.

                                                  We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

                                                  Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

                                                  Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

                                                  In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

                                                  . other variable life separate accounts, mutual funds, or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

                                                  . the Consumer Price Index, to assess the real rate of return from buying a policy by taking inflation into consideration.

                                                  Reports and promotional literature may also contain our rating or a rating of our claims-paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                                                  Fees and expenses paid by the Pacific Select Fund and the M Fund
You'll find more about Pacific Select Fund        The Pacific Select Fund and the M Fund pay advisory fees and other expenses.
fees and expenses in An overview of               These are deducted from the assets of each fund's portfolios and may vary from
M's Versatile Product.                            year to year. They are not fixed and are not part of the terms of your policy.
                                                  If you choose a variable investment option, these fees and expenses affect you
You'll find more about M Fund fees and            indirectly because they reduce portfolio returns. The Pacific Select Fund is
expenses in An overview of M's Versatile          governed by its own Board of Trustees. The M Fund is governed by its own Board
Product.                                          of Directors.

38

                                                   --------------------------------------------------------------------------------

Fixed options                                      You can also choose from two fixed options: the Fixed account and the Fixed LT account. The fixed options provide a guaranteed minimum annual rate of
The fixed options are not securities, so           interest. The amounts allocated to the fixed options are held in our general
they do not fall under any securities act.         account.
For this reason, the SEC has not reviewed
the disclosure in this prospectus about            Here are some things you need to know about the fixed options:
these options. However, other federal
securities laws may apply to the accuracy          . Accumulated value allocated to the fixed options earns interest on a daily
and completeness of the disclosure about             basis, using a 365-day year. Our minimum annual interest rate is 3%.
these options.
                                                   . We may offer a higher annual interest rate on the fixed options. If we do,
For more information about the general               we'll guarantee the higher rate for one year.
account, see About Pacific Life.
                                                   . There are no investment risks or direct charges.

                                                   . There are limitations on when and how much you can transfer from the fixed options. These limitations are described below, in Transferring among investment options.

                                                   . We may limit the total amount you allocate to the Fixed LT account for all
                                                     Pacific Life policies you own to $1,000,000 in any 12-month period, and transfer any amount over $1,000,000 to your other investment options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. You should contact us to find out if a higher limit is in effect.

                                                   --------------------------------------------------------------------------------

Transferring among                                 You can transfer among your investment options any time during the life of your
investment options                                 policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone transfer, or by signing up for one of our
If your state requires us to refund your           automatic transfer programs. You'll find more information about making
premiums when you exercise your right              telephone transfers in M's Versatile Product basics.
to cancel, you can make transfers and use
transfer programs only after the free look         Transfers will normally be effective as of the end of the business day we
transfer date. For more information,               receive your written or telephone request.
please see M's Versatile Product basics.
                                                   Here are some things you need to know about making transfers:
If you live in Connecticut, Georgia,
Maryland, North Carolina, North Dakota,            . If you're making transfers between variable investment options, there is no
or Pennsylvania, you can make transfers to           minimum amount required and you can make as many transfers as you like.
the fixed options any time during the first
18 months of your policy.                          . You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.
You'll find more about the first year
transfer program later in this section.            . You can only make one transfer from each fixed option in any 12-month period, except if you've signed up for the first year transfer program.

                                                   . You can only transfer up to the greater of $5,000 or 25% of your policy's accumulated value in the Fixed account in any 12-month period, except for scheduled transfers under the first year transfer program.

                                                   . You can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT account in any 12-month period.

                                                   . Currently, there is no charge for making a transfer but we may charge you in the future.

                                                                                                                                 39

YOUR INVESTMENT OPTIONS

                                              . There is no minimum required value for the investment option you're transferring to or from.
                                              . You cannot make a transfer if your policy is in the grace period and is in danger of lapsing.
                                              . We can restrict or suspend transfers.
                                              . We may choose to impose limits on transfer amounts, the value of the investment options you're transferring to or from, or the number and frequency of transfers you can make.

                                              --------------------------------------------------------------------------------

Transfer programs                             We offer three programs that allow you to make automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing programs, you can transfer among the variable investment options. Under the first year transfer program, you can make transfers from the Fixed account to the Fixed LT account and the variable investment options.

Since the value of accumulation units can     Dollar cost averaging program
change, more units are credited for a         Our dollar cost averaging program allows you to make scheduled transfers of $50
scheduled transfer when unit values are       or more between variable investment options without paying a transfer fee. It
lower, and fewer units when unit values are   does not allow you to make transfers to or from either of the fixed options.
higher. This allows you to average the cost   Here's how the program works:
of investments over time. Investing this
way does not guarantee profits or prevent     . You can set up this program at any time while your policy is in force.
losses.                                       . You need to complete a request form to enroll in the program.
                                              . You must have at least $5,000 in a variable investment option to start the program.
                                              . We'll automatically transfer accumulated value from one variable investment option to one or more of the other variable investment options you've selected.
                                              . We'll process transfers as of the end of the business day on your policy's monthly, quarterly, semi-annual or annual anniversary, depending on the interval you've chosen. We will not make the first transfer until after the free look transfer date in states that require us to return your premiums if you exercise your right to cancel your policy.
                                              . We will not charge you for the dollar cost averaging program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.
                                              . We have the right to discontinue, modify or suspend the program at any time.
                                              . We'll keep making transfers at the intervals you've chosen until one of the following happens:

                                                . the total amount you've asked us to transfer has been transferred
                                                . there is no more accumulated value in the investment option you're transferring from
                                                . your policy enters the grace period and is in danger of lapsing
                                                . you tell us in writing to cancel the program
                                                . we discontinue the program.

Because the portfolio rebalancing program     Portfolio rebalancing program
matches your original percentage              As the value of the underlying portfolios changes, the value of the allocations
allocations, we may transfer money from an    to the variable investment options will also change. The portfolio rebalancing
investment option with relatively higher      program automatically transfers your policy's accumulated value among the
returns to one with relatively lower          variable investment options according to your original percentage allocations.
returns.
                                              Here's how the program works:
                                              . You can set up this program at any time while your policy is in force.
                                              . You enroll in the program by sending us a written signed request or a completed automatic rebalancing form.
                                              . Your first rebalancing will take place on the monthly payment date you choose.
                                                You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
                                              . If you cancel this program, you must wait 30 days to begin it again.
                                              . You cannot use this program if you're already using the dollar cost averaging program.
                                              . We do not currently charge for the portfolio rebalancing program or for transfers made under this program.
                                              . We can discontinue, suspend or change the program at any time.

This program allows you to average the cost   First year transfer program
of investments over your first policy year.   Our first year transfer program allows you to make monthly transfers during the
Investing this way does not guarantee         first policy year from the Fixed account to the variable investment options or
profits or prevent losses.                    the Fixed LT account. It does not allow you to transfer among variable investment options.

                                              Here's how the program works:
                                              . You enroll in the program when you apply for your policy.
                                              . You choose a regular amount to be transferred every month for 12 months
                                              . We make the first transfer on the day we allocate your first premium to the investment options you've chosen. Each transfer will be made on the same day every month.
                                              . If you sign up for this program, we'll waive the usual transfer limit for the
                                                Fixed account during the first policy year.
                                              . If we make the last transfer during the second policy year, we will not count it toward the usual one transfer per year limit for the Fixed account.
                                              . If the accumulated value in the Fixed account is less than the amount to be transferred, we'll transfer the balance and then cancel the program.
                                              . If there is accumulated value remaining in the Fixed account at the end of the program, our usual rules for the fixed account will apply.
                                              . We do not currently charge for the first year transfer program or for transfers made under this program.

                                                                                                                           41

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
WITHDRAWALS, SURRENDERS AND LOANS

Making a withdrawal, taking out a loan or     You can take out all or part of your policy's accumulated value while your
surrendering your policy can change your      policy is in force by making withdrawals or surrendering your policy. You can
policy's tax status, generate taxable         take out a loan from us using your policy as security. You can also use your
income, or make your policy more              policy's loan and withdrawal features to supplement your income, for example,
susceptible to lapsing. Be sure to plan       during retirement.
carefully before using these policy
benefits.

If you withdraw a larger amount than
you've paid into your policy, your
withdrawal may be considered taxable income.

For more information, see Variable life
insurance and your taxes.

                                              --------------------------------------------------------------------------------

Making withdrawals                            You can withdraw part of your policy's net cash surrender value starting on your policy's first anniversary. Here's how it works:
You can choose to receive your withdrawal
in a lump sum or use it to buy an income      . You must send us a written request that's signed by all joint owners.
benefit. Please see the discussion about      . Each withdrawal must be at least $200, and the net cash surrender value of
income benefits in General information          your policy after the withdrawal must be at least $500.
about your policy.                            . If your policy has an outstanding loan amount, the maximum withdrawal you can take is the amount, if any, by which the cash surrender value just before the
We will not accept your request to make a       withdrawal exceeds the outstanding loan amount divided by 90%.
withdrawal if it will cause your policy to    . We'll charge you $25 for each withdrawal you make.
become a modified endowment contract,         . If you do not tell us which investment options to take the withdrawal from,
unless you've told us in writing that you       we'll deduct the withdrawal and the withdrawal charge from all of your
want your policy to become a modified           investment options in proportion to the accumulated value you have in each
endowment contract.                             option.
                                              . The accumulated value, cash surrender value and net cash surrender value of your policy will be reduced by the amount of each withdrawal.
                                              . If the person insured under the policy dies after you've sent a withdrawal request to us, but before we've made the withdrawal, we'll deduct the amount of the withdrawal from any death benefit proceeds owing.

                                              How withdrawals affect your policy's death benefit
                                              Making a withdrawal will affect your policy's death benefit in the following ways:

                                              . if your policy's death benefit does not equal the guideline minimum death benefit, the death benefit will decrease by the amount of your withdrawal.
                                              . if your policy's death benefit equals the guideline minimum death benefit, the death benefit may decrease by more than the amount of your withdrawal.

                                              How withdrawals affect your policy's face amount
                                              If you've chosen death benefit Option B or Option C, making a withdrawal does not reduce your policy's face amount.

                                              If you've chosen death benefit Option A, a withdrawal may reduce your face amount. You can make one withdrawal during each of the first 15 policy years of up to 10% of the total premium payments you've made without reducing your policy's face amount. If you withdraw a larger amount, or make additional withdrawals, the face amount will be reduced by the amount, if any, by which the face amount exceeds the death benefit immediately before the withdrawal, minus the amount of the withdrawal.

42
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
                                              --------------------------------------------------------------------------------

Taking out a loan                             You can borrow money from us any time while your policy is in force either by sending us a request in writing, or over the telephone. You'll find more
The amount in the loan account, plus any      information about requesting a loan by telephone in M's Versatile Products
interest you owe, is referred to throughout   basics.
this prospectus as your outstanding loan
amount. Your policy refers to this amount     When you borrow money from us, we use your policy's accumulated value as
as policy debt.                               security. You pay interest on the amount you borrow. The accumulated value set aside to secure your loan also earns interest. Here's how it works:
Taking out a loan will affect the growth of
your policy's accumulated value, and may      . To secure the loan, we transfer an amount equal to the amount you're
affect the death benefit.                       borrowing from your accumulated value in the investment options to the loan account. We'll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.

                                              . Interest owing on the amount you've borrowed accrues daily at an annual rate
An example                                      of 3.25%. Interest that has accrued during the policy year is due on your
For a policy in policy year 5 with:             policy anniversary. If you do not pay the interest when it's due, we'll add it
 . accumulated value of $100,000                 to the amount of your loan and begin accruing interest on it from the day it
 . an outstanding loan amount of $60,000         was due. We'll also transfer an amount equal to the interest that was due,
 . a most recent monthly charge of $225          from your policy's accumulated value to the loan account. We'll transfer this amount from your investment options in proportion to the accumulated value you
The maximum amount you can borrow is the        have in each option, unless you tell us otherwise.
greater of:
                                              . The amount in the loan account earns interest daily at an annual rate of
$25,500                                         3.0%. On your policy anniversary, we transfer the interest that's been
((90% X ($100,000 - $5,000)) -                  credited to the loan account proportionately to your investment options
$60,000)                                        according to your most recent allocation instructions.

or                                            How much you can borrow
                                              The minimum amount you can borrow is $200, unless there are other restrictions
$32,076.51                                    in your state. You can borrow up to the larger of the following amounts:
(a X (b / c)) - d, where:
a = $92,300 ($100,000 - $5,000 -              . 90% of the accumulated value in the investment options, less any surrender
    ($12 X $225))                               charges that would apply if you surrendered your policy on the day you took
b = 1.03                                        out the loan.
c = 1.0325
d = $60,000)                                  . the result of a X (b / c) - d, where:

                                                a = the accumulated value of your policy less any surrender charges that would have applied if you surrendered your policy on the day you took out the loan, and less 12 times the most recent monthly charge
                                                b = 1.03
                                                c = 1.0325
                                                d = any outstanding loan amount.

                                              Paying off your loan
                                              You can pay off all or part of the loan any time while your policy is in force.
                                              Unless you tell us otherwise, we'll generally transfer any loan payments you make proportionately to your investment options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the fixed options, up to the amount originally transferred from the fixed options to the loan account. We'll then transfer any excess amount to your variable investment options according to your most recent allocation instructions.

                                              While you have an outstanding loan, we'll treat any money you send us as a loan payment unless you tell us otherwise in writing.
                                                                                                                           43
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
WITHDRAWALS, SURRENDERS AND LOANS

Your outstanding loan amount could result     What happens if you do not pay off your loan
in taxable income if you surrender your       If you do not pay off your loan, we'll deduct the amount in the loan account,
policy, if your policy lapses, or if your     including any interest you owe, from one of the following:
policy is a modified endowment contract.
You should talk to your tax advisor before    . the death benefit proceeds before we pay them to your beneficiary
taking out a loan under your policy. See      . the cash surrender value if you surrender your policy
Taking out a loan in Variable life            . the amount we refund if you exercise your right to cancel.
insurance and your taxes.
                                              Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your policy. For example, while your policy's accumulated value is held in the loan account, it will miss out on the potential earnings available through the variable investment options. The amount of interest you earn on the loan account may be less than the amount of interest you would have earned from the fixed options. These could lower your policy's accumulated value, which could reduce the amount of the death benefit.

                                              When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing.

                                              --------------------------------------------------------------------------------

Ways to use your policy's loan and            You can use your policy's loan and withdrawal features to supplement your
withdrawal features                           income, for example, during retirement.

If you're interested in using your life       Using your policy to supplement your income does not change your rights or our
insurance policy to supplement your           obligations under the policy. The terms for loans and withdrawals described in
retirement income, please contact us for      this prospectus remain the same.
more information.
                                              Here are some things you should consider when setting up an income stream:
We can provide you with illustrations that
give you examples of how this could affect    . the rate of return you expect to earn on your investment options
the accumulated value, net cash surrender     . how long you would like to receive regular income
value and death benefit of your policy        . the amount of accumulated value you want to maintain in your policy.
based on different hypothetical gross rates
of return. We will not use a higher rate      Understanding the risks
than 12%, and will always compare it with     Setting up an income stream may not be suitable for all policy owners. It's
a rate of 0% based on guaranteed insurance    important to understand the risks that are involved in using your policy's loan
costs. You'll find sample illustrations and   and withdrawal features.
the assumptions they're based on starting
on page 107.                                  You must always leave enough accumulated value in your policy to help ensure your policy will continue to qualify as life insurance and will not lapse. Your
The hypothetical rates of return are          policy will lapse if there is not enough accumulated value, after subtracting
illustrative of past or future results.       any outstanding loan amount, to cover the monthly charge on the day we make the
Policy values and benefits would be           deduction and the grace period expires. If your policy lapses, we'll end your
different from those shown in the             life insurance coverage.
illustrations if:
                                              There are also charges associated with reinstating a lapsed policy.
 . the gross annual rates of return are
  different from the hypothetical rates       You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your policy each year to set up your income
 . premiums were not paid as illustrated       stream.

 . loan interest was paid when due.            Remember that the performance of your investment options also affects your policy's accumulated value. Poor performance can increase the danger of your policy lapsing. And as the cost of insurance generally increases with the age of the person insured by the policy, this can also reduce the accumulated value.
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44
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
You can also ask for accompanying charts      In addition, you should carefully review the policy statements we send you.
and graphs that compare results from          Your statements will allow you to monitor your policy's accumulated value, less
various retirement strategies.                your outstanding loan amount, to ensure your policy can continue to support the income stream you have chosen.
You can ask your registered representative
for illustrations showing how policy          If your policy lapses or you surrender your policy after you have taken out a
charges may affect existing accumulated       loan, you could face significant income tax liability in the year of the lapse
value and how future withdrawals and loans    or surrender. Any outstanding loan amount will automatically be repaid when
may affect the accumulated value and death    your policy lapses or you surrender your policy. You could be taxed to the
benefit.                                      extent that the net surrender value plus the outstanding loan amount repaid exceeds the cost basis of your policy.
Tax issues are described in detail in
Variable insurance and your taxes.            Interest on a loan is due to us on each policy anniversary. If we do not receive the interest when due, we'll add it to the outstanding loan amount and begins accruing interest on it from the day it was due. This has a compounding effect and can add to your income tax liability.

                                              If the person insured by the policy dies, we'll deduct any outstanding loan amount from the death benefit. This means the death benefit proceeds will be less than the death benefit and may be less than the face amount.


                                              --------------------------------------------------------------------------------

Surrendering your policy                      You can surrender or cash in your policy at any time while the person insured by the policy is still living. Your policy's cash surrender value is its
You can choose to receive your money in a     accumulated value less any surrender charge that applies. The net cash
lump sum or use it to buy an income           surrender value equals your policy's cash surrender value after deducting any
benefit. Please see the discussion about      outstanding loan amount.
income benefits in General information
about your policy.                            Here are some things you need to know about surrendering your policy:

If you increase your policy's face amount,    . You must send us your policy and a written request.
we'll send you a supplemental schedule of     . We'll send you the policy's net cash surrender value. If you surrender your
benefits that shows the surrender charge        policy during the first 10 policy years, we'll deduct a surrender charge that
associated with the increase.                   helps cover our costs for underwriting, issuing and distributing our policies.
                                              . Your policy's surrender charge is based on the initial face amount of your policy and will never be greater than the maximum surrender charge. The maximum surrender charge is calculated at a rate that is based on the age and risk class of the person insured by the policy, and each $1,000 of initial face amount.
                                              . There's no surrender charge on the initial face amount after 10 policy years.
                                              . We guarantee the surrender charge rates will not increase.
                                              . If you increase your policy's face amount, each increase has a surrender charge and maximum surrender charge, based on the amount of the increase, for
                                                10 years.
                                              . If you decrease the face amount, the decrease will not affect your policy's surrender charge or maximum surrender charge.

                                                                                                                          45

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
WITHDRAWALS, SURRENDERS AND LOANS

                                              --------------------------------------------------------------------------------

Sample rates for the surrender charge         How we calculate the surrender charge
appear in Appendix B.
                                              The surrender charge is assessed against your policy's accumulated value. They
An example                                    are based on the age and risk class of the person insured by the policy, as
For a policy:                                 well as the death benefit option you choose, for each $1,000 of the initial
 . that insures a male non-smoker who is       face amount of your policy.
  age 45 when the policy is issued
 . with an initial face amount of $350,000.    The amount of the surrender charge does not change during the first policy month. We reduce the charge by 0.8403% each month until it reaches zero at the
For death benefit Option A and Option C,      end of 10 policy years.
the surrender charge is:
                                              The maximum surrender charge on the initial face amount of your policy will
 . $724.50 at issue                            never be more than $6.00 per $1,000 of initial face amount.
  (($350,000 / $1,000) X 2.07)

 . $219.19 at the end of the seventh policy year
  ($724.50 - ($724.50 X .8403% X
  83 months))

For death benefit Option B, the surrender charge is:

 . $1,029.00 at issue
  (($350,000 / $1,000) X 2.94)

 . $311.32 at the end of the seventh policy
  year
  ($1,029.00 - ($1,029.00 X .8403% X
  83 months))
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46
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
GENERAL INFORMATION ABOUT YOUR POLICY
                                           This section tells you some additional things you should know about your policy.

                                           --------------------------------------------------------------------------------

Income benefit                             If you surrender or make a withdrawal from your policy, you can use the money to buy an income benefit that provides a monthly income. Your policy's beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

                                           The following is one income benefit available under the M's Versatile Product policy:

                                           . The income benefit is based on the life of the person receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner's life. If the policy's beneficiary buys the income benefit, monthly income will be based on the beneficiary's life.
                                           . We'll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.
                                           . After 10 years, we'll only pay the monthly income for as long as the person receiving it is still alive.
                                           . The minimum monthly income benefit calculated must be at least $100.
                                           . For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your policy.

                                           --------------------------------------------------------------------------------

Substituting the person insured by         Starting on your policy's first anniversary, you can apply to substitute the
your policy                                person insured by your policy. You must apply in writing and we must receive satisfactory evidence of insurability of the new person to be insured by the
If you substitute the person insured by    policy. You can only add riders on the new person insured by the policy if we
the policy, we'll send you a revised       approve the addition of the riders.
schedule of benefits.
                                           The substitution will become effective on the first monthly payment date after we approve your request. We may have to adjust the face amount, accumulated value, surrender charge and policy charges to reflect the substitution.

                                           We can refuse your request to substitute if, among other reasons:

                                           . we would be required to end the policy in order to comply with new guideline premium limits under tax law
                                           . we would be required to make distributions from your policy's accumulated value that are greater than the net cash surrender value.

                                                                                                                      47
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
GENERAL INFORMATION ABOUT YOUR POLICY
                                           --------------------------------------------------------------------------------

Paying the death benefit in the case of    If the person insured by the policy, whether sane or insane, commits suicide
suicide                                    within two years of the policy date, death benefit proceeds will be the total of all premiums you've paid, less any outstanding loan amount and any withdrawals you've made.

                                           If you've substituted the person insured by the policy and that person, whether sane or insane, commits suicide within two years of the day the substitution was made, we'll calculate death benefit proceeds differently. Proceeds will be limited to the net cash surrender value of your policy as of the day the substitution was made, less any increase in any outstanding loan amount, any withdrawals you've made, and any dividends we've paid in cash, since the day the substitution was made.

                                           --------------------------------------------------------------------------------

Replacement of life insurance or           The term replacement has a special meaning in the life insurance industry.
annuities                                  Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

                                           A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

                                           . lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated
                                           . converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values
                                           . amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid
                                           . reissued with any reduction in cash value, or
                                           . pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

                                           There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

                                           --------------------------------------------------------------------------------

Errors on your application                 If the age or gender of the person insured by your policy is stated incorrectly on your application, the death benefit under your policy will be the greater of
If unisex cost of insurance rates apply    the following:
to your policy, we will not adjust the
face amount if we discover that gender     . the amount of death benefit that would be purchased by the most recent cost of
has been stated incorrectly on your          insurance charge for the correct age and gender or
application.                               . the guideline minimum death benefit for the correct age and gender.

                                           We'll adjust the accumulated value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct age and gender.
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
                                              --------------------------------------------------------------------------------

Contesting the validity                       We have the right to contest the validity of your policy for two years from the
of your policy                                policy date. Once your policy has been in force for two years from the policy date during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                                              We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the person insured by the policy, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

                                              We have the right to contest the validity of an increase in the face amount of a policy for two years from the day the increase becomes effective. Once the increased face amount has been in force for two years during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                                              We also have the right to contest the validity of a policy if there has been a substitution to the person insured by the policy. We can contest a policy's validity for two years from the day the substitution becomes effective. Once the substitution has been in force for two years during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                                              Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to the person insured by the policy.

                                              --------------------------------------------------------------------------------

Assigning your policy as collateral           You can assign your policy as collateral to secure a loan, mortgage, or other kind of debt. Here's how it works:
Assigning a policy that's a modified
endowment contract may generate taxable       . An assignment does not change the ownership of the policy.
income and a 10% penalty tax.                 . After the policy has been assigned, your rights and the rights of your beneficiary will be subject to the assignment. The entire policy, including any income benefit, rider, benefit and endorsement, will also be subject to the assignment.
                                              . We're not responsible for the validity of any assignment.
                                              . We must receive and record a copy of the original assignment in a form that's acceptable to us before we'll consider it binding.
                                              . Unless otherwise provided, the person or organization you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

                                              --------------------------------------------------------------------------------

Non-participating                             This policy will not share in any of our surplus earnings.

                                                                                                                           49
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
VARIABLE LIFE INSURANCE AND YOUR TAXES
                                                   This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal
                                                   Revenue Service (IRS). It's based on the Internal Revenue Code of 1986, as amended, (the tax code) and does not cover any state or local tax laws.

The tax consequences of owning a policy            This is not a complete discussion of all federal income tax questions that may
or receiving proceeds from it may vary by          arise under the policy. There are special rules that we do not include here
jurisdiction and according to the                  that may apply in certain situations.
circumstances of each owner or
beneficiary.                                       We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do
Speak to a qualified tax adviser for               not know whether the current interpretations of the laws by the IRS or the
complete information about federal, state          courts will remain the same. Future legislation may adversely change the tax
and local taxes that may apply to you.             treatment of life insurance policies, other tax consequences described in this discussion or tax consequences that relate directly or indirectly to life insurance policies.

                                                   We do not make any guarantees about the tax status of your policy, and you should not consider the discussion that follows to be tax advice.

                                                   ---------------------------------------------------------------------------------

Tax treatment of life insurance                    Definition of life insurance
policies                                           We believe that the policy qualifies as life insurance. That means it will receive the same tax advantages as a conventional fixed life insurance policy.
In order to qualify as a life insurance            The two main tax advantages are:
contract for federal income tax purposes,
the policy must meet the statutory                 . In general, your policy's beneficiary will not be subject to federal income
definition of life insurance.                        tax when he or she receives the death benefit proceeds. This is true regardless of whether the beneficiary is an individual, corporation, or other entity.
Death benefits may be excluded from                . You'll generally not be taxed on any or all of your policy's accumulated value
income under Section 101(a) of the tax               unless you receive a cash distribution by making a withdrawal, surrendering
code.                                                your policy, or in some instances, taking a loan from your policy.

                                                   The tax laws defining life insurance, however, do not cover all policy features. Your policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies and policies with term insurance on the person insured by the policy. We can make changes to your policy if we believe the changes are needed to ensure that your policy continues to qualify as a life insurance contract.

                                                   Tax regulations deal with allowable charges for mortality costs and other expenses that are used in calculating whether a policy qualifies as life insurance. For life insurance policies entered into on or after October 21,
                                                   1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.
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50
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
                                                   The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

Section 817(h) of the tax code describes           Diversification rules and ownership of the separate account
the diversification rules.                         Your policy will not qualify for the tax benefit of a life insurance contract unless the separate account follows certain rules requiring diversification of
For more information about diversification         investments underlying the policy. In addition, the IRS requires that the
rules, please see Managing the Pacific             policyholder does not have control over the underlying assets.
Select Fund in the accompanying Pacific
Select Fund prospectus and Distributions           The Treasury Department has announced that the diversification rules "do not
and Taxes in the accompanying M Fund               provide guidance concerning the circumstances in which it will treat an
prospectus.                                        investor, rather than the insurance company, as the owner of the assets in a separate account." The IRS treats a variable policy owner as the owner of separate account assets if he or she has the ability to exercise investment control over them. Owners of the assets are taxed on any income or gains the assets generate. Although the Treasury Department announced it would provide further guidance on the issue, it had not done so when we wrote this prospectus.

                                                   No IRS rulings deal with policies that have exactly the same ownership rights as your policy. Since you have additional flexibility in allocating premiums and policy values, it is possible the IRS would treat you as the owner of your policy's proportionate share of the assets of the separate account.

                                                   We do not know what will be in future Treasury Department regulations. We cannot guarantee that the portfolios of the Pacific Select Fund or the M Fund will be able to operate as currently described in the prospectus, or that either of the funds will not have to change any portfolio's investment objective or policies. We can modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the separate account.

Policy exchanges fall under Section                Policy exchanges
1035(a) of the tax code.                           If you exchange your entire policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

                                                   Change of ownership
                                                   You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

There are special rules for corporate-             Corporate owners
owned policies. You should consult your            There are special tax issues for corporate owners:
tax adviser.
                                                   . using your policy to fund deferred compensation arrangements for employees
Section 59A of the tax code deals with               has special tax consequences
the environmental tax.                             . corporate ownership of a policy may affect your exposure to the alternative minimum tax and the environmental tax.

                                                                                                                                 51
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
VARIABLE LIFE INSURANCE AND YOUR TAXES
                                              --------------------------------------------------------------------------------

Conventional life insurance policies          The tax treatment of your policy will depend upon whether it is a type of contract known as a modified endowment contract. We describe modified endowment
Under Section 7702A of the tax code,          contracts later in this section. If your policy is not a modified endowment
policies that are not classified as           contract, it will be treated as a conventional life insurance policy and will
modified endowment contracts are taxed as     have the following tax treatment:
conventional life insurance policies.
                                              Surrendering your policy
The cost basis in your policy is generally    When you surrender, or cash in, your policy, you'll generally be taxed on the
the premiums you've paid plus any taxable     difference, if any, between the cash surrender value and the cost basis in your
distributions less any withdrawals or         policy.
premiums previously recovered that were
not taxable.                                  Making a withdrawal
                                              If you make a withdrawal after your policy has been in force for 15 years, you'll only be taxed on the amount you withdraw that exceeds the cost basis in the policy.

                                              Special rules apply if you make a withdrawal within the first 15 policy years and it's accompanied by a reduction in benefits. In this case, there is a special formula under which you may be taxed on all or a portion of the withdrawal amount.

                                              Taking out a loan
                                              If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that's accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

                                              Loans and corporate-owned policies
                                              If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest payable on loan proceeds. If the taxpayer is an entity that's a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity's deductions for loan interest may be disallowed, even though this interest may relate to debt that's completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

                                              --------------------------------------------------------------------------------

Modified endowment contracts                  A modified endowment contract is a special type of life insurance policy. If your policy is a modified endowment contract, it will have the tax treatment
Section 7702A of the tax code defines a       described below. Any distributions you receive during the life of the policy
class of life insurance policies known        are treated differently than under conventional life insurance policies.
as modified endowment contracts. Like         Withdrawals, loans, pledges, assignments and the surrender of your policy are
other life insurance policies, the death      all considered distributions and may be subject to tax on an income-first basis
benefit proceeds paid to your beneficiary     and a 10% penalty.
generally are not subject to federal
income tax and your policy's accumulated      When a policy becomes a modified endowment contract
value grows on a tax-deferred basis           A life insurance policy becomes a modified endowment contract if, at any time
until you receive a cash distribution.        during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level
If there is a material change to your         annual premiums (or seven-pay premiums) required to pay for the policy's future
policy, like a change in the death            death and endowment benefits.
benefit, we may have to retest your policy
and restart the seven-pay premium
period to determine whether the change has
caused the policy to become a modified
endowment contract.
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
                                                   For example, if the seven-pay premiums were $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, an M's
                                                   Versatile Product policy may or may not be a modified endowment contract, depending on the amount of premiums paid during the policy's first seven contract years or after a material change has been made to the policy.

                                                   Surrendering your policy
                                                   If you surrender your policy, you're taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

                                                   Making a withdrawal or taking out a loan
                                                   If you make a withdrawal or take out a loan from a modified endowment contract, you're taxed on the amount of the withdrawal or loan that's considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It's unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest payable on loan proceeds. You should consult your tax adviser.

                                                   All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

                                                   10% penalty tax
                                                   If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

                                                   A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

                                                   . you're at least 59 1/2 years old
                                                   . you're receiving an amount because you've become disabled
                                                   . you're receiving an amount that's part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

                                                   Distributions before a policy becomes a modified endowment contract
                                                   If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy's failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

                                                   --------------------------------------------------------------------------------

Policy riders                                      Accelerated living benefits rider
                                                   Amounts received under this rider should be generally excluded from taxable
Please see the discussion of optional              income under Section 101(g) of the tax code.
riders in The death benefit.
                                                   Benefits under the rider will be taxed, however, if they are paid to someone
Please consult with your tax adviser if you        other than a person insured by the policy, and the person insured by the
want to exercise your rights under this            policy:
rider.
                                                   . is a director, officer or employee of the person receiving the benefit, or
                                                   . has a financial interest in a business of the person receiving the benefit.

                                                                                                                                 53
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
ABOUT PACIFIC LIFE
                                              Pacific Life Insurance Company is a life insurance company based in California.
                                              Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations, and investment advisory services. At the end of 1998, we had over $89.6 billion of individual life insurance and total admitted assets of approximately $37.6 billion. In 1998, we were ranked the
                                              18th largest life insurance carrier in the U.S. in terms of admitted assets.

                                              Pacific Life, together with its affiliated enterprises, has total assets and funds under management of over $290 billion. We are authorized to conduct our life and annuity business in the District of Columbia and in all states except
                                              New York. Our principal office is at 700 Newport Center Drive, Newport Beach,
                                              California 92660.

                                              --------------------------------------------------------------------------------

How we're organized                           Pacific Life was established on January 2, 1868 under the name, Pacific Mutual
                                              Life Insurance Company of California. It was reincorporated as Pacific Mutual
                                              Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life
                                              converted from a mutual life insurance company to a stock life insurance company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

                                              Under their charters, Pacific Mutual Holding Company must always hold at least
                                              51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters.
                                              They also have certain rights if the mutual holding company is liquidated or dissolved.

                                              --------------------------------------------------------------------------------

How policies are distributed                  Pacific Mutual Distributors, Inc. (PMD), our subsidiary, is the distributor of our policies. PMD is located at 700 Newport Center Drive, Newport Beach,
                                              California 92660.

                                              PMD is registered as a broker-dealer with the SEC and is a member of the
                                              National Association of Securities Dealers (NASD). We pay PMD for its services as our distributor.

                                              The policies are sold by registered representatives of broker-dealers who have signed agreements with us and PMD. Registered representatives must be licensed to sell variable life insurance under the state insurance and securities regulations that apply. Broker-dealers must be registered with the SEC.

                                              How we pay broker-dealers
                                              We pay broker-dealers commission for promoting, marketing and selling our policies. Broker-dealers pay a portion of the commission to their registered representatives, under their own arrangements.
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54
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
                                              Commissions are based on "target" premiums we determine. The commission we pay will vary with the agreement, but the most common schedule of commissions we pay is:

A target premium is a hypothetical premium    . 65% of premiums paid up to the first target premium
that is used only to calculate ommissions.
It varies with the death benefit option you   . 32% of premiums paid up to the second target premium
choose, the age of the person insured by
the policy on the policy date, and the        . 12% of the premiums paid under targets 3-10
gender (unless unisex rates are required)
and risk class of the person insured by       . 3% of premiums paid in excess of the 10th target premium.
the policy.
                                              We may pay broker-dealers an annual renewal commission of up to 0.20% of a
A policy's target premium will be less than   policy's accumulated value less any outstanding loan amount. We calculate the
the policy's guideline level premiums.        renewal amount monthly and it becomes payable on each policy anniversary.

                                              We may also pay override payments, expense and marketing allowances, bonuses, wholesaler fees and training allowances.

                                              Registered representatives who meet certain sales levels can qualify for sales incentives programs we sponsor. We may also pay them non-cash compensation like expense-paid trips, expense-paid educational seminars, and merchandise. They can choose to receive their compensation on a deferred basis.

                                              --------------------------------------------------------------------------------

How our accounts work                         We own the assets in our general account and our separate account. We allocate your net premiums to these accounts according to the investment options you've chosen.

                                              General account
We can provide you with reports of our        Our general account includes all of our assets, except for those held in our
ratings as an insurance company and our       separate accounts. We guarantee you an interest rate for up to one year on any
ability to pay claims with respect to         amount allocated to the fixed options. The rate is reset annually. The fixed
our general account assets.                   options are part of our general account, which we may invest as we wish, according to any laws that apply. We'll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company.

                                              The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the fixed options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the fixed options.

                                              Separate account
You'll find the audited financial statements  Amounts allocated to the variable investment options are held in our separate for the Pacific Select Exec separate account  account. The assets in this account are kept separate from the assets in our
later in this section of the prospectus.      general account and our other separate accounts, and are protected from our general creditors.
This section of the prospectus also includes
the audited consolidated financial            The separate account was established on May 12, 1988 under California law under
statements for Pacific Life, which we         the authority of our Board of Directors. It's registered with the SEC as a type
include to show our strength as a company     of investment company called a unit investment trust. The SEC does not oversee
and our ability to meet our obligations       the administration or investment practices or policies of the account.
under the policies.
                                              The separate account is divided into variable accounts. Each variable account invests in shares of a designated portfolio of the Pacific Select Fund or the M
                                              Fund. We may add variable accounts that invest in other portfolios of these funds or in other securities.

                                                                                                                           55
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

ABOUT PACIFIC LIFE
                                              We're the legal owner of the assets in the separate account, and pay its operating expenses. The separate account is operated only for our variable life insurance policies. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that's more than these anticipated obligations to our general account. Some of the money in the separate account may include charges we collect from the account and any investment results on those charges.

The separate account is not the only          We cannot charge the assets in the separate account attributable to our
investor in the Pacific Select Fund or the    reserves and other liabilities under the policies funded by the account with
M Fund. Investment in the funds by other      any liabilities from our other business.
separate accounts for variable annuity
contracts and variable life insurance         Similarly, the income, gains or losses, realized or unrealized, of the assets
contracts could cause conflicts. For more     of any variable account belong to that variable account and are credited to or
information, please see the Statements of     charged against the assets held in that variable account without regard to our
Additional Information for the acific         other income, gains or losses.
Select Fund and for the M Fund.
                                              Making changes to the separate account
                                              We can add, change or remove any securities that the separate account or any variable account holds or buys, as long as we comply with the laws that apply.

                                              We can substitute shares of one Pacific Select Fund portfolio or M Fund portfolio with shares of another portfolio or fund if:

                                              . any portfolio is no longer available for investment
                                              . our management believes that a portfolio is no longer appropriate in view of the purposes of the policy.

                                              We'll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We'll comply with the filing or other procedures established by insurance regulators as required by law.

                                              We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the
                                              Pacific Select Fund or the M Fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

                                              We can add new variable accounts when we believe that it's warranted by marketing needs or investment conditions. We'll decide on what basis we'll make new accounts available to existing policy owners.

                                              We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

                                              If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.
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56
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
                                              If we believe it's in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

                                              . operate the separate account as a management investment company, unit investment trust, or any other form permitted under securities or other laws
                                              . register or deregister the separate account under securities law
                                              . combine the separate account with one of our other separate accounts or our affiliates' separate accounts
                                              . combine one or more variable accounts
                                              . create a committee, board or other group to manage the separate account.
                                              . change the classification of any variable account.

                                              Taxes we pay
                                              We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

                                              We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

                                              --------------------------------------------------------------------------------

Voting rights                                 We're the legal owner of the shares of the Pacific Select Fund and the M Fund that are held by the variable accounts. We may vote on any matter at shareholder meetings of the funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

                                              Your voting interest is calculated as of a day set by the Board of Trustees of the Pacific Select Fund or the Board of Directors of M Fund, called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

                                              We'll send you documents from the Pacific Select Fund and the M Fund called proxy materials. They include information about the items you'll be voting on and forms for you to give us your instructions. We'll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we've received timely instructions.

                                              We'll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account. We'll vote shares of any portfolio held by any of our non-
                                              insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

                                              If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

                                              When required by state insurance regulatory authorities, we may disregard voting instructions that:

                                              . would change a portfolio's investment objective or subclassification
                                              . would approve or disapprove an investment advisory contract.
                                                                                                                           57

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
ABOUT PACIFIC LIFE

                                              We may disregard voting instructions on a change initiated by policy owners that would change a portfolio's investment policy, investment adviser or portfolio manager if:

                                              . our disapproval is reasonable
                                              . we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio's objectives and purpose, and considering what effect the change would have on us.

                                              If we disregard any voting instructions, we'll include a summary of the action we took and our reasons for it in the next report to policy owners.

                                              --------------------------------------------------------------------------------

Preparing for the year 2000                   Pacific Life long ago recognized the challenges associated with the Year 2000 date change. This change involves the ability of computer systems to properly recognize the Year 2000. The inability to do so could result in major failures or miscalculations. We began prior to 1995 to assess and plan for the potential impact of the Year 2000. More recently, Pacific Life has been executing a company-wide plan adopted during 1998 which called for correction or replacement of remaining non-compliant systems by December 31, 1998.

                                              We have successfully executed this project plan to date. Virtually all affected systems were remediated and tested in time for use during 1998 year-end processing cycles. Although it is not possible to certify that any system will be completely free of Year 2000 problems, we have performed extensive testing to identify and deal with such potential problems. Additionally, most of the company's critical systems were subject to an independent third-party review process which used sophisticated automated tools to identify Year 2000 related bugs. The results have been very positive and we feel the company's internal systems are positioned well for the date change in the century.

                                              We plan to continue to test and re-test throughout 1999 and we will respond promptly should any problems arise at any time thereafter.

                                              We are continuing to work on contingency plans for critical business processes.
                                              When appropriate, alternative methods and procedures are being developed to work around unanticipated problems.

                                              In addition to the above, we will continue to carefully evaluate responses from vendors and significant business partners regarding the compliance of their critical business processes and products. Although ultimately Pacific Life cannot be responsible for the Year 2000 compliance efforts of these outside entities, we will take appropriate steps wherever possible to develop contingency plans to address vendors and partners deemed non-compliant.

                                              Expenses to make our systems Year 2000 compliant are currently estimated to range from $12 million to $15 million, which excludes the cost of our personnel who support Year 2000 compliance efforts. We do not anticipate any other material future costs associated with the Year 2000 compliance projects, although there can be no assurance.

                                              These Year 2000 related statements are designated as "Year 2000 Readiness
                                              Disclosure" pursuant to the Year 2000 Information Readiness Disclosure Act,
                                              enacted October 19, 1998.
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58
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
                                              --------------------------------------------------------------------------------

State regulation                              We're subject to the laws of the state of California governing insurance companies and to regulations issued by the Commissioner of Insurance of
                                              California. In addition, we're subject to the insurance laws and regulations of the other states and jurisdictions in which we're licensed or may become licensed to operate.

                                              An annual statement in a prescribed form must be filed with the Commissioner of
                                              Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year.
                                              Our affairs are subject to review and examination at any time by the
                                              Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

                                              --------------------------------------------------------------------------------

Legal proceedings and legal matters           The separate account is not involved in any legal proceedings that would have a material effect on policy owners.

                                              Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under California law, and the validity of the forms of the policies under California law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert Price & Rhoads.

                                              --------------------------------------------------------------------------------

Registration statement                        We've filed a registration statement with the SEC for M's Versatile Product, under the Securities Act of 1933. The SEC's rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC's office in Washington, D. C. They may charge you a fee.

                                              --------------------------------------------------------------------------------

Management                                    The following is a list of our directors and certain officers, along with some information about their business activities over the past five years. They do not receive any compensation from the separate account for services they provide to it nor do we pay any separately allocable compensation for these services.

                                              Unless otherwise indicated, the business address of each of these people is c/o
                                              Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach,
                                              California 92660.

                                                                                                                                  59
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


ABOUT PACIFIC LIFE

NAME AND POSITION    PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
Thomas C. Sutton     Director, Chairman of the Board and Chief Executive Officer of Pacific Life;
Director, Chairman   Director, Chairman of the Board and Chief Executive Officer of Pacific LifeCorp,
of the Board and     August 1997 to present; Director, Chairman of the Board and Chief Executive Officer
Chief Executive      of Pacific Mutual Holding Company, August 1997 to present; Trustee and Chairman of
Officer              the Board and Former President of Pacific Select Fund; Director and Chairman of the
                     Board of Pacific Life & Annuity Company (formerly known as PM Group Life Insurance
                     Company); Management Board Member of PIMCO Advisors L.P., December 1997 to present;
                     Former Equity Board Member of PIMCO Advisors L.P.; Former Director of Pacific
                     Corinthian Life Insurance Company; Director of Newhall Land & Farming; The Irvine
                     Company; Edison International; and similar positions with other affiliated companies of Pacific Life.

Glenn S. Schafer     Director (since November 1994) and President (since January 1995) of Pacific Life;
Director and         Executive Vice President and Chief Financial Officer of Pacific Life, April 1991 to
President            January 1995; Director and President of Pacific LifeCorp, August 1997 to present;
                     Director and President of Pacific Mutual Holding Company, August 1997 to present;
                     President (since February 1999) and Former Trustee of Pacific Select Fund;
                     Management Board Member of PIMCO Advisors L.P., December 1997 to present; Former
                     Equity Board Member of PIMCO Advisors L.P.; Former Director of Pacific Corinthian
                     Life Insurance Company; Director of Pacific Life & Annuity Company; and similar positions with other affiliated companies of Pacific Life.

Khanh T. Tran        Director (since August 1997), Senior Vice President and Chief Financial Officer of
Director, Senior     Pacific Life, June 1996 to present; Vice President and Treasurer of Pacific Life,
Vice President and   November 1991 to June 1996; Senior Vice President and Chief Financial Officer of
Chief Financial      Pacific LifeCorp, August 1997 to present; Senior Vice President and Chief Financial
Officer              Officer of Pacific Mutual Holding Company, August 1997 to present; Chief Financial
                     Officer and Treasurer to other affiliated companies of Pacific Life.

David R. Carmichael  Director (since August 1997), Senior Vice President and General Counsel of Pacific
Director, Senior     Life; Senior Vice President and General Counsel of Pacific LifeCorp, August 1997 to
Vice President and   present; Senior Vice President and General Counsel of Pacific Mutual Holding
General Counsel      Company, August 1997 to present; Director of: Pacific Life & Annuity Company;
                     Association of California Life and Health Insurance Companies and Association of
                     Life Insurance Counsel.

Audrey L. Milfs      Director (since August 1997), Vice President and Corporate Secretary of Pacific
Director, Vice       Life; Vice President and Corporate Secretary of Pacific LifeCorp, August 1997 to
President and        present; Vice President and Secretary of Pacific Mutual Holding Company, August 1997
Corporate Secretary  to present; Secretary of Pacific Select Fund; similar positions with other affiliated companies of Pacific Life.

Richard M. Ferry     Director of Pacific Life; Director of Pacific LifeCorp, August 1997 to present;
Director             Director of Pacific Mutual Holding Company, August 1997 to present; Director and
                     Chairman of Korn/Ferry International; Director of: Avery Dennison Corporation;
                     Broco, Inc.; ConAm Management; Mullin Consulting, Inc.; Northwestern Restaurants,
                     Inc.; Dole Food Co.; Mrs. Fields' Original Cookies Inc.; Rainier Bells, Inc.; Mellon
                     West Coast Advisory Board; Former Director of First Business Bank. Address: 1800
                     Century Park East, Suite 900, Los Angeles, California 90067.

Donald E. Guinn      Director of Pacific Life; Director of Pacific LifeCorp, August 1997 to present;
Director             Director of Pacific Mutual Holding Company, August 1997 to present; Chairman
                     Emeritus and Former Director of Pacific Telesis Group; Director of: The Dial Corp;
                     BankAmerica Corporation; Former Director of Bank of America NT & SA. Address:
                     Pacific Telesis Center, 130 Kearny Street, Room 3704, San Francisco, California
                     94108-4818.

Ignacio E. Lozano,   Director of Pacific Life; Director of Pacific LifeCorp, August 1997 to present;
Jr.                  Director of Pacific Mutual Holding Company, August 1997 to present; Director,
Director             Chairman and Former Editor-In-Chief of La Opinion; Former Director of: BankAmerica
                     Corporation; Bank of America NT&SA; Pacific Enterprises; Director of: The Walt
                     Disney Company; Southern California Gas Company; Lozano Communications, Inc.; Sempra
                     Energy and San Diego Gas and Electric Company. Address: 411 West Fifth Street, 12th
                     Floor, Los Angeles, California 90013.

Charles D. Miller    Director of Pacific Life; Director of Pacific LifeCorp, August 1997 to present;
Director             Director of Pacific Mutual Holding Company, August 1997 to present; Director,
                     Chairman and Former Chief Executive Officer of Avery Dennison Corporation; Former
                     Director of Great Western Financial Corporation; Advisory Board Member of:
                     Korn/Ferry International; Mellon Bank; Director of: Nationwide Health Properties,
                     Inc.; Edison International. Address: 150 North Orange Grove Boulevard, Pasadena,
                     California 91109.

Donn B. Miller       Director of Pacific Life; Director of Pacific LifeCorp, August 1997 to present;
Director             Director of Pacific Mutual Holding Company, August 1997 to present; Director,
                     President and Chief Executive Officer of Pearson-Sibert Oil Co. of Texas; Director
                     of: The Irvine Company; Automobile Club of Southern California; Former Director of
                     St. John's Hospital & Health Care Foundation. Address: 136 El Camino, Suite 216,
                     Beverly Hills, California 90212.

Richard M.           Director of Pacific Life (since October 1997 and previously from November 1995 to
Rosenberg            August 1997); Director of Pacific LifeCorp, August 1997 to present; Director of
Director             Pacific Mutual Holding Company, October 1997 to present; Chairman and Chief
                     Executive Officer (Retired) of BankAmerica Corporation; Director of: BankAmerica
                     Corporation; Airborne Express Corporation; Northrop Grumman Corporation; Potlatch
                     Corporation; SBC Communications; Chronicle Publishing; Pollo Rey/Unamas; Age Wave;
                     Former Director of K-2 Incorporated. Address: 555 California Street, 11th Floor,
                     Unit 3001B, San Francisco, California 94104.

NAME AND POSITION     PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
James R. Ukropina     Director of Pacific Life; Director of Pacific LifeCorp, August 1997 to present;
Director              Director of Pacific Mutual Holding Company, August 1997 to present; Partner with the law firm of O'Melveny & Meyers LLP; Director of Lockheed Martin Corporation; Trustee
                      of Stanford University. Address: 400 South Hope Street, 16th Floor, Los Angeles,
                      California 90071-2899.

Raymond L. Watson     Director of Pacific Life; Director of Pacific LifeCorp, August 1997 to present; Vice
Director              Chairman and Director of The Irvine Company; Director of: The Walt Disney Company;
                      The Mitchell Energy and Development Company; The Irvine Apartment Communities;
                      Former Director of The Tejon Ranch. Address: 550 Newport Center Drive, 9th Floor,
                      Newport Beach, California 92660.

Lynn C. Miller        Executive Vice President, Individual Insurance, of Pacific Life, January 1995 to
Executive Vice        present; Senior Vice President, Individual Insurance, of Pacific Life, 1989 to 1995;
President             Executive Vice President of Pacific Life & Annuity Company.

Edward R. Byrd        Vice President and Controller of Pacific Life; Vice President and Controller of
Vice President and    Pacific LifeCorp, August 1997 to present; Vice President and Controller of Pacific
Controller            Mutual Holding Company, August 1997 to present; and similar positions with other affiliated companies of Pacific Life.

Brian D. Klemens      Vice President and Treasurer of Pacific Life, December 1998 to present; Assistant
Vice President and    Vice President, Accounting and Assistant Controller of Pacific Life, April 1994 to
Treasurer             December 1998.

                                              --------------------------------------------------------------------------------

Financial statements                          The next several pages contain the audited financial statements for the Pacific
                                              Select Exec Separate Account as of December 31, 1998 and the two years then ended.

                                              These are followed by the audited consolidated financial statements for Pacific
                                              Life as of December 31, 1998 and 1997 and for the three years ended December
                                              31, 1998, which are included in this prospectus only so you can assess our ability to meet our obligations under the policies.

                                              --------------------------------------------------------------------------------

Independent Auditors                          The audited consolidated financial statements for Pacific Life as of December
                                              31, 1998 and 1997 and for the three years ended December 31, 1998 and the audited financial statements for Pacific Select Exec Separate Account as of
                                              December 31, 1998 and for the two years ended December 31, 1998 included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                                                                                                                            61

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Pacific Life Insurance Company

  We have audited the accompanying statement of assets and           includes assessing the accounting principles used and
liabilities of Pacific Select Exec Separate Account                  significant estimates made by management, as well as
(comprised of the Money Market, High Yield Bond, Managed             evaluating the overall financial statement presentation.
Bond, Government Securities, Growth, Aggressive Equity,              We believe that our audits provide a reasonable basis for
Growth LT, Equity Income, Multi-Strategy, Equity, Bond and           our opinion.
Income, Equity Index, International, Emerging Markets,
Variable Account I, Variable Account II, Variable Account              In our opinion, such financial statements present
III, and Variable Account IV Variable Accounts) as of                fairly, in all material respects, the financial
December 31, 1998 and the related statement of operations            position of each of the respective Variable Accounts
for the year then ended and statement of changes in net              constituting Pacific Select Exec Separate Account as of
assets for each of the two years in the period then ended            December 31, 1998 and the results of their operations for
(as to the Equity Variable Account and the Bond and Income           the year then ended and the changes in their net assets
Variable Account, for the year ended December 31, 1998 and           for each of the two years in the period then ended (as to
for the period from commencement of operations through               the Equity Variable Account and the Bond and Income
December 31, 1997). These financial statements are the               Variable Account, for the year ended December 31, 1998
responsibility of the Separate Account's management. Our             and for the period from commencement of operations
responsibility is to express an opinion on these financial           through December 31, 1997), in conformity with generally
statements based on our audits.                                      accepted accounting principles.

  We conducted our audits in accordance with generally
accepted auditing standards. Those standards require                 DELOITTE & TOUCHE LLP
that we plan and perform the audit to obtain reasonable
assurance about whether the financial statements are free
of material misstatement. An audit includes examining, on
a test basis, evidence supporting the amounts and                    Costa Mesa, California
disclosures in the financial statements. An audit also               February 5, 1999

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
(In thousands)

                                    High             Govern-
                          Money    Yield   Managed     ment             Aggressive  Growth   Equity   Multi-
                          Market    Bond     Bond   Securities  Growth    Equity      LT     Income  Strategy
                         Variable Variable Variable  Variable  Variable  Variable  Variable Variable Variable
                         Account  Account  Account   Account   Account   Account   Account  Account  Account
                         ------------------------------------------------------------------------------------
ASSETS
Investments:
 Money Market Portfolio
 (6,873 shares; cost
 $69,218)............... $69,107
 High Yield Bond
 Portfolio (4,645
 shares; cost $45,134)..          $43,370
 Managed Bond Portfolio
 (8,941 shares; cost
 $97,525)...............                   $101,864
 Government Securities
 Portfolio (1,562
 shares; cost $16,677)..                             $17,149
 Growth Portfolio (8,711
 shares; cost
 $187,167)..............                                       $199,670
 Aggressive Equity
 Portfolio (1,404
 shares; cost $16,338)..                                                 $17,766
 Growth LT Portfolio
 (8,674 shares; cost
 $152,516)..............                                                           $227,277
 Equity Income Portfolio
 (6,986 shares; cost
 $147,393)..............                                                                    $187,867
 Multi-Strategy
 Portfolio (7,736
 shares; cost
 $112,643)..............                                                                             $133,998
Receivables:
 Due from Pacific Life
 Insurance Company......               89        72      174        209      321        153       92       54
 Fund shares redeemed...     100
                         ------------------------------------------------------------------------------------
Total Assets............  69,207   43,459   101,936   17,323    199,879   18,087    227,430  187,959  134,052
                         ------------------------------------------------------------------------------------
LIABILITIES
Payables:
 Due to Pacific Life
 Insurance Company......     100
 Fund shares purchased..               89        72      174        209      321        153       92       54
                         ------------------------------------------------------------------------------------
Total Liabilities.......     100       89        72      174        209      321        153       92       54
                         ------------------------------------------------------------------------------------
NET ASSETS.............. $69,107  $43,370  $101,864  $17,149   $199,670  $17,766   $227,277 $187,867 $133,998
                         ------------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 1998
(In thousands)

                                  Bond and  Equity   Inter-  Emerging
                          Equity   Income   Index   national Markets  Variable Variable Variable Variable
                         Variable Variable Variable Variable Variable Account  Account  Account  Account
                         Account  Account  Account  Account  Account     I        II      III       IV
                         --------------------------------------------------------------------------------
ASSETS
Investments:
 Equity Portfolio (617
 shares; cost $16,061).. $18,066
 Bond and Income
 Portfolio (397 shares;
 cost $5,250)...........           $5,282
 Equity Index Portfolio
 (9,370 shares; cost
 $212,820)..............                   $303,187
 International Portfolio
 (9,944 shares; cost
 $153,283)..............                            $157,140
 Emerging Markets
 Portfolio (1,471
 shares; cost $11,689)..                                     $10,072
 Brandes International
 Equity Portfolio (1)
 (140 shares;
 cost $1,454)...........                                               $1,522
 Turner Core Growth
 Portfolio (165 shares;
 cost $2,467)...........                                                        $2,948
 Frontier Capital
 Appreciation Portfolio
 (295 shares;
 cost $4,191)...........                                                                 $4,452
 Enhanced U.S. Equity
 Portfolio (276 shares;
 cost $4,437)...........                                                                          $4,986
Receivables:
 Due from Pacific Life
 Insurance Company......      11       13       161       81      11
 Fund shares redeemed...                                                   23        9       19       32
                         -------------------------------------------------------------------------------
Total Assets............  18,077    5,295   303,348  157,221  10,083    1,545    2,957    4,471    5,018
                         -------------------------------------------------------------------------------
LIABILITIES
Payables:
 Due to Pacific Life
 Insurance Company......                                                   23        9       19       32
 Fund shares purchased..      11       13       161       81      11
                         -------------------------------------------------------------------------------
Total Liabilities.......      11       13       161       81      11       23        9       19       32
                         -------------------------------------------------------------------------------
NET ASSETS.............. $18,066   $5,282  $303,187 $157,140 $10,072   $1,522   $2,948   $4,452   $4,986
                         -------------------------------------------------------------------------------

(1) Formerly named Edinburgh Overseas Equity Portfolio

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                                    High             Govern-
                          Money    Yield   Managed     ment              Aggressive  Growth   Equity   Multi-
                          Market    Bond     Bond   Securities  Growth     Equity      LT     Income  Strategy
                         Variable Variable Variable  Variable  Variable   Variable  Variable Variable Variable
                         Account  Account  Account   Account   Account    Account   Account  Account  Account
                         -------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..............  $3,392   $3,403   $5,533      $881   $20,232         $5    $6,250  $18,901  $12,030
                         -------------------------------------------------------------------------------------
Net Investment Income...   3,392    3,403    5,533       881    20,232          5     6,250   18,901   12,030
                         -------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS
 Net realized gain
 (loss) from security
 transactions...........      (3)     (87)     663       164    10,581        653     5,163    5,470    3,108
 Net unrealized
 appreciation
 (depreciation) on
 investments............      14   (2,165)   1,408        59   (23,983)     1,132    63,381    9,750    5,144
                         -------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain
(Loss) on Investments...      11   (2,252)   2,071       223   (13,402)     1,785    68,544   15,220    8,252
                         -------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS
RESULTING FROM
OPERATIONS..............  $3,403   $1,151   $7,604    $1,104    $6,830     $1,790   $74,794  $34,121  $20,282
                         -------------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                                  Bond and  Equity   Inter-   Emerging
                          Equity   Income   Index   national  Markets   Variable Variable Variable Variable
                         Variable Variable Variable Variable  Variable  Account  Account  Account  Account
                         Account  Account  Account  Account   Account      I        II      III       IV
                         ----------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..............    $507    $147    $4,853  $11,985      $117      $87      $52     $21      $154
                         ----------------------------------------------------------------------------------
Net Investment Income...     507     147     4,853   11,985       117       87       52      21       154
                         ----------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS
 Net realized gain
 (loss) from security
 transactions...........     369      19    11,629    5,435    (1,951)       8       96     (64)      183
 Net unrealized
 appreciation
 (depreciation) on
 investments............   1,989      13    43,404  (10,085)     (935)      72      460      44       366
                         ----------------------------------------------------------------------------------
Net Realized and
Unrealized Gain
(Loss) on Investments...   2,358      32    55,033   (4,650)   (2,886)      80      556     (20)      549
                         ----------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM
OPERATIONS..............  $2,865    $179   $59,886   $7,335   $(2,769)    $167     $608      $1      $703
                         ----------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                                      High               Govern-
                           Money     Yield    Managed      ment              Aggressive  Growth    Equity    Multi-
                           Market     Bond      Bond    Securities  Growth     Equity      LT      Income   Strategy
                          Variable  Variable  Variable   Variable  Variable   Variable  Variable  Variable  Variable
                          Account   Account   Account    Account   Account    Account   Account   Account   Account
                          ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS
 Net investment income..    $3,392   $3,403     $5,533      $881    $20,232        $5     $6,250   $18,901   $12,030
 Net realized gain
 (loss) from security
 transactions...........        (3)     (87)       663       164     10,581       653      5,163     5,470     3,108
 Net unrealized
 appreciation
 (depreciation) on
 investments............        14   (2,165)     1,408        59    (23,983)    1,132     63,381     9,750     5,144
                          ------------------------------------------------------------------------------------------
Net Increase in Net
Assets
Resulting from
Operations..............     3,403    1,151      7,604     1,104      6,830     1,790     74,794    34,121    20,282
                          ------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN
NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net
 premiums...............   164,872    7,612     13,456     2,186     31,972     4,086     29,295    24,939    14,554
 Transfers--policy
 charges and
 deductions.............    (6,168)  (2,255)    (3,939)     (699)   (10,609)     (969)    (9,146)   (7,949)   (5,260)
 Transfers in (from
 other variable
 accounts)..............   268,634   34,691     52,698    10,097     89,840    20,958     82,877    46,109    13,875
 Transfers out (to other
 variable accounts).....  (399,943) (29,075)   (36,135)   (5,218)   (87,886)  (16,962)   (53,981)  (35,074)  (17,159)
 Transfers--other.......   (13,775)  (2,461)    (4,332)     (742)   (10,466)     (610)    (7,000)   (5,765)   (5,646)
                          ------------------------------------------------------------------------------------------
Net Increase in Net
Assets Derived
from Policy
Transactions............    13,620    8,512     21,748     5,624     12,851     6,503     42,045    22,260       364
                          ------------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................    17,023    9,663     29,352     6,728     19,681     8,293    116,839    56,381    20,646
                          ------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Year.......    52,084   33,707     72,512    10,421    179,989     9,473    110,438   131,486   113,352
                          ------------------------------------------------------------------------------------------
End of Year.............   $69,107  $43,370   $101,864   $17,149   $199,670   $17,766   $227,277  $187,867  $133,998
                          ------------------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                                    Bond and  Equity    Inter-   Emerging
                           Equity    Income   Index    national  Markets   Variable Variable Variable Variable
                          Variable  Variable Variable  Variable  Variable  Account  Account  Account  Account
                          Account   Account  Account   Account   Account      I        II      III       IV
                          ------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS
 Net investment income..     $507      $147    $4,853   $11,985     $117       $87      $52      $21     $154
 Net realized gain
 (loss) from security
 transactions...........      369        19    11,629     5,435   (1,951)        8       96      (64)     183
 Net unrealized
 appreciation
 (depreciation) on
 investments............    1,989        13    43,404   (10,085)    (935)       72      460       44      366
                          ------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations..............    2,865       179    59,886     7,335   (2,769)      167      608        1      703
                          ------------------------------------------------------------------------------------

INCREASE (DECREASE) IN
NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net
 premiums...............    2,976     1,056    44,705    28,077    3,183       238      408    1,305    1,358
 Transfers--policy
 charges and
 deductions.............     (633)     (197)  (12,955)   (8,359)    (663)      (62)     (93)    (245)    (156)
 Transfers in (from
 other variable
 accounts)..............   17,627     6,550   108,028    71,891   27,300       749    2,159    1,700    1,697
 Transfers out (to other
 variable accounts).....   (8,527)   (2,820)  (73,002)  (64,225) (25,040)      (97)    (880)  (1,374)    (481)
 Transfers--other.......     (432)     (171)  (10,763)   (6,520)    (355)      (12)     (37)     (44)     111
                          ------------------------------------------------------------------------------------
Net Increase in Net
Assets Derived
from Policy
Transactions............   11,011     4,418    56,013    20,864    4,425       816    1,557    1,342    2,529
                          ------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................   13,876     4,597   115,899    28,199    1,656       983    2,165    1,343    3,232
                          ------------------------------------------------------------------------------------

NET ASSETS
Beginning of Year.......    4,190       685   187,288   128,941    8,416       539      783    3,109    1,754
                          ------------------------------------------------------------------------------------
End of Year.............  $18,066    $5,282  $303,187  $157,140  $10,072    $1,522   $2,948   $4,452   $4,986
                          ------------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997
(In thousands)

                                      High               Govern-
                           Money     Yield    Managed      ment              Aggressive  Growth    Equity    Multi-
                           Market     Bond      Bond    Securities  Growth     Equity      LT      Income   Strategy
                          Variable  Variable  Variable   Variable  Variable   Variable  Variable  Variable  Variable
                          Account   Account   Account    Account   Account    Account   Account   Account   Account
                          ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS
 Net investment income..    $2,072   $2,559    $3,893       $498    $14,427               $4,656    $7,127    $7,530
 Net realized gain from
 security transactions..        94      454       367         96      6,822      $101      3,899     3,288       695
 Net unrealized
 appreciation
 (depreciation) on
 investments............      (121)    (335)    1,844        306     15,323       230      1,609    16,626     8,279
                          ------------------------------------------------------------------------------------------
Net Increase in Net
Assets
Resulting from
Operations..............     2,045    2,678     6,104        900     36,572       331     10,164    27,041    16,504
                          ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net
 premiums...............   114,902    6,516    11,008      2,026     28,003     2,091     27,890    20,805    20,699
 Transfers--policy
 charges and
 deductions.............    (4,303)  (1,844)   (2,926)      (587)    (9,059)     (469)    (6,771)   (5,873)   (4,507)
 Transfers in (from
 other variable
 accounts)..............   133,629   17,591    15,603      5,190     61,551    12,131     34,622    27,826     9,864
 Transfers out (to other
 variable accounts).....  (214,125) (15,732)  (11,609)    (4,376)   (46,874)   (7,838)   (39,146)  (18,793)   (5,914)
 Transfers--other.......    (7,489)  (1,439)  (14,668)      (562)   (10,114)     (104)    (5,388)   (5,380)   (2,426)
                          ------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets Derived
from Policy
Transactions............    22,614    5,092    (2,592)     1,691     23,507     5,811     11,207    18,585    17,716
                          ------------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................    24,659    7,770     3,512      2,591     60,079     6,142     21,371    45,626    34,220
                          ------------------------------------------------------------------------------------------
NET ASSETS
Beginning of Year.......    27,425   25,937    69,000      7,830    119,910     3,331     89,067    85,860    79,132
                          ------------------------------------------------------------------------------------------
End of Year.............   $52,084  $33,707   $72,512    $10,421   $179,989    $9,473   $110,438  $131,486  $113,352
                          ------------------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1997
(In thousands)

                                       Bond and    Equity    Inter-   Emerging
                            Equity      Income     Index    national  Markets  Variable Variable Variable Variable
                           Variable    Variable   Variable  Variable  Variable Account  Account  Account  Account
                          Account (1) Account (1) Account   Account   Account     I        II      III       IV
                          ----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS
 Net investment income..       $30        $11       $7,400    $4,347      $41      $8      $71       $73      $63
 Net realized gain from
 security transactions..        13          5       12,511     4,938      187       2        7        42        7
 Net unrealized
 appreciation
 (depreciation) on
 investments............        16         19       21,545       (62)    (644)     (4)      31       222      201
                          ----------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations..............        59         35       41,456     9,223     (416)      6      109       337      271
                          ----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net
 premiums...............       466         56       28,526    26,039    2,039      80      172       656      372
 Transfers--policy
 charges and
 deductions.............       (87)       (13)      (8,168)   (7,142)    (479)    (25)     (28)     (149)     (54)
 Transfers in (from
 other variable
 accounts)..............     4,237        659       51,709    54,246   10,615     408      537     3,409      976
 Transfers out (to other
 variable accounts).....      (438)       (53)     (25,760)  (45,867)  (6,460)     (3)    (163)   (1,636)    (217)
 Transfers--other.......       (47)         1      (25,672)   (4,997)    (162)     (4)     (17)      (51)      (9)
                          ----------------------------------------------------------------------------------------
Net Increase in Net
Assets Derived
from Policy
Transactions............     4,131        650       20,635    22,279    5,553     456      501     2,229    1,068
                          ----------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................     4,190        685       62,091    31,502    5,137     462      610     2,566    1,339
                          ----------------------------------------------------------------------------------------
NET ASSETS
Beginning of Year.......                           125,197    97,439    3,279      77      173       543      415
                          ----------------------------------------------------------------------------------------
End of Year.............    $4,190       $685     $187,288  $128,941   $8,416    $539     $783    $3,109   $1,754
                          ----------------------------------------------------------------------------------------

(1) For the period from January 10, 1997 (commencement of operations) to December 31, 1997.

See Notes to Financial Statements

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES                                   and liabilities at the date of the financial statements and the reported amounts of income and expenses during the
  The Pacific Select Exec Separate Account (the "Separate            reporting period. Actual results could differ from those
Account") is registered as a unit investment trust under             estimates.
the Investment Company Act of 1940, as amended, and during
1998 was comprised of eighteen subaccounts called Variable             A. Valuation of Investments
Accounts: the Money Market Variable Account, the High
Yield Bond Variable Account, the Managed Bond Variable                Investments in shares of the Funds are valued at the reported
Account, the Government Securities Variable Account, the             net asset values of the respective portfolios. Valuation of
Growth Variable Account, the Aggressive Equity Variable              securities held by the Funds is discussed in the notes to
Account, the Growth LT Variable Account, the Equity Income           their financial statements.
Variable Account, the Multi-Strategy Variable Account, the
Equity Variable Account, the Bond and Income Variable                  B. Security Transactions
Account, the Equity Index Variable Account, the
International Variable Account, the Emerging Markets                  Transactions are recorded on the trade date. Realized gains
Variable Account, and the Variable Accounts I through IV.            and losses on sales of investments are determined on the basis
The assets in each of the first fourteen Variable Accounts           of identified cost.
are invested in shares of the corresponding portfolios of
Pacific Select Fund and the assets of the last four                    C. Federal Income Taxes
Variable Accounts are invested in shares of the
corresponding portfolios of M Fund, Inc. (collectively,               The operations of the Separate Account will be reported on
the "Funds"). Each Variable Account pursues different                the Federal income tax return of Pacific Life, which is taxed
investment objectives and policies. The financial                    as a life insurance company under the provisions of the Tax
statements of the Funds, including the schedules of                  Reform Act of 1986. Under current tax law, no Federal income
investments, are either included in Section B of this                taxes are expected to be paid by Pacific Life with respect to
report or provided separately and should be read in                  the operations of the Separate Account.
conjunction with the Separate Account's financial
statements.                                                          2. DIVIDENDS

 The Separate Account was established by Pacific Life                 During 1998, the Funds declared dividends for each portfolio.
Insurance Company (formerly named Pacific Mutual Life                The amounts accrued by the Separate Account for its share of
Insurance Company--see Note 1 to Financial Statements of             the dividends were reinvested in additional full and
the Fund on B-58) on May 12, 1988 and commenced operations           fractional shares of the related portfolio.
on November 22, 1988. Under applicable insurance law, the
assets and liabilities of the Separate Account are clearly           3. CHARGES AND EXPENSES
identified and distinguished from the other assets and
liabilities of Pacific Life. The assets of the Separate               With respect to variable life insurance policies funded by
Account will not be charged with any liabilities arising             the Separate Account, Pacific Life makes certain deductions
out of any other business conducted by Pacific Life, but             from premiums for sales load and state premium taxes before
the obligations of the Separate Account, including                   amounts are allocated to the Separate Account. Pacific Life
benefits related to variable life insurance, are                     also makes certain deductions from the net assets of each
obligations of Pacific Life.                                         Variable Account for the mortality and expense risks Pacific
                                                                     Life assumes, administrative expenses, cost of insurance,
 The Separate Account held by Pacific Life represents                charges for optional benefits and any sales and underwriting
funds from individual flexible premium variable life                 surrender charges. The operating expenses of the Separate
policies. The assets of the Separate Account are carried             Account are paid by Pacific Life.
at market value.
                                                                     4. RELATED PARTY AGREEMENT
 The preparation of the accompanying financial statements
requires management to make estimates and assumptions that            Pacific Mutual Distributors, Inc., a wholly-owned subsidiary
affect the reported amounts of assets                                of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate
                                                                     Account, without remuneration from the Separate Account.

                                                                                                                                  71

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)


5. SEPARATE ACCOUNT'S COST OF INVESTMENTS IN THE FUNDS SHARES

 The investment in the Funds shares are carried at identified cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). The cost and market value of total Separate Account's investments in the Funds as of December 31, 1998 were as follows (amounts in thousands):

                                                                              Variable Accounts
                                                         ------------------------------------------------------------
                                                                                         Govern-
                                                          Money    High Yield Managed     ment             Aggressive
                                                          Market      Bond      Bond   Securities  Growth    Equity
                                                         ------------------------------------------------------------
Total cost of  investments at  beginning of year          $52,208    $33,305   $69,581  $10,008   $143,503    $9,176
Add:  Total net proceeds from policy transactions         180,669     23,481    32,416    8,675     56,862    15,473
      Reinvested distributions from the Funds:
      (a) Net investment income                             3,392      3,082     4,503      663        214         5
      (b) Net realized gain                                              321     1,030      218     20,018
                                                         ------------------------------------------------------------
                             Sub-Total                    236,269     60,189   107,530   19,564    220,597    24,654
Less: Cost of investments disposed during the year        167,051     15,055    10,005    2,887     33,430     8,316
                                                         ------------------------------------------------------------
Total cost of investments at end of year                   69,218     45,134    97,525   16,677    187,167    16,338
Add:  Unrealized appreciation (depreciation)                 (111)    (1,764)    4,339      472     12,503     1,428
                                                         ------------------------------------------------------------
Total market value of investments at end of year          $69,107    $43,370  $101,864  $17,149   $199,670   $17,766
                                                         ------------------------------------------------------------
                                                          Growth     Equity    Multi-             Bond and   Equity
                                                            LT       Income   Strategy   Equity    Income    Index
                                                         ------------------------------------------------------------
Total cost of investments at beginning of year            $99,059   $100,762   $97,141   $4,174       $666  $140,325
Add:  Total net proceeds from policy transactions          60,881     40,603    16,738   15,633      5,455    84,675
      Reinvested distributions from the Funds:
     (a) Net investment income                                327      1,300     3,405       40        145     3,133
     (b) Net realized gain                                  5,923     17,601     8,625      467          2     1,720
                                                         ------------------------------------------------------------
                             Sub-Total                    166,190    160,266   125,909   20,314      6,268   229,853
Less: Cost of investments disposed during the year         13,674     12,873    13,266    4,253      1,018    17,033
                                                         ------------------------------------------------------------
Total cost of investments at end of year                  152,516    147,393   112,643   16,061      5,250   212,820
Add:  Unrealized appreciation                              74,761     40,474    21,355    2,005         32    90,367
                                                         ------------------------------------------------------------
Total market value of investments at end of year         $227,277   $187,867  $133,998  $18,066     $5,282  $303,187
                                                         ------------------------------------------------------------

                                                          Inter-    Emerging
                                                         national   Markets      I         II       III        IV
                                                         ------------------------------------------------------------
Total cost of investments at beginning of year           $115,000     $9,098      $544     $762     $2,892    $1,571
Add:  Total net proceeds from policy transactions          47,705      9,932     1,047    1,994      2,546     3,239
      Reinvested distributions from the Funds:
      (a) Net investment income                             1,485        117        87       52                  146
      (b) Net realized gain                                10,500                                       21         8
                                                         ------------------------------------------------------------
                             Sub-Total                    174,690     19,147     1,678    2,808      5,459     4,964
Less: Cost of investments disposed during the year         21,407      7,458       224      341      1,268       527
                                                         ------------------------------------------------------------
Total cost of investments at end of year                  153,283     11,689     1,454    2,467      4,191     4,437
Add:  Unrealized appreciation (depreciation)                3,857     (1,617)       68      481        261       549
                                                         ------------------------------------------------------------
Total market value of investments at end of year         $157,140    $10,072    $1,522   $2,948     $4,452    $4,986
                                                         ------------------------------------------------------------

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)

6. TRANSACTIONS IN SEPARATE ACCOUNT UNITS AND SELECTED ACCUMULATION UNIT ** INFORMATION

 Transactions in Separate Account units for the year ended December 31, 1998 and the selected accumulation unit information as of December 31, 1998 were as follows:

                                                                                       Variable Accounts
                                                           -----------------------------------------------------------------------
                                                                                                 Govern-
                                                              Money     High Yield   Managed       ment                 Aggressive
                                                             Market        Bond        Bond     Securities    Growth      Equity
                                                           -----------------------------------------------------------------------
Total units outstanding at beginning of year                 3,242,630   1,272,728   3,186,015    479,603    4,678,660     840,837
Increase (decrease) in units resulting from
 policy transactions:
 (a) Transfer of net premiums                                9,998,490     280,788     567,458     95,603      858,593     345,960
 (b) Transfers--policy charges and deductions                 (373,932)    (84,466)   (165,049)   (30,660)    (283,438)    (82,024)
 (c) Transfers in (from other variable accounts)            16,112,581   1,251,759   2,162,298    411,892    2,206,806   1,764,520
 (d) Transfers out (to other variable accounts)            (24,064,758) (1,034,962) (1,475,354)  (204,814)  (2,150,435) (1,425,259)
 (e) Transfers--other                                         (828,850)    (87,604)   (176,871)   (29,124)    (256,086)    (51,258)
                                                           -----------------------------------------------------------------------
                         Sub-Total                             843,531     325,515     912,482    242,897      375,440     551,939
                                                           -----------------------------------------------------------------------
Total units outstanding at end of year                       4,086,161   1,598,243   4,098,497    722,500    5,054,100   1,392,776
                                                           -----------------------------------------------------------------------
Accumulation Unit Value: At beginning of year                   $16.06      $26.48      $22.76     $21.73       $38.47      $11.27
                         At end of year                         $16.91      $27.14      $24.85     $23.74       $39.51      $12.76

                                                             Growth       Equity      Multi-                 Bond and     Equity
                                                               LT         Income     Strategy     Equity      Income      Index
                                                           -----------------------------------------------------------------------
Total units outstanding at beginning of year                 5,452,479   3,609,629   3,897,779    365,186       57,616   5,696,188
Increase (decrease) in units resulting from
 policy transactions:
 (a) Transfer of net premiums                                1,193,031     621,209     459,357    229,214       83,678   1,213,083
 (b) Transfers--policy charges and deductions                 (371,549)   (198,432)   (168,061)   (48,132)     (15,662)   (350,651)
 (c) Transfers in (from other variable accounts)             3,139,545     984,220     372,455  1,338,126      518,911   2,722,051
 (d) Transfers out (to other variable accounts)             (2,057,690)   (741,626)   (498,426)  (643,218)    (223,441) (1,831,867)
 (e) Transfers--other                                         (266,828)   (121,899)   (164,002)   (32,588)     (13,550)   (270,080)
                                                           -----------------------------------------------------------------------
                         Sub-Total                           1,636,509     543,472       1,323    843,402      349,936   1,482,536
                                                           -----------------------------------------------------------------------
Total units outstanding at end of year                       7,088,988   4,153,101   3,899,102  1,208,588      407,552   7,178,724
                                                           -----------------------------------------------------------------------
Accumulation Unit Value: At beginning of year                   $20.25      $36.43      $29.08     $11.47       $11.89      $32.88
                         At end of year                         $32.06      $45.24      $34.37     $14.95       $12.96      $42.23

                                                             Inter-      Emerging
                                                            national     Markets        I           II         III          IV
                                                           -----------------------------------------------------------------------
Total units outstanding at beginning of year                 6,224,372     871,397      52,300     59,984      243,373     132,506
Increase (decrease) in units resulting from
 policy transactions:
 (a) Transfer of net premiums                                1,264,542     393,994      21,062     27,463      107,709      92,938
 (b) Transfers--policy charges and deductions                 (378,357)    (82,543)     (5,624)    (6,243)     (20,099)    (10,607)
 (c) Transfers in (from other variable accounts)             3,056,270   3,699,775      70,147    145,602      141,760     118,099
 (d) Transfers out (to other variable accounts)             (2,708,392) (3,409,238)     (8,799)   (56,670)    (125,903)    (23,033)
 (e) Transfers--other                                         (274,952)    (48,335)     (1,088)    (2,384)      (4,033)     (5,315)
                                                           -----------------------------------------------------------------------
                         Sub-Total                             959,111     553,653      75,698    107,768       99,434     172,082
                                                           -----------------------------------------------------------------------
Total units outstanding at end of year                       7,183,483   1,425,050     127,998    167,752      342,807     304,588
                                                           -----------------------------------------------------------------------
Accumulation Unit Value: At beginning of year                   $20.72       $9.66      $10.31     $13.06       $12.77      $13.23
                         At end of year                         $21.88       $7.07      $11.89     $17.57       $12.99      $16.37

------
** Accumulation Unit: unit of measure used to calculate the value of a Policy Owner's interest in a Variable Account during the accumulation period.

   INDEPENDENT AUDITORS' REPORT
   ----------------------------

   Pacific Life Insurance Company and Subsidiaries:

   We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the "Company") as of December 31, 1998 and 1997, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

   DELOITTE & TOUCHE LLP

   Costa Mesa, California
   February 22, 1999

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                              December 31,
                                                             1998      1997
------------------------------------------------------------------------------
                                                              (In Millions)
ASSETS
Investments:
  Securities available for sale at estimated fair value:
    Fixed maturity securities                              $13,617.0 $13,938.5
    Equity securities                                          547.5     346.4
  Mortgage loans                                             2,788.7   1,922.1
  Real estate                                                  172.7     192.1
  Policy loans                                               3,901.2   3,769.2
  Short-term investments                                        99.9      83.8
  Other investments                                            948.0     432.4
------------------------------------------------------------------------------
TOTAL INVESTMENTS                                           22,075.0  20,684.5
Cash and cash equivalents                                      150.1     110.4
Deferred policy acquisition costs                              889.7     716.9
Accrued investment income                                      252.3     255.4
Other assets                                                   672.8     636.5
Separate account assets                                     15,844.0  11,605.1
------------------------------------------------------------------------------
TOTAL ASSETS                                               $39,883.9 $34,008.8
------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life, annuity and other investment contract
   deposits                                                $17,973.0 $16,644.5
  Future policy benefits                                     2,131.6   2,133.8
  Short-term and long-term debt                                445.1     253.6
  Other liabilities                                          1,162.2   1,224.5
  Separate account liabilities                              15,844.0  11,605.1
------------------------------------------------------------------------------
TOTAL LIABILITIES                                           37,555.9  31,861.5
------------------------------------------------------------------------------
Commitments and contingencies
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                       30.0      30.0
  Paid-in capital                                              126.2     120.1
  Retained earnings                                          1,663.5   1,422.0
  Accumulated other comprehensive income -
   Unrealized gain on securities available for sale, net       508.3     575.2
------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                   2,328.0   2,147.3
------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                 $39,883.9 $34,008.8
------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                     Years Ended December 31,
                                                      1998     1997     1996
------------------------------------------------------------------------------
                                                          (In Millions)
REVENUES
Policy fees from universal life, annuity and other
 investment contract deposits                       $  525.3 $  431.2 $  348.6
Insurance premiums                                     514.7    504.3    465.4
Net investment income                                1,293.8  1,225.3  1,087.3
Net realized capital gains                              38.7     85.3     44.0
Commission revenue                                     220.1    146.6     79.6
Other income                                           216.6    181.7    123.1
------------------------------------------------------------------------------
TOTAL REVENUES                                       2,809.2  2,574.4  2,148.0
------------------------------------------------------------------------------
BENEFITS AND EXPENSES
Interest credited to universal life, annuity and
 other investment contract deposits                    880.8    797.8    665.0
Policy benefits paid or provided                       719.5    675.7    652.9
Commission expenses                                    386.1    303.7    233.6
Operating expenses                                     467.8    507.7    316.2
------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                          2,454.2  2,284.9  1,867.7
------------------------------------------------------------------------------
INCOME BEFORE PROVISION FOR INCOME TAXES               355.0    289.5    280.3
Provision for income taxes                             113.5    113.5    113.7
------------------------------------------------------------------------------
NET INCOME                                          $  241.5 $  176.0 $  166.6
------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                     Accumulated
                                    Common Stock                        Other
                                    ------------- Paid-in Retained  Comprehensive
                                    Shares Amount Capital Earnings     Income      Total
-------------------------------------------------------------------------------------------
                                                        (In Millions)
BALANCES,
 JANUARY 1, 1996                                          $1,151.4     $ 482.0    $1,633.4
Comprehensive income:
  Net income                                                 166.6                   166.6
  Change in unrealized gain on
   securities available for sale,
   net                                                                  (102.8)     (102.8)
                                                                                  --------
Total comprehensive income                                                            63.8
-------------------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1996                                         1,318.0       379.2     1,697.2
Comprehensive income:
  Net income                                                 176.0                   176.0
  Change in unrealized gain on
   securities available for sale,
   net                                                                   196.0       196.0
                                                                                  --------
Total comprehensive income                                                           372.0
Issuance of partnership units by
 affiliate                                        $ 85.1                              85.1
Initial member capitalization
 of Pacific Mutual Holding Company                            (2.0)                   (2.0)
Issuance of common stock             0.6   $30.0    35.0     (65.0)
Dividend paid to parent                                       (5.0)                   (5.0)
-------------------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1997                   0.6    30.0   120.1   1,422.0       575.2     2,147.3
Comprehensive income:
  Net income                                                 241.5                   241.5
  Change in unrealized gain on
   securities available for sale,
   net                                                                   (66.9)      (66.9)
                                                                                  --------
Total comprehensive income                                                           174.6
Issuance of partnership units by
 affiliate                                           6.1                               6.1
-------------------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1998                   0.6   $30.0  $126.2  $1,663.5     $ 508.3    $2,328.0
-------------------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                  Years Ended December 31,
                                                  1998       1997       1996
--------------------------------------------------------------------------------
                                                        (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                      $   241.5  $   176.0  $   166.6
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Amortization on fixed maturities                  (39.4)     (26.6)     (45.2)
  Depreciation and other amortization                26.0       38.3       43.8
  Deferred income taxes                             (20.6)     (14.4)     (49.8)
  Net realized capital gains                        (38.7)     (85.3)     (44.0)
  Net change in deferred policy acquisition
   costs                                           (172.8)    (185.4)    (140.4)
  Interest credited to universal life, annuity
   and other investment contract deposits           880.8      797.8      665.0
Change in accrued investment income                   3.1      (52.9)      (3.7)
Change in future policy benefits                     (2.2)    (372.7)      62.3
Change in other assets and liabilities               99.4      577.4      158.1
--------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES           977.1      852.2      812.7
--------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Securities available for sale:
  Purchases                                      (4,302.3)  (6,272.3)  (4,525.0)
  Sales                                           2,201.9    2,224.1    2,511.0
  Maturities and repayments                       2,196.1    2,394.6    1,184.7
Repayments of mortgage loans                        334.9      179.3      220.4
Proceeds from sales of mortgage loans and real
 estate                                              43.3      104.4       14.5
Purchases of mortgage loans and real estate      (1,246.3)    (643.7)    (414.3)
Distributions from partnerships                     119.5       91.6       78.8
Change in policy loans                             (132.0)    (637.4)    (338.5)
Change in short-term investments                    (16.1)     (17.7)      37.2
Other investing activity, net                      (564.2)      43.5     (144.5)
--------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES            (1,365.2)  (2,533.6)  (1,375.7)
--------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                Years Ended December 31,
(Continued)                                     1998       1997       1996
-----------------------------------------------------------------------------
                                                      (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                    $ 4,007.0  $ 4,373.6  $ 2,105.0
  Withdrawals                                  (3,770.7)  (2,667.3)  (1,756.6)
Net change in short-term debt                     191.5        8.5       42.5
Repayment of long-term debt                                  (25.0)      (5.0)
Initial capitalization of Pacific Mutual
 Holding Company                                              (2.0)
Dividend paid to parent                                       (5.0)
-----------------------------------------------------------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES         427.8    1,682.8      385.9
-----------------------------------------------------------------------------
Net change in cash and cash equivalents            39.7        1.4     (177.1)
Cash and cash equivalents, beginning of year      110.4      109.0      286.1
-----------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR        $   150.1  $   110.4  $   109.0
-----------------------------------------------------------------------------

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES
In connection with the acquisition of an insurance block of business in 1997, as discussed in Note 5, the following assets and liabilities were assumed:

          Cash                                            $1,215.9
          Policy loans                                       440.3
          Other assets                                        43.4
                                                          --------
            Total assets assumed                          $1,699.6
                                                          --------
          Policyholder account values                     $1,693.8
          Other liabilities                                    5.8
                                                          --------
            Total liabilities assumed                     $1,699.6
                                                          --------

-----------------------------------------------------------------------------
SUPPLEMENTAL SCHEDULE OF NON CASH FINANCING ACTIVITIES
As a result of the Conversion in 1997, as discussed in Note 1, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.

-----------------------------------------------------------------------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid                                $127.9     $153.0     $189.6
Interest paid                                    $ 24.0     $ 26.1     $ 27.3
-----------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   CONVERSION TO MUTUAL HOLDING COMPANY STRUCTURE

   Pursuant to consent received from the Insurance Department of the State of California, Pacific Mutual Life Insurance Company ("Pacific Mutual") implemented a plan of conversion to form a mutual holding company structure (the "Conversion") on September 1, 1997. The Conversion created Pacific LifeCorp, an intermediate stock holding company and Pacific Mutual Holding Company ("PMHC"), a mutual holding company. Pacific Mutual was converted to a stock life insurance company and renamed Pacific Life Insurance Company ("Pacific Life"). Under their respective charters, PMHC must always own at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in PMHC, consisting principally of the right to vote on the election of the Board of Directors of PMHC and on other matters, and certain rights upon liquidation or dissolution of PMHC.

   As a result of the Conversion, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.

   DESCRIPTION OF BUSINESS

   Pacific Life was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life conducts business in every state except New York.

   Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans. Additionally, through its major subsidiaries and affiliates, Pacific Life provides a variety of group employee benefits, broker-dealer operations and investment management and advisory services.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Life and its wholly-owned insurance subsidiaries, PM Group Life Insurance Company ("PM Group") and World-Wide Holdings Limited, and its wholly-owned noninsurance subsidiaries, Pacific Asset Management LLC ("PAM"), Pacific Mutual Distributors, Inc. ("PMD"), Pacific Mutual Realty Finance, Inc. and Pacific Mezzanine Associates, L.L.C. (50% owned). All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those followed in reports to regulatory authorities (Note 2).

   PAM was initially capitalized on December 31, 1997, when Pacific Life completed a subsidiary restructuring in which all the assets and liabilities of Pacific Financial Asset Management Corporation ("PFAMCo") were contributed into this newly formed limited liability company. PFAMCo was then merged into Pacific Life. On October 30, 1997, Pacific Corinthian Life Insurance Company ("PCL"-Note 4), a wholly-owned insurance subsidiary, was merged into Pacific Life, with Pacific Life as the surviving entity.

   NEW ACCOUNTING PRONOUNCEMENTS

   During 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income," SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," and SFAS No. 132, "Employers' Disclosures about Pensions and Other
   Postretirement Benefits."

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   SFAS No. 130 established standards for the reporting and display of comprehensive income and its components in financial statements (Note 11). SFAS No. 131 established standards for the way information about operating segments is reported in financial statements. It also established standards for related disclosures about products and services, geographic areas and major customers (Note 13). SFAS No. 132 standardized disclosure requirements for employers' pensions and other retiree benefits (Note 14). Adoption of these accounting standards did not have a significant impact on the consolidated financial position or results of operations of the Company.

   On January 1, 1998, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or results of operations of the Company.

   In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 is effective for fiscal years beginning after June 15, 1999. SFAS No. 133 establishes accounting and reporting standards for derivative instruments and hedging activities. The Company currently plans to adopt SFAS No. 133 on January 1, 2000. The impact on the consolidated financial position or results of operations of the Company due to the adoption of this statement has not yet been determined.

   In March 1998, the AICPA issued SOP 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires that certain costs incurred in developing internal use computer software be capitalized. The Company currently plans to adopt SOP 98-1 on January 1, 1999. The adoption is not expected to have a significant impact on the consolidated financial position or results of operations of the Company.

   INVESTMENTS

   Available for sale fixed maturity and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income tax and adjustments related to deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial condition. Trading securities, which are included in short-term investments, are reported at estimated fair value with unrealized gains and losses included in net realized capital gains on the accompanying consolidated statements of operations.

   For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income on the accompanying consolidated statements of operations.

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized capital gains on the accompanying consolidated statements of operations.

   Short-term investments are carried at estimated fair value and include all trading securities.

   Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity on the accompanying consolidated statements of financial condition, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Unrealized gains and losses of other derivatives are included in net realized capital gains on the accompanying consolidated statements of operations.

   Mortgage loans and policy loans are stated at unpaid principal balances.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)


   Real estate is carried at depreciated cost, or for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

   On November 15, 1994, certain of the Company's investment management and advisory subsidiaries entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. ("PIMCO Advisors"). In December 1997, PIMCO Advisors completed a transaction in which it acquired the assets of Oppenheimer Capital, L.P., including its interest in Oppenheimer Capital, by issuing approximately 33 million PIMCO Advisors General and Limited Partner units. In connection with this transaction, the Company increased its investment in PIMCO Advisors to reflect the excess of the Company's pro rata share of PIMCO Advisors partners' capital subsequent to this transaction over the carrying value of the Company's investment in PIMCO Advisors. The net result of this transaction was to directly increase stockholder's equity by $85.1 million. The Company's beneficial ownership in PIMCO Advisors was approximately 42% prior to this transaction and 31% as of December 31, 1997. During 1998, the Company increased its investment in PIMCO Advisors to reflect its pro rata share of the increase to PIMCO Advisors partners' capital due to the issuance of additional partnership units. For the year ended December 31, 1998, there was a direct increase to the Company's stockholder's equity of $6.1 million. During 1998, the Company also acquired the beneficial ownership of additional partnership units which increased its ownership to 33% as of December 31, 1998. Deferred taxes resulting from these transactions have been included in the accompanying consolidated financial statements. The Company's investment in PIMCO Advisors, which is included in other investments on the accompanying consolidated statements of financial condition, is accounted for using the equity method.

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment contract products, such costs are generally amortized in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1998, 1997 and 1996, net amortization of deferred policy acquisition costs included in commission expenses amounted to $73.0 million, $50.2 million and $42.6 million, respectively, and included in operating expenses amounted to $33.5 million, $29.4 million and $27.4 million, respectively, on the accompanying consolidated statements of operations.

   PRESENT VALUE OF FUTURE PROFITS

   In connection with the rehabilitation of First Capital Life Insurance Company ("FCL"-Note 4), an asset was established which represented the present value of estimated future profits of the acquired business. The future profits were discounted to provide an appropriate rate of return and were amortized over the rehabilitation plan period. Amortization for the years ended December 31, 1997 and 1996 amounted to $16.1 million and $24.2 million, respectively, and is included in commission expenses on the accompanying consolidated statements of operations. During 1996, the Company changed certain assumptions regarding the estimated life which resulted in an increase in amortization in 1996 of approximately $17.0 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)


   UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

   Universal life, annuity and other investment contract deposits are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4.0% to 8.4% during 1998, 1997 and 1996.

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 1998, 1997 and 1996. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided on the accompanying consolidated statements of operations.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1998 and 1997, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

   REVENUES AND EXPENSES

   Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life, annuities and other investment contracts are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is generally recorded on the trade date.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations. Depreciation and amortization of other assets is included in operating expenses on the accompanying consolidated statements of operations.

   INCOME TAXES

   Pacific Life is taxed as a life insurance company for income tax purposes and is included in the consolidated income tax returns of PMHC. Prior to 1998, Pacific Life was subject to an equity tax calculated by a prescribed formula that incorporated a differential earnings rate between stock and mutual life insurance companies. In December 1998, the Internal Revenue Service released Revenue Ruling 99-3 which exempts Pacific Life from this tax for taxable years beginning in 1998. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments disclosed in Notes 6 and 7 has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

   BUSINESS RISKS

   The Company operates in a business environment that is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, credit risk, and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques which attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 1998 financial statement presentation.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS


   The following are reconciliations of statutory capital and surplus and statutory net income for Pacific Life as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                           December 31,
                                                          1998      1997
                                                        ------------------
                                                          (In Millions)
         Statutory capital and surplus                  $1,157.4  $  944.8
           Deferred policy acquisition costs               908.0     730.7
           Unrealized gain on securities available for
            sale, net                                      508.3     575.2
           Deferred income tax                             307.1     289.2
           Asset valuation reserve                         298.7     252.4
           Non admitted assets                              40.4      25.2
           Subsidiary equity                                26.5      60.4
           Surplus notes                                  (149.6)   (149.6)
           Insurance and annuity reserves                 (654.4)   (511.5)
           Other                                          (114.4)    (69.5)
                                                        ------------------
         Stockholder's equity as reported herein        $2,328.0  $2,147.3
                                                        ------------------

                                                  Years Ended December 31,
                                                   1998     1997     1996
                                                  ------------------------
                                                      (In Millions)
         Statutory net income                     $ 187.6  $ 121.5  $113.1
           Deferred policy acquisition costs        177.3    160.4   111.2
           Interest maintenance reserve              24.1      7.6     3.8
           Deferred income tax                       17.9     41.2    70.9
           Net realized gain (loss) on trading
            securities                                9.2     (5.8)  (11.6)
           Earnings of subsidiaries                 (32.8)   (40.6)  (33.0)
           Insurance and annuity reserves          (145.1)  (107.0)  (91.3)
           Other                                      3.3     (1.3)    3.5
                                                  ------------------------
         Net income as reported herein            $ 241.5  $ 176.0  $166.6
                                                  ------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the National Association of Insurance Commissioners ("NAIC") to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by comparing it to the risk-based capital as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 1998 and 1997, Pacific Life and PM Group exceeded the minimum risk-based capital requirements.

   CODIFICATION

   In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the states of California and Arizona will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to its parent in any 12-month period cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 1998 statutory results, Pacific Life could pay approximately $240.9 million in dividends in 1999 without prior approval. No dividends were paid during 1998.

   Extraordinary dividends to Pacific Life from PM Group are subject to regulatory restrictions and approvals by the Insurance Department of the State of Arizona, PM Group's state of domicile. The maximum amount of ordinary dividends that can be paid by PM Group without restriction cannot exceed the lesser of 10% of surplus as regards policyholders, or the statutory net gain from operations. PM Group received approval to pay dividends of $14 million and $25 million for the years ended December 31, 1997 and 1996 of which $8 million and $18 million, respectively, were considered extraordinary. No dividends were paid during 1998.

   PERMITTED PRACTICE

   As discussed in Note 1, the Company beneficially owns approximately 33% of the outstanding General and Limited Partner units in PIMCO Advisors L.P. as of December 31, 1998. Net cash distributions received on these units are recorded as income as permitted by the Insurance Department of the State of California for statutory accounting purposes.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the "Closed Block"), was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets of Pacific Life have been allocated to the Closed Block in an amount that produces cash flows, which, together with anticipated revenues, are expected to be sufficient to support the policies. Pacific Life is not

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. CLOSED BLOCK (Continued)

   required to support the payment of dividends on these policies from its general funds. The Closed Block will continue in effect until either the last policy is no longer in force, or the dissolution of the Closed Block. Total assets of $311.6 million and $316.2 million and total liabilities of $352.8 million and $356.0 million for the Closed Block are included in other assets and other liabilities, respectively, on the accompanying consolidated statements of financial condition as of December 31, 1998 and 1997, respectively. The contribution to income from the Closed Block of $5.1 million and $5.7 million, consisting of net revenues and expenses generated by the Closed Block, is included in other income on the accompanying consolidated statements of operations for the years ended December 31, 1998 and 1997, respectively.

4. REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

   On September 30, 1997, PCL completed the rehabilitation of FCL pursuant to a five-year rehabilitation plan approved by the California Superior Court and the Insurance Department of the State of California (the "Rehabilitation Plan"). Under the terms of the Rehabilitation Plan, FCL's insurance policies in force, primarily individual annuities and universal life insurance, were restructured and assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement. On October 30, 1997, PCL was merged into Pacific Life, with Pacific Life as the surviving entity.

5. ACQUISITION OF INSURANCE BLOCKS OF BUSINESS

   On June 1, 1997, Pacific Life acquired a block of corporate-owned life insurance ("COLI") policies from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation ("Confederation Life"), which consisted of approximately 38,000 policies having a face amount of insurance of $8.6 billion and reserves of approximately $1.7 billion. The assets received as part of this acquisition amounted to approximately $1.2 billion in cash and approximately $0.4 billion in policy loans. This block is primarily non-leveraged COLI.

   The remaining cost of acquiring this business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, amounted to $36.5 million and $43.4 million as of December 31, 1998 and 1997, respectively, and is included in deferred policy acquisition costs on the accompanying consolidated statements of financial condition. Amortization of this asset for the years ended December 31, 1998 and 1997 was $7.7 million and $0.9 million, respectively, and is included in commission expenses on the accompanying consolidated statements of operations.

   In January 1999, Pacific Life signed a definitive agreement to acquire a payout annuity block of business from Confederation Life. This block of business consists of approximately 18,000 policies, having reserves amounting to approximately $2.0 billion. The transaction is subject to various regulatory and Court approvals and is anticipated to close during 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES


   The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                 Gross Unrealized
                                       Amortized ----------------- Estimated
                                         Cost     Gains    Losses  Fair Value
                                       --------------------------------------
                                                   (In Millions)
    Securities Available for Sale:
    -----------------------------
    As of December 31, 1998:
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies          $    94.0 $   24.9          $   118.9
    Obligations of states, political
     subdivisions and foreign govern-
     ments                                 726.0    118.0 $   16.1     827.9
    Corporate securities                 7,766.0    438.0    122.4   8,081.6
    Mortgage-backed and asset-backed
     securities                          4,391.7    139.6     52.9   4,478.4
    Redeemable preferred stock             104.0     11.3      5.1     110.2
                                       --------------------------------------
    Total fixed maturity securities    $13,081.7 $  731.8 $  196.5 $13,617.0
                                       --------------------------------------
    Total equity securities            $   364.4 $  202.6 $   19.5 $   547.5
                                       --------------------------------------

    Securities Available for Sale:
    -----------------------------
    As of December 31, 1997:
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies          $    85.4 $   17.5          $   102.9
    Obligations of states, political
     subdivisions and foreign govern-
     ments                                 730.2     89.4 $    3.0     816.6
    Corporate securities                 7,658.6    594.3     72.7   8,180.2
    Mortgage-backed and asset-backed
     securities                          4,597.2    147.1     15.5   4,728.8
    Redeemable preferred stock             102.3     10.3      2.6     110.0
                                       --------------------------------------
    Total fixed maturity securities    $13,173.7 $  858.6 $   93.8 $13,938.5
                                       --------------------------------------
    Total equity securities            $   226.4 $  122.5 $    2.5 $   346.4
                                       --------------------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (Continued)


   The amortized cost and estimated fair value of fixed maturity securities as of December 31, 1998, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                         Amortized Estimated
                                                           Cost    Fair Value
                                                         --------------------
                                                            (In Millions)
         Securities Available for Sale:
         -----------------------------
         Due in one year or less                         $   479.8 $   482.6
         Due after one year through five years             3,131.7   3,236.6
         Due after five years through ten years            2,923.1   3,033.4
         Due after ten years                               2,155.4   2,386.0
                                                         --------------------
                                                           8,690.0   9,138.6
         Mortgage-backed and asset-backed securities       4,391.7   4,478.4
                                                         --------------------
         Total                                           $13,081.7 $13,617.0
                                                         --------------------

   Gross gains of $110.6 million, $69.1 million and $89.3 million and gross losses of $35.9 million, $32.9 million and $29.9 million on securities available for sale were realized during 1998, 1997 and 1996, respectively.

   Major categories of investment income are summarized as follows:

                                                    Years Ended December 31,
                                                     1998     1997     1996
                                                   --------------------------
                                                         (In Millions)
        Fixed maturity securities                  $  915.9 $  925.4 $  820.7
        Equity securities                              17.5     12.8     17.8
        Mortgage loans                                174.6    129.5    109.4
        Real estate                                    38.1     53.6     51.3
        Policy loans                                  154.5    137.1    113.0
        Other                                         100.2     75.5     82.6
                                                   --------------------------
          Gross investment income                   1,400.8  1,333.9  1,194.8
        Investment expense                            107.0    108.6    107.5
                                                   --------------------------
          Net investment income                    $1,293.8 $1,225.3 $1,087.3
                                                   --------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (Continued)


   The change in gross unrealized gain on investments in available for sale and trading securities is as follows:

                                             December 31,
                                         1998     1997    1996
                                        ------------------------
                                            (In Millions)
        Available for sale securities:
          Fixed maturity                $(229.5) $223.5  $(168.6)
          Equity                           63.1    85.7      6.3
                                        ------------------------
        Total                           $(166.4) $309.2  $(162.3)
                                        ------------------------

        Trading securities:
          Fixed maturity                $  (2.5) $ (1.1) $  (0.5)
          Equity                                             0.2
                                        ------------------------
        Total                           $  (2.5) $ (1.1) $  (0.3)
                                        ------------------------

   As of December 31, 1998 and 1997, investments in fixed maturity securities with a carrying value of $13.0 million and $14.4 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

   No investment, aggregated by issuer, exceeded 10% of total stockholder's equity as of December 31, 1998.

7. FINANCIAL INSTRUMENTS

   The estimated fair values of the Company's financial instruments are as follows:

                                       December 31, 1998    December 31, 1997
                                      -------------------- --------------------
                                      Carrying  Estimated  Carrying  Estimated
                                       Amount   Fair Value  Amount   Fair Value
                                      -----------------------------------------
                                                    (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 6)            $14,164.5 $14,164.5  $14,284.9 $14,284.9
      Mortgage loans                    2,788.7   2,911.2    1,922.1   1,990.9
      Policy loans                      3,901.2   3,901.2    3,769.2   3,769.2
      Cash and cash equivalents           150.1     150.1      110.4     110.4
      Derivative financial
       instruments:
        Interest rate floors, caps,
         options and swaptions             67.9      67.9       22.9      22.9
        Interest rate swap contracts                             0.5       0.5
        Foreign currency derivatives      108.2     108.2        4.1       4.1
    Liabilities:
      Guaranteed interest contracts     5,665.3   5,751.0    3,982.0   4,035.7
      Deposit liabilities                 599.9     626.7      733.5     737.4
      Annuity liabilities               1,448.0   1,430.1    1,883.5   1,872.6
      Short-term debt                     295.5     295.5      104.0     104.0
      Surplus notes                       149.6     176.0      149.6     164.7
      Derivative financial
       instruments:
        Options written                                          1.6       1.6
        Interest rate swap contracts       23.3      23.3
        Asset swap contracts                3.6       3.6       12.6      12.6
        Credit default and total
         return swaps                       9.1       9.1        4.0       4.0

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (Continued)

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1998 and 1997:

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values.

   CASH AND CASH EQUIVALENTS

   The carrying amounts of these items are a reasonable estimate of their fair values.

   DERIVATIVE FINANCIAL INSTRUMENTS

   Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used to leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

   Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized in the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated at that time. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (Continued)


   A reconciliation of the notional or contract amounts and discussion of the various derivative instruments is as follows:

                                    Balance               Terminations Balance
                                   Beginning                  and        End
                                    of Year  Acquisitions  Maturities  of Year
                                   --------------------------------------------
                                                  (In Millions)
    December 31, 1998:
    -----------------
      Interest rate floors, caps,
       options and swaptions       $2,730.0    $  160.6     $  237.6   $2,653.0
      Interest rate swap
       contracts                    2,026.1       960.8        378.3    2,608.6
      Asset swap contracts             67.4        30.3         34.5       63.2
      Credit default and total
       return swaps                   288.5       771.5        410.4      649.6
      Financial futures contracts     214.1     4,108.4      3,713.6      608.9
      Foreign currency
       derivatives                    207.0       959.4         35.2    1,131.2

    December 31, 1997:
    -----------------
      Interest rate floors, caps,
       options and swaptions        4,538.2     1,644.2      3,452.4    2,730.0
      Interest rate swap
       contracts                      988.3     1,356.0        318.2    2,026.1
      Asset swap contracts             30.0        47.4         10.0       67.4
      Credit default and total
       return swaps                   356.5        98.9        166.9      288.5
      Financial futures contracts     609.2     3,930.6      4,325.7      214.1
      Foreign currency
       derivatives                     41.4       217.0         51.4      207.0

   Interest Rate Floors, Caps, Options and Swaptions
   -------------------------------------------------

   The Company uses interest rate floors, caps, options and swaptions to hedge against fluctuations in interest rates and to take positions in its total return portfolios. Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Floors, caps and options are reported as assets and options written are reported as liabilities in the accompanying consolidated statements of financial condition. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income in the accompanying consolidated statements of operations over the term of the agreement. Interest rate floors and caps, options and swaptions mature during the years 1999 through 2017.

   Interest Rate Swap Contracts
   ----------------------------

   The Company uses interest rate swaps to manage interest rate risk and to take positions in its total return portfolios. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. The interest rate swap contracts mature during the years 1999 through 2021.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (Continued)


   Asset Swap Contracts
   --------------------

   The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for fixed income streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. The asset swap contracts mature during the years 2000 through 2005.

   Credit Default and Total Return Swaps
   -------------------------------------

   The Company uses credit default and total return swaps to take advantage of market opportunities. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. Credit default and total return swaps mature during the years 1999 through 2028.

   Financial Futures Contracts
   ---------------------------

   The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

   Foreign Currency Derivatives
   ----------------------------

   The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. Foreign currency derivatives expire during the years 1999 through 2013.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (Continued)

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market values.

   SURPLUS NOTES

   The estimated fair value of surplus notes is based on market quotes.

   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

   Pacific Life has issued certain contracts to 401(k) plans totaling $1.6 billion as of December 31, 1998, pursuant to the terms of which the 401(k) plan retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

8. UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

   The detail of universal life, annuity and other investment contract deposit liabilities is as follows:

                                               December 31,
                                              1998      1997
                                            -------------------
                                               (In Millions)
          Universal life                    $10,218.0 $10,012.0
          Annuity                             1,429.0   1,817.4
          Other investment contract depos-
           its                                6,326.0   4,815.1
                                            -------------------
                                            $17,973.0 $16,644.5
                                            -------------------

   The detail of universal life, annuity and other investment contract deposits policy fees and interest credited net of reinsurance ceded is as follows:

                                            Years Ended December 31,
                                             1998     1997     1996
                                           --------------------------
                                                 (In Millions)
          Policy fees:
            Universal life                 $  439.9 $  377.5 $  318.4
            Annuity                            82.1     50.3     26.6
            Other investment contract de-
             posits                             3.3      3.4      3.6
                                           --------------------------
          Total policy fees                $  525.3 $  431.2 $  348.6
                                           --------------------------
          Interest credited:
            Universal life                 $  440.8 $  368.2 $  284.3
            Annuity                            79.8    116.8    138.7
            Other investment contract de-
             posits                           360.2    312.8    242.0
                                           --------------------------
          Total interest credited          $  880.8 $  797.8 $  665.0
                                           --------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  SHORT-TERM AND LONG-TERM DEBT


    Pacific Life borrows for short-term needs by issuing commercial paper. Principal of $234.9 million and interest payable of $0.6 million was outstanding as of December 31, 1998, bearing an average interest rate of 5.22%, and was repaid in January 1999. There was no commercial paper debt outstanding as of December 31, 1997. Pacific Life has a revolving credit facility available of $350 million as of December 31, 1998 and 1997. There was no debt outstanding under the revolving credit facility as of December 31, 1998 and 1997.

    PAM had bank borrowings outstanding of $60 million and $104 million as of December 31, 1998 and 1997, respectively. The interest rate averaged 5.8%, 5.8% and 5.6% for the years ended December 31, 1998, 1997 and 1996, respectively. Outstanding debt is due and payable in 1999 and subject to renewal. The borrowing limit for PAM as of December 31, 1998 and 1997 was $200 million.

    Pacific Life has $150 million of long-term debt which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for each of the years ended December 31, 1998, 1997 and 1996 and is included in net investment income on the accompanying consolidated statements of operations.

10. INCOME TAXES

    The Company accounts for income taxes using the liability method. The deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new tax law is enacted. Recording the effects of a change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

    The provision for income taxes is as follows:

                                      Years Ended December 31,
                                      1998      1997      1996
                                    ----------------------------
                                          (In Millions)
        Current                     $  134.1  $  127.9  $  163.5
        Deferred                       (20.6)    (14.4)    (49.8)
                                    ----------------------------
                                    $  113.5  $  113.5  $  113.7
                                    ----------------------------


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. INCOME TAXES (Continued)

    The sources of the Company's provision for deferred taxes are as follows:

                                                Years Ended December 31,
                                                1998      1997      1996
                                              ----------------------------
                                                    (In Millions)
        Non deductible reserves               $   28.2  $  (27.6) $   (6.4)
        Duration hedging                          20.8      (2.6)    (14.9)
        Partnership income                        20.8
        Deferred policy acquisition costs        (12.6)    (18.0)      2.1
        Investment valuation                     (24.5)      3.9      (7.3)
        Policyholder reserves                    (29.5)     20.1     (28.5)
        Other                                     (2.6)      9.8       5.2
                                              ----------------------------
        Deferred taxes from operations             0.6     (14.4)    (49.8)
        Release of subsidiary deferred taxes     (21.2)
                                              ----------------------------
        Deferred tax provision                $  (20.6) $  (14.4) $  (49.8)
                                              ----------------------------

    The Company's acquisition of a controlling interest in a subsidiary allowed such subsidiary to be included in PMHC's consolidated income tax return. That inclusion resulted in the release of certain deferred taxes.

    A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                   Years Ended December 31,
                                                   1998      1997      1996
                                                 ----------------------------
                                                       (In Millions)
        Income taxes at the statutory rate       $  124.2  $  101.3  $   98.1
          Equity tax                                 (5.0)      5.0      16.3
          Amortization of intangibles on equity
           method investments                         4.3       7.6       6.5
          Non-taxable investment income              (3.6)     (2.6)     (2.1)
          Other                                      (6.4)      2.2      (5.1)
                                                 ----------------------------
        Provision for income taxes               $  113.5  $  113.5  $  113.7
                                                 ----------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. INCOME TAXES (Continued)

    The net deferred tax liability is comprised of the following tax effected temporary differences:

                                                           December 31,
                                                          1998     1997
                                                        ----------------
                                                         (In Millions)
        Policyholder reserves                           $ 254.3  $ 224.8
        Investment valuation                               44.7     20.2
        Deferred compensation                              33.7     25.9
        Dividends                                           7.6      7.7
        Non deductible reserves                             5.9     34.1
        Depreciation                                       (2.4)    (2.5)
        Duration hedging                                   (8.5)    12.3
        Deferred policy acquisition costs                 (13.3)   (25.9)
        Partnership income                                (20.8)
        Other                                              (1.4)     3.8
                                                        ----------------
        Deferred taxes from operations                    299.8    300.4
        Deferred taxes assumed in acquisition of
         subsidiary                                         4.8
        Issuance of partnership units by affiliate        (74.9)   (47.9)
        Unrealized gain on securities available for
         sale                                            (272.3)  (307.8)
                                                        ----------------
        Net deferred tax liability                      $ (42.6) $ (55.3)
                                                        ----------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. COMPREHENSIVE INCOME


    The Company displays comprehensive income and its components in the accompanying consolidated statements of stockholder's equity and the note herein. The Company's only component of other comprehensive income, unrealized gain (loss) on securities available for sale, is shown net of reclassification adjustments, as defined by SFAS No. 130, and net of income tax in the accompanying consolidated statements of stockholder's equity. The disclosure of the gross components of other comprehensive income is as follows:

                                                   Years Ended December 31,
                                                   1998      1997      1996
                                                 ---------------------------
                                                       (In Millions)
        Calculation of Holding Gain (Loss):
        -----------------------------------
          Gross holding gain (loss) on
           securities
           available for sale                    $ (13.4) $  338.2  $  (75.7)
          Tax (expense) benefit                      4.5    (117.1)     26.5
                                                 ---------------------------
          Holding gain (loss) on securities
           available for sale, net of tax        $  (8.9) $  221.1  $  (49.2)
                                                 ---------------------------

        Calculation of Reclassification
         Adjustment:
        -------------------------------
          Realized gain on sale of securities
           available for sale                    $  89.3  $   38.9  $   82.6
          Tax expense                              (31.3)    (13.8)    (29.0)
                                                 ---------------------------
          Reclassification adjustment, net of
           tax                                   $  58.0  $   25.1  $   53.6
                                                 ---------------------------

        Amounts Reported in Other Comprehensive
         Income:
        ---------------------------------------
          Holding gain (loss) on securities
           available for sale, net of tax        $  (8.9) $  221.1  $  (49.2)
          Less reclassification adjustment, net
           of tax                                   58.0      25.1      53.6
                                                 ---------------------------
          Net unrealized gain (loss) recognized
           in other comprehensive income         $ (66.9) $  196.0  $ (102.8)
                                                 ---------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. REINSURANCE

    The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance on future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial condition. All assets associated with reinsured business remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                                              December 31,
                                                              1998    1997
                                                             --------------
                                                             (In Millions)
      Reinsured universal life deposits                      $(46.0) $(39.6)
      Future policy benefits                                  108.9    92.2
      Unpaid claims                                            12.5    14.0
      Paid claims                                              24.3    10.2

    As of December 31, 1998, 79% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

    Revenues and benefits are shown net of the following reinsurance transactions:

                                                        Years Ended December 31,
                                                           1998   1997   1996
                                                        ------------------------
                                                             (In Millions)
      Ceded reinsurance netted against insurance premi-
       ums                                                $ 82.7 $ 70.7 $ 44.3
      Assumed reinsurance included in insurance premiums    17.2   18.1   17.8
      Ceded reinsurance netted against policy fees          65.0   77.5   71.0
      Ceded reinsurance netted against net investment
       income                                              203.3  204.9  192.5
      Ceded reinsurance netted against interest credited   162.8  165.8  155.2
      Ceded reinsurance netted against policy benefits     121.3   93.4   56.7
      Assumed reinsurance included in policy benefits       17.7   12.7    9.9

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. SEGMENT INFORMATION

    The Company's six operating segments are Individual Insurance, Institutional Products Group, Annuities, Group Employee Benefits, Broker-Dealers and Investment Management. These segments have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

    The Individual Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, marketing organizations, national accounts and a national producer group. The Institutional Products Group segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team. The Annuities segment offers variable and fixed annuities to individuals, small businesses and qualified plans through financial institutions, National Association of Securities Dealers ("NASD") firms, and regional and national wirehouses.

    The Group Employee Benefits segment offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators. The Broker-Dealers segment includes five NASD registered firms that provide securities and affiliated insurance brokerage services and investment advisory services through more than 3,100 registered representatives. The Investment Management segment is primarily comprised of the Company's investment in PIMCO Advisors (Note 1). PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

    Corporate and Other primarily includes investment income, expenses and assets not attributable to the major segments and the operations of the Company's reinsurance subsidiary located in the United Kingdom. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets.

    The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and capital gains are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The income tax provision is allocated based on each segment's actual tax liability.

    Intersegment revenues include commissions paid by the Individual Insurance segment and the Annuities segment for variable product sales to the Broker-Dealers segment. Investment Management segment assets have been reduced by an intersegment note payable of $110 million as of December 31, 1998. The related intersegment note receivable is included in Corporate and Other segment assets.

    The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

    Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant non cash item is interest credited to universal life, annuity and other investment contract deposits and is disclosed herein.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. SEGMENT INFORMATION (Continued)


    Financial information for each of the business segments is as follows:

                                          Institutional             Group
                               Individual   Products               Employee Broker- Investment Corporate
                               Insurance      Group     Annuities  Benefits Dealers Management and Other    Total
                           ------------------------------------------------------------------------------------------
External customers and                                           (In Millions)
 other revenue
 December 31, 1998             $   414.6    $    43.3   $  124.0    $521.2  $236.1    $ 17.1   $   17.4   $ 1,373.7
 December 31, 1997                 379.2         61.6       83.3     480.6   154.0      21.8        3.2     1,183.7
 December 31, 1996                 335.4         36.8       41.4     431.7    82.2      22.2        5.7       955.4
Intersegment revenues
 December 31, 1998                                                           185.3               (185.3)          -
 December 31, 1997                                                           143.3               (143.3)          -
 December 31, 1996                                                            98.0                (98.0)          -
Net investment income
 December 31, 1998                 565.7        565.5       88.6      23.1     0.9       8.0       42.0     1,293.8
 December 31, 1997                 485.2        509.6      149.4      24.9     0.8       6.2       49.2     1,225.3
 December 31, 1996                 404.1        465.5      149.6      21.9     0.8       4.8       40.6     1,087.3
Net realized capital
 gains (losses)
 December 31, 1998                   3.4        (13.6)       4.6       1.7               4.0       38.6        38.7
 December 31, 1997                   9.8         12.8        0.6       2.0              20.8       39.3        85.3
 December 31, 1996                   5.7          5.0       (4.5)      2.3               1.1       34.4        44.0
Net income of equity
 method investees
 December 31, 1998                                                                     103.0                  103.0
 December 31, 1997                                                                      80.1                   80.1
 December 31, 1996                                                                      61.3                   61.3
Total revenues
 December 31, 1998                 983.7        595.2      217.2     546.0   422.3     132.1      (87.3)    2,809.2
 December 31, 1997                 874.2        584.0      233.3     507.5   298.1     128.9      (51.6)    2,574.4
 December 31, 1996                 745.2        507.3      186.5     455.9   181.0      89.4      (17.3)    2,148.0

Segment profit (loss)
 before income tax
 provision
 December 31, 1998                 151.1         74.6       34.1      10.3     9.9      60.1       14.9       355.0
 December 31, 1997                 132.4         98.3       23.5      28.8     6.4      24.6      (24.5)      289.5
 December 31, 1996                 109.3         80.7      (16.5)     26.3     4.3      34.1       42.1       280.3
Income tax provision
 (benefit)
 December 31, 1998                  52.6         21.2       11.3       2.9     4.5       2.1       18.9       113.5
 December 31, 1997                  55.8         33.9        9.4       9.1     2.7      10.1       (7.5)      113.5
 December 31, 1996                  44.8         27.5       (0.4)      6.2     1.8      21.5       12.3       113.7
Segment net income
 (loss)
 December 31, 1998                  98.5         53.4       22.8       7.4     5.4      58.0       (4.0)      241.5
 December 31, 1997                  76.6         64.4       14.1      19.7     3.7      14.5      (17.0)      176.0
 December 31, 1996                  64.5         53.2      (16.1)     20.1     2.5      12.6       29.8       166.6

Interest credited on
 universal life, annuity
 and other investment
 contract deposits
 December 31, 1998                 449.6        354.1       71.0                                    6.1       880.8
 December 31, 1997                 378.8        299.8      106.2                                   13.0       797.8
 December 31, 1996                 290.3        232.9      132.8                                    9.0       665.0

Segment assets
 As of December 31, 1998        14,578.2     15,221.0    8,384.2     361.1    55.8     267.3    1,016.3    39,883.9
 As of December 31, 1997        13,426.7     12,241.7    6,310.8     368.6    52.4     305.4    1,303.2    34,008.8

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS


    PENSION PLANS

    Pacific Life has defined benefit pension plans which cover all eligible employees who have one year of continuous employment and have attained age
    21. The full-benefit vesting period for all participants is five years.

    Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

    Components of net periodic pension cost are as follows:

                                                 Years Ended December 31,
                                                 1998      1997      1996
                                               ----------------------------
                                                      (In Millions)
        Service cost - benefits earned during
         the year                              $    4.0  $    3.6  $    3.7
        Interest cost on projected benefit
         obligation                                10.9      10.4       9.8
        Expected return on plan assets            (15.0)    (12.8)    (11.2)
        Amortization of net obligations and
         prior service cost                        (1.4)     (1.4)     (1.4)
                                               ----------------------------
        Net periodic pension cost (benefit)    $   (1.5) $   (0.2) $    0.9
                                               ----------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)

    The following tables set forth the pension plans' reconciliation of benefit obligation, plan assets and funded status for the years ended:

                                                       December 31,
                                                       1998    1997
                                                      --------------
                                                      (In Millions)
        Change in Benefit Obligation:
        -----------------------------
        Benefit obligation, beginning of year         $157.9  $140.9
          Service cost                                   4.0     3.6
          Interest cost                                 10.9    10.4
          Plan expense                                  (0.3)   (0.2)
          Actuarial loss                                11.9    10.1
          Benefits paid                                 (6.6)   (6.9)
                                                      --------------
        Benefit obligation, end of year               $177.8  $157.9
                                                      --------------

        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year  $180.3  $154.2
          Actual return on plan assets                  21.9    33.2
          Plan expense                                  (0.3)   (0.2)
          Benefits paid                                 (6.6)   (6.9)
                                                      --------------
        Fair value of plan assets, end of year        $195.3  $180.3
                                                      --------------


        Funded Status Reconciliation:
        -----------------------------
        Funded status                                 $ 17.5  $ 22.4
        Unrecognized transition asset                   (3.6)   (4.8)
        Unrecognized prior service cost                 (1.0)   (1.2)
        Unrecognized actuarial gain                     (9.7)  (14.7)
                                                      --------------
        Prepaid pension cost                          $  3.2  $  1.7
                                                      --------------

    In determining the actuarial present value of the projected benefit obligation as of December 31, 1998 and 1997, the weighted average discount rate used was 6.5% and 7.0%, respectively, and the rate of increase in future compensation levels was 5.0% and 5.5%, respectively. The expected long-term rate of return on plan assets was 8.5% in 1998 and 1997.

    In connection with the merger of PCL into Pacific Life as discussed in Note 4, Pacific Life assumed sponsorship of PCL's defined benefit pension plan. This pension plan provides for retirement income benefits at age 65 with reduced benefits for early retirement. Effective December 31, 1997, PCL's defined benefit plan merged into Pacific Life's plan. All benefits associated with PCL's plan remain unchanged subsequent to the merger.

    POSTRETIREMENT BENEFITS

    Pacific Life sponsors a defined benefit health care plan and a defined benefit life insurance plan (the "Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)

    coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

    The net periodic postretirement benefit cost for the years ended December 31, 1998, 1997 and 1996 is $0.7 million, $0.8 million and $1.4 million, respectively. As of December 31, 1998 and 1997, the accumulated benefit obligation is $19.3 million and $20.0 million, respectively. The fair value of the plan assets as of December 31, 1998 and 1997 is zero. The amount of accrued benefit cost included in other liabilities on the accompanying consolidated statements of financial condition is $25.3 million and $26.0 million as of December 31, 1998 and 1997, respectively.

    The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 8% and 9% for 1998 and 1997, respectively, and is assumed to decrease gradually to 3.5% in 2003 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 7% and 8% for 1998 and 1997, respectively, and is assumed to decrease gradually to 3% in 2003 and remain at that level thereafter.

    The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1998 would be increased by 8.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 7.5%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 1998 would be decreased by 6.8%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.5%.

    The discount rate used in determining the accumulated postretirement benefit obligation is 6.5% and 7.0% for 1998 and 1997, respectively.

    OTHER PLANS

    Pacific Life provides a voluntary Retirement Incentive Savings Plan ("RISP") pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Effective October 1, 1997, Pacific Life's RISP changed the matching percentage of each employee's contributions from 50% to 75%, up to a maximum of 6% of eligible employee compensation and restricted the matched investment to an Employee Stock Ownership Plan ("ESOP") sponsored by Pacific LifeCorp. The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions.

    Pacific Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

    The Company also has performance based incentive compensation plans for its employees.

15. TRANSACTIONS WITH AFFILIATES

    Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $42.1 million, $27.5 million and $14.3 million for the years ended December 31, 1998, 1997 and 1996, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund for an administration fee which is based on an

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. TRANSACTIONS WITH AFFILIATES (Continued)

    allocation of actual costs. Such administration fees amounted to $232,000, $165,000 and $108,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

    PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $16.9 million, $11.4 million and $6.2 million for the years ended December 31, 1998, 1997 and 1996, respectively. Included in equity securities on the accompanying consolidated statements of financial condition are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $40.3 million and $46.5 million as of December 31, 1998 and 1997, respectively.

    Pacific Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.2 million, $1.2 million and $1.4 million for the years ended December 31, 1998, 1997 and 1996, respectively.

16. TERMINATION AND NON-COMPETITION AGREEMENTS

    Effective November 15, 1994, in connection with the PIMCO Advisors transaction (Note 1), termination and non-competition agreements were entered into with certain former key employees of PAM's subsidiaries. These agreements provide terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments. When the amount of future obligations to be made to a key employee is determinable, a liability for such amount is established.

    For the years ended December 31, 1998, 1997 and 1996, approximately $49.4 million, $85.8 million and $35.3 million, respectively, is included in operating expenses on the accompanying consolidated statements of operations related to the termination and non-competition agreements. This includes payments of $43.1 million in 1997 to former key employees who elected to sell to PAM's subsidiaries their rights to the future proceeds from the PIMCO Advisors units.

17. COMMITMENTS

    The Company has outstanding commitments to make investments primarily in fixed maturities, mortgage loans, limited partnerships and other investments as follows (In Millions):

          Years Ending December 31:
          -------------------------
           1999                      $172.7
           2000-2003                  202.1
           2004 and thereafter         55.9
                                     ------
          Total                      $430.7
                                     ------

    The Company leases office facilities under various non-cancelable operating leases. Aggregate minimum future commitments as of December 31, 1998 through the term of the leases are approximately $37.5 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. LITIGATION

    The Company was named in civil litigation proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale of products, sometimes referred to as market conduct litigation. The class of plaintiffs included, with some exceptions, all persons who owned, as of December 31, 1997 (or as of the date of policy termination, if earlier), individual whole life, universal life or variable life insurance policies sold by the Company on or after January 1, 1982. The Company has settled this litigation pursuant to a finalsettlement agreement approved by the Court in November 1998. The settlement agreement is currently being implemented. The cost of the settlement has been included in the accompanying consolidated statements of operations during the three years ended December 31, 1998.

    Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.
    ----------------------------------------------------------------------------

ILLUSTRATIONS
                                        --------------------------------------------------------------------------------------------

If you ask us, we'll provide you        Illustrations 1 through 14, which appear on the following pages, illustrate how
with different kinds of                 the death benefit, accumulated value and net cash surrender value of a
illustrations:                          hypothetical policy may vary over an extended period of time, based on certain hypothetical rates of return.
 . Illustrations similar to the ones
  in this prospectus, but based on      These illustrations are based on a hypothetical policy with the following
  information you give us about the     characteristics:
  age of the person to be insured by
  the policy, their risk class, the     . the annual premium is $10,000
  face amount, the death benefit and    . on the policy date, the person insured by the policy is a 45-year old male
  premium payments.                       select non-smoker

 . Illustrations that show the           The death benefit option, death benefit qualification test and the cost of
  allocation of premium payments to     insurance rates vary by illustration, as follows:
  specified variable accounts. These
  will reflect the expenses of the      --------------------------------------------------------------------------------------------
  portfolio of the Pacific Select                        Face amount  Death benefit  Qualification test       Cost of insurance rate
  Fund or the M Fund in which the       --------------------------------------------------------------------------------------------
  variable account invests.             Illustration 1   $412,380     Option A       Guideline premium        Current
                                        Illustration 2   $412,380     Option A       Guideline premium        Guaranteed
 . Illustrations that use a              Illustration 3   $178,625     Option B       Guideline premium        Current
  hypothetical gross rate of return     Illustration 4   $178,625     Option B       Guideline premium        Guaranteed
  that's greater than 12%. These are    Illustration 5   $412,380     Option C       Guideline premium        Current
  available only to certain large       Illustration 6   $412,380     Option C       Guideline premium        Guaranteed
  institutional investors.              Illustration 7   $412,380     Option A       Cash value accumulation  Current
                                        Illustration 8   $412,380     Option A       Cash value accumulation  Guaranteed
                                        Illustration 9   $178,625     Option B       Cash value accumulation  Current
                                        Illustration 10  $178,625     Option B       Cash value accumulation  Guaranteed
                                        Illustration 11  $412,380     Option C       Cash value accumulation  Current
                                        Illustration 12  $412,380     Option C       Cash value accumulation  Guaranteed
                                        Illustration 13  $412,380     Option A       Guideline premium        Current
                                        Illustration 14  $412,380     Option A       Guideline premium        Guaranteed

                                        Assumptions
                                        Here are the assumptions we're using:

                                        . The hypothetical rates of return are equal to constant gross annual rates of
                                          0%, 6% and 12%.

                                        . All premium payments are made at the beginning of the policy year.

                                        . An amount equal to the annual premium, after taxes, is invested to earn interest at 5% compounded annually for the second column of each table, Total premiums paid plus interest at 5%, which shows the amount that would accumulate.

                                        . No policy loans have been taken out.

                                        . The amounts shown for the death benefits, accumulated values and net cash surrender values reflect charges deducted from the variable accounts. This means that the net investment return on the variable accounts is lower than the gross investment return on the assets.

                                        . The amounts shown for the death benefits, accumulated values and net cash surrender values also reflect premium loads, cost of insurance, administrative charges, mortality and expense risk charges, and surrender charges.
The investment advisory fees and
expenses for the Pacific Select         . Illustrations 1 through 12 assume total annual advisory fees and expenses of
Fund and the M Fund are shown in          .77% of total average daily net assets of the Pacific Select Fund and the M
An overview of M's Versatile Product.     Fund. This reflects average advisory fees of .69% and average expenses of .11%
                                          based upon fees and expenses of portfolios available as investment options under the policy.


                                                                                                                                 107

ILLUSTRATIONS

                                              . Illustrations 13 and 14 assume total annual advisory fees and expenses of .72%
                                                of total average daily net assets of the Pacific Select Fund and the M Fund.
                                                This reflects weighted average advisory fees of .65% and weighted average expenses of .08% based upon fees and expenses of portfolios available as investment options under the policy.

                                              . There are no charges against the variable accounts for income taxes but we reserve the right to impose charges in the future.

                                              Things to keep in mind
                                              Here are a few things to keep in mind when reviewing the illustrations:

                                              . The values shown would be different if, although the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, they also rose above or fell below those averages for individual policy years.

                                              . After we've deducted the charges and fund expenses described in the assumptions above, the illustrated gross annual investment rates of return of
                                                0%, 6% and 12% correspond to approximate net annual rates of return of -.80%,
                                                5.15%, and 11.10% for illustrations 1 to 12 and -.72%, 5.24%, and 11.19% for illustrations 13 and 14.

                                              . The amounts shown would be different if unisex insurance rates were used or if the people insured by the policy were females and insurance rates for females were used.

                                              . For the illustrations that assume current cost of insurance rates, the amounts shown would be different if either person insured by the policy was a smoker and rates for smokers were used.

                                              . The fund expenses used in the illustrations do not include foreign taxes.
                                                Here's what foreign taxes were for the year ended December 31, 1998:

                                              --------------------------------------------------------
                                                                                 Percentage of average
                                              Portfolio                          daily net assets
                                              --------------------------------------------------------
                                              Pacific Select Fund:
                                               Aggressive Equity                  0.01%
                                               Growth LT                          0.01%
                                               Equity Income                      0.01%
                                               Equity Index                       0.01%
                                               International                      0.23%
                                               Emerging Markets                   0.26%
                                              M Fund:
                                               Brandes International Equity       0.18%
                                              --------------------------------------------------------

                                              ----------------------------------------------------------------------------

                                              Illustration 1
                                              Death benefit Option A and guideline premium test at current cost of insurance rates
                                              Based on average annual advisory fees and expenses of the portfolios

                                              DEATH BENEFIT OPTION:A
                                              GUIDELINE PREMIUM TEST
                                              FACE AMOUNT:$412,380
                                              MALE SELECT NONSMOKER ISSUE AGE 45
                                              ANNUAL PREMIUM:$10,000

                                              ----------------------------------------------------------------------------
                                                          Total
Flexible premium                                          premiums         End of year DEATH BENEFIT assuming
variable universal life                       End of      paid plus        hypothetical gross annual investment
Illustration of death benefits, accumulated   policy      interest at      return of
values and net cash surrender values.         year            5%               0%               6%                 12%
                                              ----------------------------------------------------------------------------
All premium payments are illustrated as if     1           $10,500         $412,380          $412,380             $412,380
made at the beginning of the policy year.      2           $21,525         $412,380          $412,380             $412,380
                                               3           $33,101         $412,380          $412,380             $412,380
This illustration assumes no policy loans      4           $45,256         $412,380          $412,380             $412,380
or partial withdrawals have been made.         5           $58,019         $412,380          $412,380             $412,380
                                               6           $71,420         $412,380          $412,380             $412,380
The death benefits, accumulated values and     7           $85,491         $412,380          $412,380             $412,380
cash surrender values will differ if           8          $100,266         $412,380          $412,380             $412,380
premiums are paid in different amounts or      9          $115,779         $412,380          $412,380             $412,380
frequencies.                                  10          $132,068         $412,380          $412,380             $412,380
                                              15          $226,575         $412,380          $412,380             $412,380
The hypothetical investment rates shown       20          $347,193         $412,380          $412,380             $646,020
above and elsewhere in this prospectus        25          $501,135         $412,380          $441,435           $1,101,820
are illustrative only and should not be       30          $697,608         $412,380          $574,545           $1,770,533
interpreted as a representation of past       35          $948,363         $412,380          $774,477           $2,984,494
or future investment results. Actual rates    ----------------------------------------------------------------------------
of return may be more or less than                     End of year                        End of year
those shown and will depend on a number of             ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
factors, including the investment             End of   assuming hypothetical gross        assuming hypothetical gross
allocations made to variable accounts by      policy   annual investment return of        annual investment return of
the owner and the experience of the           year         0%         6%          12%         0%         6%          12%
accounts. No representation can be made by    ----------------------------------------------------------------------------
us, the separate account or the underlying     1         $7,033     $7,514       $7,996     $6,258     $6,739       $7,222
funds that these hypothetical rates of         2        $13,904    $15,304      $16,763    $13,215    $14,615      $16,074
return can be achieved for any one year or     3        $20,620    $23,387      $26,393    $20,017    $22,785      $25,791
sustained over any period of time.             4        $27,214    $31,828      $37,037    $26,698    $31,311      $36,520
                                               5        $33,713    $40,660      $48,821    $33,283    $40,230      $48,391
This is an illustration only. An               6        $40,124    $49,914      $61,884    $39,779    $49,570      $61,539
illustration is not intended to predict        7        $46,451    $59,616      $76,373    $46,193    $59,358      $76,114
actual performance. Interest rates,            8        $52,693    $69,787      $92,446    $52,520    $69,615      $92,274
dividends, and values set forth in the         9        $58,844    $80,448     $110,282    $58,758    $80,362     $110,196
illustration are not guaranteed.              10        $64,895    $91,616     $130,071    $64,895    $91,616     $130,071
                                              15       $101,640   $165,606     $278,513   $101,640   $165,606     $278,513
                                              20       $133,890   $259,147     $529,525   $133,890   $259,147     $529,525
                                              25       $161,302   $380,547     $949,845   $161,302   $380,547     $949,845
                                              30       $182,333   $536,958   $1,654,704   $182,333   $536,958   $1,654,704
                                              35       $195,477   $737,597   $2,842,375   $195,477   $737,597   $2,842,375
                                              ----------------------------------------------------------------------------
                                                                                                                       109


ILLUSTRATIONS

                                              -----------------------------------------------------------------------------

                                              Illustration 2
                                              Death benefit Option A and guideline premium test at guaranteed cost of insurance rates
                                              Based on average annual advisory fees and expenses of the portfolios

                                              DEATH BENEFIT OPTION:A
                                              GUIDELINE PREMIUM TEST
                                              FACE AMOUNT:$412,380
                                              MALE SELECT NONSMOKER ISSUE AGE 45
                                              ANNUAL PREMIUM:$10,000

                                              -----------------------------------------------------------------------------
Flexible premium                                        Total
variable universal life                                 premiums
Illustration of death benefits,               End of    paid plus         End of year DEATH BENEFIT assuming
accumulated values and net cash surrender     policy    interest at       hypothetical gross annual investment return of
values.                                       year         5%                0%                  6%                  12%
                                              -----------------------------------------------------------------------------
All premium payments are illustrated as if     1          $10,500         $412,380            $412,380             $412,380
made at the beginning of the policy year.      2          $21,525         $412,380            $412,380             $412,380
                                               3          $33,101         $412,380            $412,380             $412,380
This illustration assumes no policy loans      4          $45,256         $412,380            $412,380             $412,380
or partial withdrawals have been made.         5          $58,019         $412,380            $412,380             $412,380
                                               6          $71,420         $412,380            $412,380             $412,380
*Additional payment will be required to        7          $85,491         $412,380            $412,380             $412,380
prevent policy termination.                    8         $100,266         $412,380            $412,380             $412,380
                                               9         $115,779         $412,380            $412,380             $412,380
The death benefits, accumulated values and    10         $132,068         $412,380            $412,380             $412,380
cash surrender values will differ if          15         $226,575         $412,380            $412,380             $412,380
premiums are paid in different amounts or     20         $347,193         $412,380            $412,380             $479,795
frequencies.                                  25         $501,135         $412,380            $412,380             $821,351
                                              30         $697,608         $412,380            $412,380           $1,313,438
The hypothetical investment rates shown       35         $948,363               $0*           $470,022           $2,200,712
above and elsewhere in this prospectus are    -----------------------------------------------------------------------------
illustrative only and should not be                    End of year                        End of year
interpreted as a representation of past or             ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
future investment results. Actual rates of    End of   assuming hypothetical gross        assuming hypothetical gross
return may be more or less than those shown   policy   annual investment return of        annual investment return of
and will depend on a number of factors,       year       0%          6%         12%         0%          6%          12%
including the investment allocations made     -----------------------------------------------------------------------------
to variable accounts by the owner and the      1        $5,460      $5,892       $6,325    $4,686      $5,117        $5,551
experience of the accounts. No                 2       $10,730     $11,936      $13,198   $10,042     $11,247       $12,509
representation can be made by us, the          3       $15,803     $18,132      $20,670   $15,200     $17,530       $20,067
separate account or the underlying funds       4       $20,675     $24,491      $28,827   $20,159     $23,974       $28,311
that these hypothetical rates of return        5       $25,346     $31,027      $37,751   $24,915     $30,597       $37,320
can be achieved for any one year or            6       $29,815     $37,747      $47,527   $29,471     $37,403       $47,183
sustained over any period of time.             7       $34,054     $44,634      $58,234   $33,796     $44,376       $57,976
                                               8       $38,043     $51,680      $69,969   $37,870     $51,507       $69,797
This is an illustration only. An               9       $41,752     $58,870      $82,840   $41,666     $58,784       $82,753
illustration is not intended to predict       10       $45,151     $66,189      $96,969   $45,151     $66,189       $96,969
actual performance. Interest rates,           15       $65,860    $115,205     $205,211   $65,860    $115,205      $205,211
dividends, and values set forth in the        20       $75,255    $171,520     $393,274   $75,255    $171,520      $393,274
illustration are not guaranteed.              25       $65,448    $237,316     $708,062   $65,448    $237,316      $708,062
                                              30       $19,540    $321,502   $1,227,512   $19,540    $321,502    $1,227,512
                                              35            $0*   $447,640   $2,095,916        $0*   $447,640    $2,095,916
                                              -----------------------------------------------------------------------------

                                              ----------------------------------------------------------------------------

                                              Illustration 3
                                              Death benefit Option B and guideline premium test at current cost of insurance rates
                                              Based on average annual advisory fees and expenses of the portfolios

                                              DEATH BENEFIT OPTION:B
                                              GUIDELINE PREMIUM TEST
                                              FACE AMOUNT:$178,625
                                              MALE SELECT NONSMOKER ISSUE AGE 45
                                              ANNUAL PREMIUM:$10,000

                                              ----------------------------------------------------------------------------
Flexible premium                                         Total
variable universal life                                  premiums           End of year DEATH BENEFIT assuming
Illustration of death benefits,               End of     paid plus          hypothetical gross annual investment
accumulated values and net cash               policy     interest at        return of
surrender values.                             year          5%                 0%                 6%               12%
                                              ----------------------------------------------------------------------------
All premium payments are illustrated           1           $10,500          $186,468           $186,975           $187,483
as if made at the beginning of the             2           $21,525          $194,178           $195,680           $197,243
policy year.                                   3           $33,101          $201,758           $204,761           $208,016
                                               4           $45,256          $209,242           $214,277           $219,950
This illustration assumes no policy loans      5           $58,019          $216,640           $224,256           $233,179
or partial withdrawals have been made.         6           $71,420          $223,955           $234,722           $247,848
                                               7           $85,491          $231,190           $245,703           $264,119
The death benefits, accumulated values and     8          $100,266          $238,342           $257,223           $282,164
cash surrender values will differ if           9          $115,779          $245,409           $269,305           $302,179
premiums are paid in different amounts        10          $132,068          $252,387           $281,972           $324,372
or frequencies.                               15          $226,575          $290,885           $360,958           $484,187
                                              20          $347,193          $325,636           $459,767           $751,217
The hypothetical investment rates shown       25          $501,135          $355,969           $583,085         $1,198,326
above and elsewhere in this prospectus        30          $697,608          $380,253           $735,742         $1,947,203
are illustrative only and should not be       35          $948,363          $396,784           $923,810         $3,203,397
interpreted as a representation of past       ----------------------------------------------------------------------------
or future investment results. Actual rates             End of year                        End of year
of return may be more or less than those               ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
shown and will depend on a number of          End of   assuming hypothetical gross        assuming hypothetical gross
factors, including the investment             policy   annual investment return of        annual investment return of
allocations made to variable accounts by      year        0%         6%         12%          0%         6%         12%
the owner and the experience of the           ----------------------------------------------------------------------------
accounts. No representation can be made by     1         $7,843     $8,350       $8,858     $7,367     $7,874       $8,381
us, the separate account or the underlying     2        $15,553    $17,055      $18,618    $15,130    $16,631      $18,194
funds that these hypothetical rates of         3        $23,133    $26,136      $29,391    $22,763    $25,766      $29,020
return can be achieved for any one year or     4        $30,617    $35,652      $41,325    $30,299    $35,335      $41,007
sustained over any period of time.             5        $38,015    $45,631      $54,554    $37,750    $45,366      $54,289
                                               6        $45,330    $56,097      $69,223    $45,119    $55,885      $69,011
This is an illustration only. An               7        $52,565    $67,078      $85,494    $52,406    $66,919      $85,335
illustration is not intended to predict        8        $59,717    $78,598     $103,539    $59,611    $78,492     $103,433
actual performance. Interest rates,            9        $66,784    $90,680     $123,554    $66,732    $90,627     $123,501
dividends, and values set forth in the        10        $73,762   $103,347     $145,747    $73,762   $103,347     $145,747
illustration are not guaranteed.              15       $112,260   $182,333     $305,562   $112,260   $182,333     $305,562
                                              20       $147,011   $281,142     $572,592   $147,011   $281,142     $572,592
                                              25       $177,344   $404,460   $1,019,701   $177,344   $404,460   $1,019,701
                                              30       $201,628   $557,117   $1,768,578   $201,628   $557,117   $1,768,578
                                              35       $218,159   $745,185   $3,024,772   $218,159   $745,185   $3,024,772
                                              ----------------------------------------------------------------------------

                                                                                                                       111


ILLUSTRATIONS

                                              ----------------------------------------------------------------------------

                                              Illustration 4
                                              Death benefit Option B and guideline premium test at guaranteed cost of insurance rates
                                              Based on average annual advisory fees and expenses of the portfolios

                                              DEATH BENEFIT OPTION:B
                                              GUIDELINE PREMIUM TEST
                                              FACE AMOUNT:$178,625
                                              MALE SELECT NONSMOKER ISSUE AGE 45
                                              ANNUAL PREMIUM:$10,000

                                              ----------------------------------------------------------------------------
Flexible premium                                          Total
variable universal life                                   premiums            End of year DEATH BENEFIT assuming
Illustration of death benefits,               End of      paid plus           hypothetical gross annual investment
accumulated values and net cash surrender     policy      interest at         return of
values.                                       year            5%                 0%                 6%             12%
                                              ----------------------------------------------------------------------------
All premium payments are illustrated as if     1            $10,500           $185,775           $186,259         $186,745
made at the beginning of the policy year.      2            $21,525           $192,770           $194,183         $195,657
                                               3            $33,101           $199,607           $202,405         $205,444
This illustration assumes no policy loans      4            $45,256           $206,300           $210,966         $216,234
or partial withdrawals have been made.         5            $58,019           $212,853           $219,877         $228,127
                                               6            $71,420           $219,260           $229,151         $241,238
The death benefits, accumulated values and     7            $85,491           $225,509           $238,789         $255,687
cash surrender values will differ if           8           $100,266           $231,586           $248,797         $271,608
premiums are paid in different amounts or      9           $115,779           $237,478           $259,177         $289,145
frequencies.                                  10           $132,068           $243,168           $269,930         $308,458
                                              15           $226,575           $273,684           $335,869         $446,211
The hypothetical investment rates shown       20           $347,193           $296,868           $413,483         $670,913
above and elsewhere in this prospectus are    25           $501,135           $309,083           $501,537       $1,037,318
illustrative only and should not be           30           $697,608           $304,811           $596,228       $1,635,605
interpreted as a representation of past       35           $948,363           $273,764           $686,820       $2,611,702
or future investment results. Actual          ----------------------------------------------------------------------------
rates of return may be more or less than               End of year                        End of year
those shown and will depend on a number of             ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
factors, including the investment             End of   assuming hypothetical gross        assuming hypothetical gross
allocations made to variable accounts by      policy   annual investment return of        annual investment return of
the owner and the experience of the           year        0%         6%         12%          0%         6%         12%
accounts. No representation can be made by    ----------------------------------------------------------------------------
us, the separate account or the underlying     1         $7,150     $7,634       $8,120     $6,673     $7,158       $7,644
funds that these hypothetical rates of         2        $14,145    $15,558      $17,032    $13,721    $15,135      $16,608
return can be achieved for any one year or     3        $20,982    $23,780      $26,819    $20,611    $23,409      $26,449
sustained over any period of time.             4        $27,675    $32,341      $37,609    $27,357    $32,023      $37,291
                                               5        $34,228    $41,252      $49,502    $33,963    $40,987      $49,237
This is an illustration only. An               6        $40,635    $50,526      $62,613    $40,424    $50,314      $62,402
illustration is not intended to predict        7        $46,884    $60,164      $77,062    $46,725    $60,005      $76,903
actual performance. Interest rates,            8        $52,961    $70,172      $92,983    $52,855    $70,066      $92,877
dividends, and values set forth in the         9        $58,853    $80,552     $110,520    $58,800    $80,499     $110,467
illustration are not guaranteed.              10        $64,543    $91,305     $129,833    $64,543    $91,305     $129,833
                                              15        $95,059   $157,244     $267,586    $95,059   $157,244     $267,586
                                              20       $118,243   $234,858     $492,288   $118,243   $234,858     $492,288
                                              25       $130,458   $322,912     $858,693   $130,458   $322,912     $858,693
                                              30       $126,186   $417,603   $1,456,980   $126,186   $417,603   $1,456,980
                                              35        $95,139   $508,195   $2,433,077    $95,139   $508,195   $2,433,077
                                              ----------------------------------------------------------------------------

                                              ----------------------------------------------------------------------------

                                              Illustration 5
                                              Death benefit Option C and guideline premium test at current cost of insurance rates
                                              Based on average annual advisory fees and expenses of the portfolios

                                              DEATH BENEFIT OPTION:C
                                              GUIDELINE PREMIUM TEST
                                              FACE AMOUNT:$412,380
                                              MALE SELECT NONSMOKER ISSUE AGE 45
                                              ANNUAL PREMIUM:$10,000

                                              ----------------------------------------------------------------------------
Flexible premium                                         Total
variable universal life                                  premiums
Illustration of death benefits,               End of     paid plus          End of year DEATH BENEFIT assuming
accumulated values and net cash surrender     policy     interest at        hypothetical gross annual investment return of
values.                                       year          5%                 0%               6%                  12%
                                              ----------------------------------------------------------------------------
All premium payments are illustrated as if     1          $10,500           $422,380         $422,380             $422,380
made at the beginning of the policy year.      2          $21,525           $432,380         $432,380             $432,380
                                               3          $33,101           $442,380         $442,380             $442,380
This illustration assumes no policy loans      4          $45,256           $452,380         $452,380             $452,380
or partial withdrawals have been made.         5          $58,019           $462,380         $462,380             $462,380
                                               6          $71,420           $472,380         $472,380             $472,380
The death benefits, accumulated values and     7          $85,491           $482,380         $482,380             $482,380
cash surrender values will differ if           8         $100,266           $492,380         $492,380             $492,380
premiums are paid in different amounts or      9         $115,779           $502,380         $502,380             $502,380
frequencies.                                  10         $132,068           $512,380         $512,380             $512,380
                                              15         $226,575           $562,380         $562,380             $562,380
The hypothetical investment rates shown       20         $347,193           $612,380         $612,380             $632,117
above and elsewhere in this prospectus are    25         $501,135           $662,380         $662,380           $1,079,669
illustrative only and should not be           30         $697,608           $712,380         $712,380           $1,736,285
interpreted as a representation of past       35         $948,363           $762,380         $762,380           $2,928,036
or future investment results. Actual rate's   ----------------------------------------------------------------------------
of return may be more or less than those               End of year                        End of year
shown and will depend on a number of                   ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
factors, including the investment             End of   assuming hypothetical gross        assuming hypothetical gross
allocations made to variable accounts by      policy   annual investment return of        annual investment return of
the owner and the experience of the           year        0%         6%           12%         0%        6%           12%
accounts. No representation can be made by    ----------------------------------------------------------------------------
us, the separate account or the underlying     1         $7,027     $7,508       $7,990     $6,252     $6,733       $7,215
funds that these hypothetical rates of         2        $13,881    $15,279      $16,738    $13,192    $14,591      $16,049
return can be achieved for any one year or     3        $20,566    $23,330      $26,332    $19,964    $22,728      $25,730
sustained over any period of time.             4        $27,114    $31,719      $36,919    $26,597    $31,202      $36,402
                                               5        $33,548    $40,478      $48,620    $33,117    $40,048      $48,190
This is an illustration only. An               6        $39,874    $49,634      $61,569    $39,530    $49,290      $61,225
illustration is not intended to predict        7        $46,097    $59,211      $75,909    $45,839    $58,953      $75,651
actual performance. Interest rates,            8        $52,209    $69,225      $91,791    $52,037    $69,053      $91,619
dividends, and values set forth in the         9        $58,204    $79,691     $109,383    $58,118    $79,605     $109,297
illustration are not guaranteed.              10        $64,065    $90,618     $128,864    $64,065    $90,618     $128,864
                                              15        $98,843   $162,053     $273,890    $98,843   $162,053     $273,890
                                              20       $126,188   $248,804     $518,128   $126,188   $248,804     $518,128
                                              25       $143,271   $355,075     $930,749   $143,271   $355,075     $930,749
                                              30       $143,234   $486,467   $1,622,696   $143,234   $486,467   $1,622,696
                                              35       $115,759   $655,631   $2,788,606   $115,759   $655,631   $2,788,606
                                              ----------------------------------------------------------------------------

                                                                                                                       113


ILLUSTRATIONS

                                              ---------------------------------------------------------------------------------

                                              Illustration 6
                                              Death benefit Option C and guideline premium test at guaranteed cost of insurance rates
                                              Based on average annual advisory fees and expenses of the portfolios

                                              DEATH BENEFIT OPTION:C
                                              GUIDELINE PREMIUM TEST
                                              FACE AMOUNT:$412,380
                                              MALE SELECT NONSMOKER ISSUE AGE 45
                                              ANNUAL PREMIUM:$10,000

                                              ---------------------------------------------------------------------------------
Flexible premium                                         Total
variable universal life                                  premiums
Illustration of death benefits, accumulated   End of     paid plus            End of year DEATH BENEFIT assuming
values and net cash surrender values.         policy     interest at          hypothetical gross annual investment return of
                                              year           5%                  0%                  6%                  12%
All premium payments are illustrated as if    ---------------------------------------------------------------------------------
made at the beginning of the policy year.      1          $10,500             $422,380            $422,380             $422,380
                                               2          $21,525             $432,380            $432,380             $432,380
This illustration assumes no policy loans      3          $33,101             $442,380            $442,380             $442,380
or partial withdrawals have been made.         4          $45,256             $452,380            $452,380             $452,380
                                               5          $58,019             $462,380            $462,380             $462,380
*Additional payment will be required to        6          $71,420             $472,380            $472,380             $472,380
prevent policy termination.                    7          $85,491             $482,380            $482,380             $482,380
                                               8         $100,266             $492,380            $492,380             $492,380
The death benefits, accumulated values and     9         $115,779             $502,380            $502,380             $502,380
cash surrender values will differ if          10         $132,068             $512,380            $512,380             $512,380
premiums are paid in different amounts or     15         $226,575             $562,380            $562,380             $562,380
frequencies.                                  20         $347,193             $612,380            $612,380             $612,380
                                              25         $501,135                   $0*           $662,380             $673,138
The hypothetical investment rates shown       30         $697,608                   $0*           $712,380           $1,088,382
above and elsewhere in this prospectus        35         $948,363                   $0*                 $0*          $1,834,791
are illustrative only and should not be       ---------------------------------------------------------------------------------
interpreted as a representation of past                End of year                         End of year
or future investment results. Actual rates             ACCUMULATED VALUE                   NET CASH SURRENDER VALUE
of return may be more or less than those      End of   assuming hypothetical gross         assuming hypothetical gross
shown and will depend on a number of          policy   annual investment return of         annual investment return of
factors, including the investment             year        0%          6%           12%         0%          6%            12%
allocations made to variable accounts by      ---------------------------------------------------------------------------------
the owner and the experience of the            1        $5,415      $5,845        $6,277     $4,640       $5,070         $5,503
accounts. No representation can be made        2       $10,587     $11,786       $13,040     $9,899      $11,097        $12,351
by us, the separate account or the             3       $15,502     $17,810       $20,325    $14,899      $17,208        $19,723
underlying funds that these hypothetical       4       $20,148     $23,914       $28,199    $19,631      $23,398        $27,682
rates of return can be achieved for any        5       $24,509     $30,097       $36,718    $24,079      $29,667        $36,288
one year or sustained over any period          6       $28,578     $36,348       $45,945    $28,234      $36,004        $45,601
of time.                                       7       $32,308     $42,625       $55,921    $32,050      $42,367        $55,663
                                               8       $35,660     $48,894       $66,702    $35,488      $48,722        $66,530
This is an illustration only. An               9       $38,584     $55,107       $78,345    $38,498      $55,021        $78,259
illustration is not intended to predict       10       $41,022     $61,207       $90,910    $41,022      $61,207        $90,910
actual performance. Interest rates,           15       $53,263     $98,823      $183,381    $53,263      $98,823       $183,381
dividends, and values set forth in the        20       $43,702    $127,458      $329,833    $43,702     $127,458       $329,833
illustration are not guaranteed.              25            $0*   $127,757      $580,291         $0*    $127,757       $580,291
                                              30            $0*    $53,390    $1,017,179         $0*     $53,390     $1,017,179
                                              35            $0*         $0*   $1,747,420         $0*          $0*    $1,747,420
                                              ---------------------------------------------------------------------------------

                                                   -------------------------------------------------------------------------------

                                                   Illustration 7
                                                   Death benefit Option A and cash value accumulation test at current cost of insurance rates
                                                   Based on average annual advisory fees and expenses of the portfolios

                                                   DEATH BENEFIT OPTION:A
                                                   CASH VALUE ACCUMULATION TEST
                                                   FACE AMOUNT:$412,380
                                                   MALE SELECT NONSMOKER ISSUE AGE 45
                                                   ANNUAL PREMIUM:$10,000

                                                   ------------------------------------------------------------------------------
Flexible premium                                              Total
variable universal life                                       premiums              End of year DEATH BENEFIT assuming
Illustration of death benefits, accumulated        End of     paid plus             hypothetical gross annual investment
values and net cash surrender values.              policy     interest at           return of
                                                   year          5%                    0%                  6%              12%
All premium payments are illustrated as if         ------------------------------------------------------------------------------
made at the beginning of the policy year.           1           $10,500             $412,380            $412,380         $412,380
                                                    2           $21,525             $412,380            $412,380         $412,380
This illustration assumes no policy loans or        3           $33,101             $412,380            $412,380         $412,380
partial withdrawals have been made.                 4           $45,256             $412,380            $412,380         $412,380
                                                    5           $58,019             $412,380            $412,380         $412,380
The death benefits, accumulated values              6           $71,420             $412,380            $412,380         $412,380
and cash surrender values will differ if            7           $85,491             $412,380            $412,380         $412,380
premiums are paid in different amounts or           8          $100,266             $412,380            $412,380         $412,380
frequencies.                                        9          $115,779             $412,380            $412,380         $412,380
                                                   10          $132,068             $412,380            $412,380         $412,380
The hypothetical investment rates shown            15          $226,575             $412,380            $412,380         $534,501
above and elsewhere in this prospectus             20          $347,193             $412,380            $439,720         $885,366
are illustrative only and should not be            25          $501,135             $412,380            $570,759       $1,398,000
interpreted as a representation of past or         30          $697,608             $412,380            $715,490       $2,162,496
future investment results. Actual rates of         35          $948,363             $412,380            $885,527       $3,340,823
return may be more or less than those shown        ------------------------------------------------------------------------------
and will depend on a number of factors,                      End of year                         End of year
including the investment allocations made to                 ACCUMULATED VALUE                   NET CASH SURRENDER VALUE
variable accounts by the owner and the             End of    assuming hypothetical gross         assuming hypothetical gross
experience of the accounts. No                     policy    annual investment return of         annual investment return of
representation can be made by us, the              year         0%         6%         12%           0%         6%         12%
separate account or the underlying funds           ------------------------------------------------------------------------------
that these hypothetical rates of return             1          $7,033     $7,514       $7,996      $6,258     $6,739       $7,222
can be achieved for any one year or                 2         $13,904    $15,304      $16,763     $13,215    $14,615      $16,074
sustained over any period of time.                  3         $20,620    $23,387      $26,393     $20,017    $22,785      $25,791
                                                    4         $27,214    $31,828      $37,037     $26,698    $31,311      $36,520
This is an illustration only. An illustration       5         $33,713    $40,660      $48,821     $33,283    $40,230      $48,391
is not intended to predict actual performance.      6         $40,124    $49,914      $61,884     $39,779    $49,570      $61,539
Interest rates, dividends, and values set           7         $46,451    $59,616      $76,373     $46,193    $59,358      $76,114
forth in the illustration are not guaranteed.       8         $52,693    $69,787      $92,446     $52,520    $69,615      $92,274
                                                    9         $58,844    $80,448     $110,282     $58,758    $80,362     $110,196
                                                   10         $64,895    $91,616     $130,071     $64,895    $91,616     $130,071
                                                   15        $101,640   $165,606     $277,952    $101,640   $165,606     $277,952
                                                   20        $133,890   $259,035     $521,560    $133,890   $259,035     $521,560
                                                   25        $161,302   $375,733     $920,309    $161,302   $375,733     $920,309
                                                   30        $182,333   $519,182   $1,569,176    $182,333   $519,182   $1,569,176
                                                   35        $195,477   $695,280   $2,623,079    $195,477   $695,280   $2,623,079
                                                   ------------------------------------------------------------------------------

                                                                                                                              115


ILLUSTRATIONS
                                                   ------------------------------------------------------------------------------

                                                   Illustration 8
                                                   Death benefit Option A and cash value accumulation test at guaranteed cost of insurance rates
                                                   Based on average annual advisory fees and expenses of the portfolios

                                                   DEATH BENEFIT OPTION:A
                                                   CASH VALUE ACCUMULATION TEST
                                                   FACE AMOUNT:$412,380
                                                   MALE SELECT NONSMOKER ISSUE AGE 45
                                                   ANNUAL PREMIUM:$10,000

                                                   -----------------------------------------------------------------------------
Flexible premium                                                Total
variable universal life                                         premiums
Illustration of death benefits, accumulated        End of       paid plus         End of year DEATH BENEFIT assuming
values and net cash surrender values.              policy       interest at       hypothetical gross annual investment return of
                                                   year            5%                0%                  6%               12%
All premium payments are illustrated as if         -----------------------------------------------------------------------------
made at the beginning of the policy year.           1            $10,500          $412,380            $412,380          $412,380
                                                    2            $21,525          $412,380            $412,380          $412,380
This illustration assumes no policy loans or        3            $33,101          $412,380            $412,380          $412,380
partial withdrawals have been made.                 4            $45,256          $412,380            $412,380          $412,380
                                                    5            $58,019          $412,380            $412,380          $412,380
*Additional payment will be required to             6            $71,420          $412,380            $412,380          $412,380
prevent policy termination.                         7            $85,491          $412,380            $412,380          $412,380
                                                    8           $100,266          $412,380            $412,380          $412,380
The death benefits, accumulated values              9           $115,779          $412,380            $412,380          $412,380
and cash surrender values will differ if           10           $132,068          $412,380            $412,380          $412,380
premiums are paid in different amounts or          15           $226,575          $412,380            $412,380          $412,380
frequencies.                                       20           $347,193          $412,380            $412,380          $646,975
                                                   25           $501,135          $412,380            $412,380          $983,928
The hypothetical investment rates shown            30           $697,608          $412,380            $440,709        $1,438,872
above and elsewhere in this prospectus             35           $948,363                $0*           $524,133        $2,059,700
are illustrative only and should not be            -----------------------------------------------------------------------------
interpreted as a representation of past                      End of year                         End of year
or future investment results. Actual                         ACCUMULATED VALUE                   NET CASH SURRENDER VALUE
rates of return may be more or less than           End of    assuming hypothetical gross         assuming hypothetical gross
those shown and will depend on a number            policy    annual investment return of         annual investment return of
of factors, including the investment               year        0%          6%         12%          0%          6%         12%
allocations made to variable accounts by           -----------------------------------------------------------------------------
the owner and the experience of the accounts.       1         $5,460      $5,892       $6,325     $4,686      $5,117      $5,551
No representation can be made by us, the            2        $10,730     $11,936      $13,198    $10,042     $11,247     $12,509
separate account or the underlying funds            3        $15,803     $18,132      $20,670    $15,200     $17,530     $20,067
that these hypothetical rates of return             4        $20,675     $24,491      $28,827    $20,159     $23,974     $28,311
can be achieved for any one year or                 5        $25,346     $31,027      $37,751    $24,915     $30,597     $37,320
sustained over any period of time.                  6        $29,815     $37,747      $47,527    $29,471     $37,403     $47,183
                                                    7        $34,054     $44,634      $58,234    $33,796     $44,376     $57,976
This is an illustration only. An                    8        $38,043     $51,680      $69,969    $37,870     $51,507     $69,797
illustration is not intended to predict             9        $41,752     $58,870      $82,840    $41,666     $58,784     $82,753
actual performance. Interest rates,                10        $45,151     $66,189      $96,969    $45,151     $66,189     $96,969
dividends, and values set forth in the             15        $65,860    $115,205     $205,211    $65,860    $115,205    $205,211
illustration are not guaranteed.                   20        $75,255    $171,520     $381,126    $75,255    $171,520    $381,126
                                                   25        $65,448    $237,316     $647,724    $65,448    $237,316    $647,724
                                                   30        $19,540    $319,792   $1,044,091    $19,540    $319,792  $1,044,091
                                                   35             $0*   $411,528   $1,617,193         $0*   $411,528  $1,617,193
                                                   -----------------------------------------------------------------------------

116

                                              --------------------------------------------------------------------------------

                                              Illustration 9
                                              Death benefit Option B and cash value accumulation test at current cost of insurance rates
                                              Based on average annual advisory fees and expenses of the portfolios

                                              DEATH BENEFIT OPTION:B
                                              CASH VALUE ACCUMULATION TEST
                                              FACE AMOUNT:$178,625
                                              MALE SELECT NONSMOKER ISSUE AGE 45
                                              ANNUAL PREMIUM:$10,000

                                              --------------------------------------------------------------------------------
Flexible premium                                        Total
variable universal life                                 premiums
Illustration of death benefits, accumulated   End of    paid plus             End of year DEATH BENEFIT assuming
values and net cash surrender values.         policy    interest at           hypothetical gross annual investment return of
                                              year          5%                   0%                 6%                 12%
All premium payments are illustrated as if    --------------------------------------------------------------------------------
made at the beginning of the policy year.      1          $10,500             $186,468           $186,975             $187,483
                                               2          $21,525             $194,178           $195,680             $197,243
This illustration assumes no policy loans      3          $33,101             $201,758           $204,761             $208,016
or partial withdrawals have been made.         4          $45,256             $209,242           $214,277             $219,950
                                               5          $58,019             $216,640           $224,256             $233,179
The death benefits, accumulated values and     6          $71,420             $223,955           $234,722             $247,848
cash surrender values will differ if           7          $85,491             $231,190           $245,703             $264,119
premiums are paid in different amounts or      8         $100,266             $238,342           $257,223             $282,164
frequencies.                                   9         $115,779             $245,409           $269,305             $302,179
                                              10         $132,068             $252,387           $281,972             $324,372
The hypothetical investment rates shown       15         $226,575             $290,885           $360,958             $585,789
above and elsewhere in this prospectus        20         $347,193             $325,636           $476,971             $960,221
are illustrative only and should not be       25         $501,135             $355,969           $612,422           $1,508,255
interpreted as a representation of past       30         $697,608             $380,253           $762,505           $2,326,344
or future investment results. Actual rates    35         $948,363             $396,784           $939,386           $3,588,015
of return may be more or less than those      --------------------------------------------------------------------------------
shown and will depend on a number of                     End of year                          End of year
factors, including the investment                        ACCUMULATED VALUE                    NET CASH SURRENDER VALUE
allocations made to variable accounts by      End of     assuming hypothetical gross          assuming hypothetical gross
the owner and the experience of the           policy     annual investment return of          annual investment return of
accounts. No representation can be made by    year          0%         6%         12%            0%         6%         12%
us, the separate account or the underlying    --------------------------------------------------------------------------------
funds that these hypothetical rates of         1           $7,843     $8,350       $8,858       $7,367     $7,874       $8,381
return can be achieved for any one year or     2          $15,553    $17,055      $18,618      $15,130    $16,631      $18,194
sustained over any period of time.             3          $23,133    $26,136      $29,391      $22,763    $25,766      $29,020
                                               4          $30,617    $35,652      $41,325      $30,299    $35,335      $41,007
This is an illustration only. An               5          $38,015    $45,631      $54,554      $37,750    $45,366      $54,289
illustration is not intended to predict        6          $45,330    $56,097      $69,223      $45,119    $55,885      $69,011
actual performance. Interest rates,            7          $52,565    $67,078      $85,494      $52,406    $66,919      $85,335
dividends, and values set forth in the         8          $59,717    $78,598     $103,539      $59,611    $78,492     $103,433
illustration are not guaranteed.               9          $66,784    $90,680     $123,554      $66,732    $90,627     $123,501
                                              10          $73,762   $103,347     $145,747      $73,762   $103,347     $145,747
                                              15         $112,260   $182,333     $304,623     $112,260   $182,333     $304,623
                                              20         $147,011   $280,978     $565,656     $147,011   $280,978     $565,656
                                              25         $177,344   $403,160     $992,891     $177,344   $403,160     $992,891
                                              30         $201,628   $553,297   $1,688,069     $201,628   $553,297   $1,688,069
                                              35         $218,159   $737,568   $2,817,164     $218,159   $737,568   $2,817,164
                                              --------------------------------------------------------------------------------
                                                                                                                           117


ILLUSTRATIONS

                                              --------------------------------------------------------------------------------

                                              Illustration 10
                                              Death benefit Option B and cash value accumulation test at guaranteed cost of insurance rates
                                              Based on average annual advisory fees and expenses of the portfolios

                                              DEATH BENEFIT OPTION:B
                                              CASH VALUE ACCUMULATION TEST
                                              FACE AMOUNT:$178,625
                                              MALE SELECT NONSMOKER ISSUE AGE 45
                                              ANNUAL PREMIUM:$10,000

                                              --------------------------------------------------------------------------------
Flexible premium                                        Total
variable universal life                                 premiums
Illustration of death benefits, accumulated   End of    paid plus             End of year DEATH BENEFIT assuming
values and net cash surrender values.         policy    interest at           hypothetical gross annual investment return of
                                              year          5%                   0%                 6%                  12%
All premium payments are illustrated as if    --------------------------------------------------------------------------------
made at the beginning of the policy year.      1          $10,500             $185,775           $186,259             $186,745
                                               2          $21,525             $192,770           $194,183             $195,657
This illustration assumes no policy loans      3          $33,101             $199,607           $202,405             $205,444
or partial withdrawals have been made.         4          $45,256             $206,300           $210,966             $216,234
                                               5          $58,019             $212,853           $219,877             $228,127
The death benefits, accumulated values and     6          $71,420             $219,260           $229,151             $241,238
cash surrender values will differ if           7          $85,491             $225,509           $238,789             $255,687
premiums are paid in different amounts or      8         $100,266             $231,586           $248,797             $271,608
frequencies.                                   9         $115,779             $237,478           $259,177             $289,145
                                              10         $132,068             $243,168           $269,930             $308,458
The hypothetical investment rates shown       15         $226,575             $273,684           $335,869             $510,953
above and elsewhere in this prospectus        20         $347,193             $296,868           $413,483             $807,858
are illustrative only and should not be       25         $501,135             $309,083           $501,537           $1,206,196
interpreted as a representation of past       30         $697,608             $304,811           $596,228           $1,745,626
or future investment results. Actual rates    35         $948,363             $273,764           $686,820           $2,483,044
of return may be more or less than those      --------------------------------------------------------------------------------
shown and will depend on a number of                     End of year                          End of year
factors, including the investment                        ACCUMULATED VALUE                    NET CASH SURRENDER VALUE
allocations made to variable accounts by      End of     assuming hypothetical gross          assuming hypothetical gross
the owner and the experience of the           policy     annual investment return of          annual investment return of
accounts. No representation can be made by    year          0%         6%         12%             0%         6%          12%
us, the separate account or the underlying    --------------------------------------------------------------------------------
funds that these hypothetical rates of         1           $7,150     $7,634       $8,120       $6,673     $7,158       $7,644
return can be achieved for any one year or     2          $14,145    $15,558      $17,032      $13,721    $15,135      $16,608
sustained over any period of time.             3          $20,982    $23,780      $26,819      $20,611    $23,409      $26,449
                                               4          $27,675    $32,341      $37,609      $27,357    $32,023      $37,291
This is an illustration only. An               5          $34,228    $41,252      $49,502      $33,963    $40,987      $49,237
illustration is not intended to predict        6          $40,635    $50,526      $62,613      $40,424    $50,314      $62,402
actual performance. Interest rates,            7          $46,884    $60,164      $77,062      $46,725    $60,005      $76,903
dividends, and values set forth in the         8          $52,961    $70,172      $92,983      $52,855    $70,066      $92,877
illustration are not guaranteed.               9          $58,853    $80,552     $110,520      $58,800    $80,499     $110,467
                                              10          $64,543    $91,305     $129,833      $64,543    $91,305     $129,833
                                              15          $95,059   $157,244     $265,706      $95,059   $157,244     $265,706
                                              20         $118,243   $234,858     $475,900     $118,243   $234,858     $475,900
                                              25         $130,458   $322,912     $794,044     $130,458   $322,912     $794,044
                                              30         $126,186   $417,603   $1,266,681     $126,186   $417,603   $1,266,681
                                              35          $95,139   $508,195   $1,949,585      $95,139   $508,195   $1,949,585
                                              --------------------------------------------------------------------------------

                                              --------------------------------------------------------------------------------

                                              Illustration 11
                                              Death benefit Option C and cash value accumulation test at current cost of insurance rates
                                              Based on average annual advisory fees and expenses of the portfolios

                                              DEATH BENEFIT OPTION:C
                                              CASH VALUE ACCUMULATION TEST
                                              FACE AMOUNT:$412,380
                                              MALE SELECT NONSMOKER ISSUE AGE 45
                                              ANNUAL PREMIUM:$10,000

                                              --------------------------------------------------------------------------------
Flexible premium variable universal life                Total
Illustration of death benefits, accumulated             premiums
values and net cash surrender values.         End of    paid plus             End of year DEATH BENEFIT assuming
                                              policy    interest at           hypothetical gross annual investment return of
All premium payments are illustrated as if    year          5%                   0%                 6%                  12%
made at the beginning of the policy year.     --------------------------------------------------------------------------------
                                               1          $10,500             $422,380           $422,380             $422,380
This illustration assumes no policy loans      2          $21,525             $432,380           $432,380             $432,380
or partial withdrawals have been made.         3          $33,101             $442,380           $442,380             $442,380
                                               4          $45,256             $452,380           $452,380             $452,380
The death benefits, accumulated values and     5          $58,019             $462,380           $462,380             $462,380
cash surrender values will differ if           6          $71,420             $472,380           $472,380             $472,380
premiums are paid in different amounts or      7          $85,491             $482,380           $482,380             $482,380
frequencies.                                   8         $100,266             $492,380           $492,380             $492,380
                                               9         $115,779             $502,380           $502,380             $502,380
The hypothetical investment rates shown       10         $132,068             $512,380           $512,380             $512,380
above and elsewhere in this prospectus        15         $226,575             $562,380           $562,380             $562,380
are illustrative only and should not be       20         $347,193             $612,380           $612,380             $873,745
interpreted as a representation of past       25         $501,135             $662,380           $662,380           $1,380,882
or future investment results. Actual rates    30         $697,608             $712,380           $712,380           $2,137,058
of return may be more or less than those      35         $948,363             $762,380           $832,177           $3,302,445
shown and will depend on a number of          --------------------------------------------------------------------------------
factors, including the investment                        End of year                          End of year
allocations made to variable accounts by                 ACCUMULATED VALUE                    NET CASH SURRENDER VALUE
the owner and the experience of the           End of     assuming hypothetical gross          assuming hypothetical gross
accounts. No representation can be made by    policy     annual investment return of          annual investment return of
us, the separate account or the underlying    year          0%         6%         12%            0%         6%         12%
funds that these hypothetical rates of        --------------------------------------------------------------------------------
return can be achieved for any one year or     1           $7,027     $7,508       $7,990       $6,252     $6,733       $7,215
sustained over any period of time.             2          $13,881    $15,279      $16,738      $13,192    $14,591      $16,049
                                               3          $20,566    $23,330      $26,332      $19,964    $22,728      $25,730
This is an illustration only. An               4          $27,114    $31,719      $36,919      $26,597    $31,202      $36,402
illustration is not intended to predict        5          $33,548    $40,478      $48,620      $33,117    $40,048      $48,190
actual performance. Interest rates,            6          $39,874    $49,634      $61,569      $39,530    $49,290      $61,225
dividends, and values set forth in the         7          $46,097    $59,211      $75,909      $45,839    $58,953      $75,651
illustration are not guaranteed.               8          $52,209    $69,225      $91,791      $52,037    $69,053      $91,619
                                               9          $58,204    $79,691     $109,383      $58,118    $79,605     $109,297
                                              10          $64,065    $90,618     $128,864      $64,065    $90,618     $128,864
                                              15          $98,843   $162,053     $273,890      $98,843   $162,053     $273,890
                                              20         $126,188   $248,804     $514,713     $126,188   $248,804     $514,713
                                              25         $143,271   $355,075     $909,040     $143,271   $355,075     $909,040
                                              30         $143,234   $486,467   $1,550,717     $143,234   $486,467   $1,550,717
                                              35         $115,759   $653,392   $2,592,946     $115,759   $653,392   $2,592,946
                                              --------------------------------------------------------------------------------

                                                                                                                                 119

ILLUSTRATIONS
                                              ------------------------------------------------------------------------------

                                              Illustration 12
                                              Death benefit Option C and cash value accumulation test at guaranteed cost of insurance rates
                                              Based on average annual advisory fees and expenses of the portfolios

                                              DEATH BENEFIT OPTION:C
                                              CASH VALUE ACCUMULATION TEST
                                              FACE AMOUNT:$412,380
                                              MALE SELECT NONSMOKER ISSUE AGE 45
                                              ANNUAL PREMIUM:$10,000

                                              ------------------------------------------------------------------------------
Flexible premium                                        Total
variable universal life                                 premiums
Illustration of death benefits, accumulated   End of    paid plus       End of year DEATH BENEFIT assuming
values and net cash surrender values.         policy    interest at     hypothetical gross annual investment return of
                                              year          5%               0%                  6%                    12%
All premium payments are illustrated as if    ------------------------------------------------------------------------------
made at the beginning of the policy            1          $10,500         $422,380            $422,380              $422,380
year.                                          2          $21,525         $432,380            $432,380              $432,380
                                               3          $33,101         $442,380            $442,380              $442,380
This illustration assumes no policy loans or   4          $45,256         $452,380            $452,380              $452,380
partial withdrawals have been made.            5          $58,019         $462,380            $462,380              $462,380
                                               6          $71,420         $472,380            $472,380              $472,380
*Additional payment will be required to        7          $85,491         $482,380            $482,380              $482,380
prevent policy termination.                    8         $100,266         $492,380            $492,380              $492,380
                                               9         $115,779         $502,380            $502,380              $502,380
The death benefits, accumulated values        10         $132,068         $512,380            $512,380              $512,380
and cash surrender values will differ if      15         $226,575         $562,380            $562,380              $562,380
premiums are paid in different amounts or     20         $347,193         $612,380            $612,380              $612,380
frequencies.                                  25         $501,135               $0*           $662,380              $861,169
                                              30         $697,608               $0*           $712,380            $1,269,451
The hypothetical investment rates shown       35         $948,363               $0*                 $0*           $1,825,886
above and elsewhere in this prospectus        ------------------------------------------------------------------------------
are illustrative only and should not be                End of year                         End of year
interpreted as a representation of past or             ACCUMULATED VALUE                   NET CASH SURRENDER VALUE
future investment results. Actual rates of    End of   assuming hypothetical gross         assuming hypothetical gross
return may be more or less than those         policy   annual investment return of         annual investment return of
shown and will depend on a number of          year       0%          6%          12%         0%          6%          12%
factors, including the investment             ------------------------------------------------------------------------------
allocations made to variable accounts by       1        $5,415      $5,845        $6,277    $4,640      $5,070        $5,503
the owner and the experience of the            2       $10,587     $11,786       $13,040    $9,899     $11,097       $12,351
accounts. No representation can be made        3       $15,502     $17,810       $20,325   $14,899     $17,208       $19,723
by us, the separate account or the             4       $20,148     $23,914       $28,199   $19,631     $23,398       $27,682
underlying funds that these hypothetical       5       $24,509     $30,097       $36,718   $24,079     $29,667       $36,288
rates of return can be achieved for any        6       $28,578     $36,348       $45,945   $28,234     $36,004       $45,601
one year or sustained over any period of       7       $32,308     $42,625       $55,921   $32,050     $42,367       $55,663
time.                                          8       $35,660     $48,894       $66,702   $35,488     $48,722       $66,530
                                               9       $38,584     $55,107       $78,345   $38,498     $55,021       $78,259
This is an illustration only. An              10       $41,022     $61,207       $90,910   $41,022     $61,207       $90,910
illustration is not intended to predict       15       $53,263     $98,823      $183,381   $53,263     $98,823      $183,381
actual performance. Interest rates,           20       $43,702    $127,458      $329,833   $43,702    $127,458      $329,833
dividends, and values set forth in the        25            $0*   $127,757      $566,911        $0*   $127,757      $566,911
illustration are not guaranteed.              30            $0*    $53,390      $921,154        $0*    $53,390      $921,154
                                              35            $0*         $0*   $1,433,612        $0*         $0*   $1,433,612
                                              ------------------------------------------------------------------------------

                                              -----------------------------------------------------------------------------

                                              Illustration 13
                                              Death benefit Option A and guideline premium test at current cost of insurance rates
                                              Based on a weighted average of annual advisory fees and expenses of the portfolios

                                              DEATH BENEFIT OPTION:A
                                              GUIDELINE PREMIUM TEST
                                              FACE AMOUNT:$412,380
                                              MALE SELECT NONSMOKER ISSUE AGE 45
                                              ANNUAL PREMIUM:$10,000

                                              ----------------------------------------------------------------------------
Flexible premium                                        Total
variable universal life                                 premiums
Illustration of death benefits, accumulated   End of    paid plus         End of year DEATH BENEFIT assuming
values and net cash surrender values.         policy    interest at       hypothetical gross annual investment return of
                                              year          5%               0%                 6%                  12%
All premium payments are illustrated as if    ----------------------------------------------------------------------------
made at the beginning of the policy year.      1          $10,500         $412,380           $412,380             $412,380
                                               2          $21,525         $412,380           $412,380             $412,380
This illustration assumes no policy loans      3          $33,101         $412,380           $412,380             $412,380
or partial withdrawals have been made.         4          $45,256         $412,380           $412,380             $412,380
                                               5          $58,019         $412,380           $412,380             $412,380
The death benefits, accumulated values         6          $71,420         $412,380           $412,380             $412,380
and cash surrender values will differ if       7          $85,491         $412,380           $412,380             $412,380
premiums are paid in different amounts or      8         $100,266         $412,380           $412,380             $412,380
frequencies.                                   9         $115,779         $412,380           $412,380             $412,380
                                              10         $132,068         $412,380           $412,380             $412,380
The hypothetical investment rates shown       15         $226,575         $412,380           $412,380             $412,380
above and elsewhere in this prospectus        20         $347,193         $412,380           $412,380             $653,147
are illustrative only and should not be       25         $501,135         $412,380           $447,117           $1,117,565
interpreted as a representation of past or    30         $697,608         $412,380           $583,476           $1,802,027
future investment results. Actual rates of    35         $948,363         $412,380           $788,745           $3,048,576
return may be more or less than those         ----------------------------------------------------------------------------
shown and will depend on a number of                   End of year                        End of year
factors, including the investment                      ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
allocations made to variable accounts by      End of   assuming hypothetical gross        assuming hypothetical gross
the owner and the experience of the           policy   annual investment return of        annual investment return of
accounts. No representation can be made       year        0%         6%         12%          0%         6%         12%
by us, the separate account or the            ----------------------------------------------------------------------------
underlying funds that these hypothetical       1         $7,040     $7,521       $8,004     $6,265     $6,746       $7,229
rates of return can be achieved for any        2        $13,922    $15,324      $16,785    $13,234    $14,635      $16,097
one year or sustained over any period of       3        $20,656    $23,429      $26,440    $20,053    $22,826      $25,838
time.                                          4        $27,273    $31,897      $37,120    $26,756    $31,381      $36,603
                                               5        $33,799    $40,768      $48,954    $33,369    $40,337      $48,524
This is an illustration only. An               6        $40,243    $50,069      $62,083    $39,898    $49,724      $61,738
illustration is not intended to predict        7        $46,608    $59,828      $76,657    $46,350    $59,570      $76,398
actual performance. Interest rates,            8        $52,892    $70,067      $92,838    $52,720    $69,895      $92,666
dividends, and values set forth in the         9        $59,090    $80,809     $110,808    $59,004    $80,723     $110,722
illustration are not guaranteed.              10        $65,194    $92,072     $130,763    $65,194    $92,072     $130,763
                                              15       $102,283   $166,804     $280,753   $102,283   $166,804     $280,753
                                              20       $135,018   $261,723     $535,366   $135,018   $261,723     $535,366
                                              25       $163,055   $385,445     $963,418   $163,055   $385,445     $963,418
                                              30       $184,870   $545,305   $1,684,137   $184,870   $545,305   $1,684,137
                                              35       $199,017   $751,185   $2,903,405   $199,017   $751,185   $2,903,405
                                              ----------------------------------------------------------------------------

                                                                                                                       121

ILLUSTRATIONS
                                           ---------------------------------------------------------------------------------

                                           Illustration 14
                                           Death benefit Option A and guideline premium test at guaranteed cost of insurance rates
                                           Based on a weighted average of annual advisory fees and expenses of the portfolios

                                           DEATH BENEFIT OPTION:A
                                           GUIDELINE PREMIUM TEST
                                           FACE AMOUNT:$412,380
                                           MALE SELECT NONSMOKER ISSUE AGE 45
                                           ANNUAL PREMIUM:$10,000

                                           ---------------------------------------------------------------------------------
Flexible premium                                     Total
variable universal life                              premiums
Illustration of death benefits,            End of    paid plus             End of year DEATH BENEFIT assuming
accumulated values and net cash            policy    interest at           hypothetical gross annual investment return of
surrender values.                          year          5%                   0%                  6%                 12%
                                           ---------------------------------------------------------------------------------
All premium payments are                    1          $10,500             $412,380            $412,380             $412,380
illustrated as if made at the               2          $21,525             $412,380            $412,380             $412,380
beginning of the policy year.               3          $33,101             $412,380            $412,380             $412,380
                                            4          $45,256             $412,380            $412,380             $412,380
This illustration assumes no policy         5          $58,019             $412,380            $412,380             $412,380
loans or partial withdrawals have been      6          $71,420             $412,380            $412,380             $412,380
made.                                       7          $85,491             $412,380            $412,380             $412,380
                                            8         $100,266             $412,380            $412,380             $412,380
*Additional payment will be required        9         $115,779             $412,380            $412,380             $412,380
to prevent policy termination.             10         $132,068             $412,380            $412,380             $412,380
                                           15         $226,575             $412,380            $412,380             $412,380
The death benefits, accumulated values     20         $347,193             $412,380            $412,380             $485,650
and cash surrender values will differ      25         $501,135             $412,380            $412,380             $833,749
if premiums are paid in different          30         $697,608             $412,380            $412,380           $1,337,546
amounts or frequencies.                    35         $948,363                   $0*           $485,382           $2,248,858
                                           ---------------------------------------------------------------------------------
The hypothetical investment rates shown             End of year                           End of year
above and elsewhere in this prospectus              ACCUMULATED VALUE                     NET CASH SURRENDER VALUE
are illustrative only and should not be    End of   assuming hypothetical gross           assuming hypothetical gross
interpreted as a representation of past    policy   annual investment return of           annual investment return of
or future investment results. Actual       year       0%           6%           12%         0%           6%           12%
rates of return may be more or less than   ---------------------------------------------------------------------------------
those shown and will depend on a number     1        $5,466       $5,898        $6,332     $4,692       $5,123        $5,557
of factors, including the investment        2       $10,746      $11,954       $13,217    $10,057      $11,265       $12,528
allocations made to variable accounts by    3       $15,832      $18,167       $20,710    $15,230      $17,564       $20,107
the owner and the experience of the         4       $20,723      $24,549       $28,897    $20,207      $24,032       $28,380
accounts. No representation can be made     5       $25,416      $31,116       $37,860    $24,985      $30,685       $37,430
by us, the separate account or the          6       $29,911      $37,873       $47,690    $29,567      $37,529       $47,346
underlying funds that these hypothetical    7       $34,179      $44,805       $58,465    $33,921      $44,547       $58,207
rates of return can be achieved for         8       $38,200      $51,904       $70,287    $38,028      $51,732       $70,115
any one year or sustained over any period   9       $41,945      $59,158       $83,265    $41,859      $59,072       $83,179
of time.                                   10       $45,383      $66,550       $97,526    $45,383      $66,550       $97,526
                                           15       $66,346     $116,145      $207,020    $66,346     $116,145      $207,020
This is an illustration only. An           20       $76,087     $173,558      $398,073    $76,087     $173,558      $398,073
illustration is not intended to predict    25       $66,712     $241,407      $718,749    $66,712     $241,407      $718,749
actual performance. Interest rates,        30       $21,327     $329,707    $1,250,043    $21,327     $329,707    $1,250,043
dividends, and values set forth in the     35            $0*    $462,268    $2,141,770         $0*    $462,268    $2,141,770
illustration are not guaranteed.           ---------------------------------------------------------------------------------


APPENDIX A - MORTALITY AND EXPENSE RISK FACE AMOUNT CHARGE:
             RATES PER $1,000 OF INITIAL FACE AMOUNT

            Death Benefit Option A or C               Death Benefit Option B
       --------------------------------------- ---------------------------------------
            Nonsmoker            Smoker             Nonsmoker            Smoker
Issue  ------------------- ------------------- ------------------- -------------------
 age   Male  Female Unisex Male  Female Unisex Male  Female Unisex Male  Female Unisex
-----  ----- ------ ------ ----- ------ ------ ----- ------ ------ ----- ------ ------
   5   0.062 0.051  0.060  0.062 0.051  0.060  0.149 0.124  0.124  0.149 0.124  0.144
  10   0.062 0.051  0.060  0.062 0.051  0.060  0.149 0.124  0.124  0.149 0.124  0.144
  15   0.062 0.051  0.060  0.062 0.051  0.060  0.149 0.124  0.124  0.149 0.124  0.144
  20   0.115 0.092  0.110  0.146 0.112  0.140  0.256 0.223  0.250  0.267 0.234  0.262
  25   0.140 0.115  0.136  0.180 0.140  0.173  0.291 0.256  0.284  0.301 0.265  0.295
  30   0.163 0.135  0.158  0.207 0.165  0.199  0.328 0.290  0.290  0.337 0.298  0.330
  35   0.191 0.159  0.187  0.238 0.192  0.231  0.376 0.330  0.330  0.384 0.337  0.375
  40   0.260 0.217  0.254  0.324 0.262  0.314  0.440 0.383  0.383  0.448 0.389  0.436
  45   0.360 0.300  0.350  0.448 0.360  0.433  0.518 0.444  0.444  0.527 0.449  0.511
  50   0.458 0.379  0.444  0.564 0.451  0.544  0.613 0.518  0.518  0.625 0.522  0.603
  55   0.548 0.456  0.532  0.669 0.535  0.647  0.729 0.610  0.610  0.743 0.616  0.722
  60   0.718 0.597  0.696  0.866 0.691  0.834  0.796 0.731  0.731  0.866 0.741  0.834
  65   0.917 0.760  0.888  0.947 0.867  0.959  0.917 0.760  0.760  0.947 0.867  0.959
  70   0.926 0.763  0.892  0.930 0.860  0.933  0.926 0.763  0.763  0.930 0.860  0.933
  75   0.920 0.764  0.889  0.920 0.852  0.925  0.920 0.764  0.764  0.920 0.852  0.925
  80   0.910 0.786  0.883  0.910 0.845  0.942  0.910 0.786  0.786  0.910 0.845  0.942
  85   1.060 1.026  1.051  1.067 1.051  1.076  1.060 1.026  1.026  1.067 1.051  1.076
----- --------------------------------------- ---------------------------------------

If the person insured by the policy is assigned a risk classification other than standard, a factor is applied to the M&E risk face amount charge according to the nonstandard table rating assigned to that person insured. If the person insured is assigned a nonstandard rating reflected in the table below, the rate above that applies to the person insured is multiplied by the nonstandard table factor below that applies.

                           NONSTANDARD TABLE FACTORS

                                     Nonstandard Table Number
 Issue  -------------------------------------------------------------------------------
  age    1    2    3    4    5    6    7    8    9    10   11   12   13   14   15   16
 -----  ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ----
 0-45   1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.40 1.45 1.50 1.55 1.60 1.65 1.70 1.75 1.80
  50    1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.40 1.45 1.50 1.55 1.60 1.65 1.65 1.65 1.65
  55    1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35
  60    1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05
 65-85  1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00
 -----  -------------------------------------------------------------------------------

Representative figures shown. For issue ages not listed, please ask your registered representative.

APPENDIX B - SURRENDER CHARGE: CURRENT RATES PER $1,000 OF INITIAL FACE
             AMOUNT

             Death Benefit Option A or C               Death Benefit Option B
        -----------------------------------------   -----------------------------------------
             Nonsmoker              Smoker               Nonsmoker              Smoker
Issue   -------------------   -------------------   -------------------   -------------------
 age    Male  Female Unisex   Male  Female Unisex   Male  Female Unisex   Male  Female Unisex
-----   ----- ------ ------   ----- ------ ------   ----- ------ ------   ----- ------ ------
   5    $0.33 $0.26  $0.32    $0.33 $0.26  $0.32    $0.89 $0.74  $0.87    $0.89 $0.74  $0.87
  10    $0.33 $0.26  $0.32    $0.33 $0.26  $0.32    $0.89 $0.74  $0.87    $0.89 $0.74  $0.87
  15    $0.33 $0.26  $0.32    $0.33 $0.26  $0.32    $0.89 $0.74  $0.87    $0.89 $0.74  $0.87
  20    $0.66 $0.53  $0.64    $0.84 $0.64  $0.80    $1.51 $1.33  $1.49    $1.58 $1.39  $1.54
  25    $0.82 $0.67  $0.79    $1.04 $0.80  $0.99    $1.71 $1.50  $1.66    $1.77 $1.55  $1.71
  30    $0.96 $0.79  $0.93    $1.20 $0.95  $1.16    $1.93 $1.70  $1.89    $1.97 $1.75  $1.94
  35    $1.11 $0.93  $1.08    $1.38 $1.11  $1.33    $2.18 $1.92  $2.13    $2.21 $1.96  $2.16
  40    $1.51 $1.26  $1.47    $1.87 $1.50  $1.80    $2.53 $2.20  $2.47    $2.56 $2.23  $2.49
  45    $2.07 $1.73  $2.01    $2.55 $2.05  $2.46    $2.94 $2.53  $2.85    $2.96 $2.55  $2.88
  50    $2.67 $2.23  $2.59    $3.27 $2.62  $3.15    $3.54 $3.00  $3.42    $3.58 $3.01  $3.45
  55    $3.25 $2.72  $3.16    $3.93 $3.16  $3.80    $4.27 $3.60  $4.16    $4.30 $3.60  $4.19
  60    $4.25 $3.54  $4.12    $5.07 $4.07  $4.88    $4.70 $4.28  $4.76    $5.07 $4.31  $4.88
  63    $4.95 $4.13  $4.80    $5.69 $4.69  $5.63    $4.95 $4.45  $4.80    $5.69 $4.69  $5.63
  64    $5.22 $4.35  $5.06    $5.54 $4.93  $5.71    $5.22 $4.47  $5.06    $5.54 $4.93  $5.71
  65    $5.37 $4.48  $5.20    $5.45 $5.06  $5.54    $5.37 $4.48  $5.20    $5.45 $5.06  $5.54
  66    $5.47 $4.56  $5.30    $5.38 $5.14  $5.41    $5.47 $4.56  $5.30    $5.38 $5.14  $5.41
  70    $5.31 $4.43  $5.15    $5.19 $4.94  $5.24    $5.31 $4.43  $5.15    $5.19 $4.94  $5.24
  75    $5.09 $4.26  $4.94    $4.90 $4.69  $4.97    $5.09 $4.26  $4.94    $4.90 $4.69  $4.97
  80    $4.61 $3.88  $4.47    $4.45 $4.21  $4.66    $4.61 $3.88  $4.47    $4.45 $4.21  $4.66
  85    $3.79 $3.21  $3.67    $3.79 $3.38  $3.79    $3.79 $3.21  $3.67    $3.79 $3.38  $3.79
-----   -----------------------------------------   -----------------------------------------

If the person insured by the policy is assigned a risk classification other than standard, a factor is applied to the surrender charge rate according to the nonstandard table rating assigned to that person insured. If the person insured is assigned a nonstandard rating reflected in the table of nonstandard table factors at the bottom of Appendix A on the previous page, the rate above that applies to the person insured is multiplied by the nonstandard table factor that applies.

Representative figures shown. For issue ages not listed, please ask your registered representative.

APPENDIX C - DEATH BENEFIT PERCENTAGES

----------------   ----------------   -----------------      -----------------
 Age  Percentage   Age  Percentage    Age  Percentage         Age   Percentage
----------------   ----------------   -----------------      -----------------
0-40         250    50         185     60         130           70         115
  41         243    51         178     61         128           71         113
  42         236    52         171     62         126           72         111
  43         229    53         164     63         124           73         109
  44         222    54         157     64         122           74         107
  45         215    55         150     65         120        75-90         105
  46         209    56         146     66         119           91         104
  47         203    57         142     67         118           92         103
  48         197    58         138     68         117           93         102
  49         191    59         134     69         116      greater         101
----------------   -----------------  -----------------    than 93
                                                           -------------------

M'S VERSATILE PRODUCT                              WHERE TO GO FOR MORE INFORMATION
The M's Versatile Product variable life            For more information about M's Versatile Product, please call or write to us at
insurance policy is underwritten by                the address below. You should also use this address to send us any notices,
Pacific Life Insurance Company.                    forms or requests about your policy.

                                                   --------------------------------------------------------------------------------

How to contact us                                  Pacific Life Insurance Company
                                                   Client Services Department
                                                   700 Newport Center Drive
                                                   P.O. Box 7500
                                                   Newport Beach, California 92658-7500

                                                   1-800-800-7681
                                                   7 a.m. through 5 p.m. Pacific time

                                                   --------------------------------------------------------------------------------

How to contact the SEC                             You can also find reports and other information about the policy and separate account from the SEC. The SEC may charge you a fee for this information.

                                                   Public Reference Section of the SEC
                                                   Washington, D.C. 20549-6009
                                                   1-800-SEC-0330
                                                   Internet: www.sec.gov


                             M'S VERSATILE PRODUCT

                  Flexible Premium Variable Insurance Policy

                   Issued by Pacific Life Insurance Company

                     Supplement dated May 1, 1999 to

                       Prospectus dated May 1, 1999

  The attached prospectus describes two death benefit qualification tests available in connection with the M's Variable Product Flexible Premium Variable Life Insurance Policy ("Policy")--the cash value accumulation test and the guideline premium test. As of the date of this supplement to the prospectus, the cash value accumulation test is not yet available.

  The attached prospectus describes an Accounting Benefit Rider under "The death benefit: Optional riders". As of the date of this supplement to the prospectus, the optional Accounting Benefit Rider is not yet available.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART II. ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

Contents of Registration Statement

This Registration Statement on Form S-6 comprises the following papers and documents:

The facing sheet.
The cross-reference sheet.

The Prospectus consisting of 125 pages (including illustrations).

Supplement consisting of 1 page.
The undertaking to file reports.
Representation pursuant to Section 26(e) of the Investment Company Act of 1940. The Signatures.
Written consent of the following person (included in the exhibits shown below):


Deloitte & Touche LLP, Independent Auditors
Dechest Price & Rhoads, Outside Counsel
The following exhibits:


1. (1) (a) Resolution of the Board of Directors of the Depositor dated
           November 22, 1989 and copies of the Memoranda concerning Pacific Select Exec Separate Account dated May 12, 1988 and January 26, 1993. /1/

       (b) Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws. /1/

   (2) Inapplicable

   (3) (a) Distribution Agreement Between Pacific Life Insurance Company and Pacific Mutual Distributors, Inc. (formerly known as Pacific Equities Network) /1/

       (b) Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers

   (4) Inapplicable

   (5) (a) Flexible Premium Variable Life Insurance Policy /1/

       (b) Annual Renewable Term Rider (form R98-ART) /1/

       (c) Accounting Benefit Rider (form R98-ABR) /1/

       (d) Accelerated Living Benefit Rider (form R92-ABR) /1/

       (e) Spouse Term Rider (form R98-SPT) /1/

       (f) Children's Term Rider (form R84-CT) /1/

       (g) Waiver of Charges (form R98-WC) /2/

       (h) Accidental Death Benefit (form R84-AD) /1/

       (i) Guaranteed Insurability Rider (form R84-GI) /1/

       (j) Disability Benefit Rider (form R84-DB) /1/

   (6) (a) Bylaws of Pacific Life Insurance Company /1/

       (b) Articles of Incorporation of Pacific Life Insurance Company /1/

  (7)    Inapplicable

  (8)    Inapplicable

  (9)    (a) Participation Agreement between Pacific Life Insurance Company and
             Pacific Select Fund /1/
         (b) M Fund, Inc. Participation Agreement with Pacific Life Insurance Company

  (10) Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire /1/

2. Form of Opinion and consent of legal officer of Pacific Life as to legality of Policies being registered /1/

3.  Inapplicable

4.  Inapplicable

5.  Inapplicable

6.  (a) Consent of Deloitte & Touche LLP

    (b) Consent of Dechert Price & Rhoads /1/

7.  Opinion of Actuary

8.  Memorandum Describing Issuance, Transfer and Redemption Procedures /1/

9.  Power of Attorney

10. Inapplicable

11. Inapplicable

12. Inapplicable

13. Inapplicable

14. Inapplicable

15. Inapplicable

16. Inapplicable

17. Inapplicable


/1/ Filed as part of Registration Statement on Form S-6 via EDGAR on August 10,
    1998, File No. 333-61135, Accession Number 0001017062-98-001706.

/2/ Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on November 19, 1999, File No. 333-61135, Accession Number 0001017062-98-002349.

UNDERTAKING TO FILE REPORTS

  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as maybe prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

  Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the variable Life Insurance Policy ("Policy") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed in connection with the Policy.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pacific Select Exec Separate Account of Pacific Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 27th day of April 1999.

                                          PACIFIC SELECT EXEC SEPARATE ACCOUNT
                                                      (Registrant)

                                          BY: PACIFIC LIFE INSURANCE COMPANY
                                                       (Depositor)

                                          BY: _________________________________
                                              Thomas C. Sutton*
                                              Chief Executive Officer

*BY: /s/ DAVID R. CARMICHAEL
     David R. Carmichael
     as attorney-in-fact


(Power of Attorney is contained as Exhibit 9 in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-61135.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, Pacific Life Insurance Company certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized all in the City of Newport Beach, and State of California, on this 27th day of April, 1999.

                                         BY: PACIFIC LIFE INSURANCE COMPANY
                                                      (Registrant)

                                          BY: _________________________________
                                              Thomas C. Sutton*
                                              Chief Executive Officer

*BY: /s/ DAVID R. CARMICHAEL
     David R. Carmichael
     as attorney-in-fact


(Power of Attorney is contained as Exhibit 9 in this Post-Effective Amendment
 No. 1 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-61135.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                     Title                                  Date

____________________          Director, Chairman of the Board        __________ , 1999
Thomas C. Sutton*             and Chief Executive Officer

____________________          Director and President                 __________ , 1999
Glenn S. Schafer*

____________________          Director, Senior Vice President and    __________ , 1999
Khanh T. Tran*                Chief Financial Officer

____________________          Director, Senior Vice President and    __________ , 1999
David R. Carmichael*          General Counsel

____________________          Director, Vice President and           __________ , 1999
Audrey L. Milfs*              Corporate Secretary

____________________          Director                               __________ , 1999
Richard M. Ferry*

____________________          Director                               __________ , 1999
Donald E. Guinn*

____________________          Director                               __________ , 1999
Ignacio E. Lozano, Jr.*

____________________          Director                               __________ , 1999
Charles D. Miller*

____________________          Director                               __________ , 1999
Donn B. Miller*

____________________          Director                               __________ , 1999
Richard M. Rosenberg*

____________________          Director                               __________ , 1999
James R. Ukropina*

____________________          Director                               __________ , 1999
Raymond L. Watson*

____________________          Vice President and Controller          __________ , 1999
Edward R. Byrd*

____________________          Vice President and Treasurer           __________ , 1999
Brian D. Klemens*

*BY: /s/ DAVID R. CARMICHAEL                                            April 27, 1999
     David R. Carmichael
     as attorney-in-fact


(Powers of Attorney are contained as Exhibit 9 in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 of Pacific Select Exec Separate Account, File No. 333-61135.